                                                     Registration Nos. 333-02205
                                                                       811-07583

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 25, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-lA

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                       [X]

Pre-Effective Amendment No.                                                  [_]
Post-Effective Amendment No. 16                                              [X]

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                               [X]

Amendment No. 18                                                             [X]
(Check appropriate box or boxes)

                            HSBC ADVISOR FUNDS TRUST
               (Exact name of registrant as specified in charter)
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                    (Address of principal executive offices)
       Registrant's Telephone Number, including area code: (617) 470-8000

                                Richard Fabietti
                                452 Fifth Avenue



 New York, NY 10018
                     (Name and address of agent for service)
                  Please send copies of all communications to:

                                 David J. Harris
                                   Dechert LLP
                               1775 I Street, N.W.
                           Washington, D.C. 20006-2401

It is proposed that this filing will become effective:

    [ ] immediately upon filing pursuant to paragraph (b)

    [X] on February 28, 2005 pursuant to paragraph (b)

    [ ] 60 days after filing pursuant to paragraph (a)

    [ ] on [date] pursuant to paragraph (a) of Rule 485

    [ ] 75 days after filing pursuant to paragraph (a)

                              HSBC Investor Funds
                               February 28, 2005


                                 HSBC INVESTOR
                             LIMITED MATURITY FUND

                                 HSBC INVESTOR
                               FIXED INCOME FUND

                                 HSBC INVESTOR
                          NEW YORK TAX-FREE BOND FUND

                                 HSBC INVESTOR
                                  GROWTH FUND

                                 HSBC INVESTOR
                             GROWTH AND INCOME FUND

                                 HSBC INVESTOR
                                  MID-CAP FUND

                                 HSBC INVESTOR
                           INTERNATIONAL EQUITY FUND

                                 HSBC INVESTOR
                             SMALL CAP EQUITY FUND

                                 HSBC INVESTOR
                                   VALUE FUND

                              HSBC INVESTOR FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               PRIVACY POLICY FOR
                              HSBC INVESTOR FUNDS
                                      AND
                            HSBC ADVISOR FUNDS TRUST
--------------------------------------------------------------------------------

THIS PRIVACY POLICY NOTICE SUMMARIZES THE COLLECTION AND DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION ("INFORMATION") OF CUSTOMERS ("YOU") OF THE HSBC INVESTOR FAMILY OF FUNDS ("WE" OR "US"). IF YOU ARE AN INDIVIDUAL SHAREHOLDER OF RECORD OF ANY SERIES OF THE FUNDS, WE CONSIDER YOU TO BE A CUSTOMER OF THE HSBC INVESTOR FAMILY OF FUNDS. SHAREHOLDERS PURCHASING OR OWNING SHARES OF ANY OF THE HSBC INVESTOR FAMILY OF FUNDS THROUGH THEIR BANK, BROKER, OR OTHER FINANCIAL INSTITUTION SHOULD CONSULT THAT FINANCIAL INSTITUTION'S PRIVACY POLICIES.

WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.

WE DISCLOSE THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.

WE DISCLOSE INFORMATION ABOUT YOU TO THE FOLLOWING TYPES OF THIRD PARTIES
--------------------------------------------------------------------------------


We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA, National Association, HSBC Investments, (USA) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.


We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION
--------------------------------------------------------------------------------

We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.

                       This is not part of the Prospectus

HSBC INVESTOR FUNDS
TABLE OF CONTENTS

                                                                    RISK/RETURN SUMMARY AND FUND EXPENSES
---------------------------------------------------------------------------------------------------------
Carefully review this important          [ICON]         3    Overview
section, which summarizes each
Fund's investments, risks, past
performance, and fees.

                                                        5    HSBC Investor Limited Maturity Fund
                                                        9    HSBC Investor Fixed Income Fund
                                                       13    HSBC Investor New York Tax-Free Bond Fund
                                                       17    HSBC Investor Growth Fund
                                                       20    HSBC Investor Growth and Income Fund
                                                       24    HSBC Investor Mid-Cap Fund
                                                       28    HSBC Investor International Equity Fund
                                                       32    HSBC Investor Small Cap Equity Fund
                                                       36    HSBC Investor Value Fund

                                                              INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
---------------------------------------------------------------------------------------------------------
Review this section for                  [ICON]        39    HSBC Investor Limited Maturity Fund
information on investment
strategies and risks.
                                                       40    HSBC Investor Fixed Income Fund
                                                       41    HSBC Investor New York Tax-Free Bond Fund
                                                       42    HSBC Investor Growth Fund
                                                       43    HSBC Investor Growth and Income Fund
                                                       44    HSBC Investor Mid-Cap Fund
                                                       45    HSBC Investor International Equity Fund
                                                       46    HSBC Investor Small Cap Equity Fund
                                                       47    HSBC Investor Value Fund
                                                       48    General Risk Factors: All Funds
                                                       49    Specific Risk Factors
                                                       51    Portfolio Holdings

                                                                                          FUND MANAGEMENT
---------------------------------------------------------------------------------------------------------
Review this section for details on       [ICON]        52    The Investment Adviser
the people and organizations who
provide services to the Funds.

                                                       54    Portfolio Managers
                                                       55    The Distributor and Administrator
                                                       55    The Two-Tier Fund Structure

                                                                                  SHAREHOLDER INFORMATION
---------------------------------------------------------------------------------------------------------
Review this section for details on       [ICON]        57    Pricing of Fund Shares
how shares are valued, and how to
purchase, sell and exchange
shares. This section also
describes related charges, and
payments of dividends and
distributions.

                                                       58    Purchasing and Adding to Your Shares
                                                       62    Selling Your Shares
                                                       65    Exchanging Your Shares
                                                       66    Dividends, Distributions and Taxes

                                                                                     FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------
Review this section for details on       [ICON]        68    HSBC Investor Limited Maturity Fund
selected financial statements of
the Funds.

                                                       69    HSBC Investor Fixed Income Fund
                                                       70    HSBC Investor New York Tax-Free Bond Fund
                                                       71    HSBC Investor Growth Fund
                                                       72    HSBC Investor Growth and Income Fund
                                                       73    HSBC Investor Mid-Cap Fund
                                                       74    HSBC Investor International Equity Fund
                                                       75    HSBC Investor Small Cap Equity Fund
                                                       76    HSBC Investor Value Fund

                                                                          TAXABLE EQUIVALENT YIELD TABLES
---------------------------------------------------------------------------------------------------------
                                         [ICON]        77    Taxable Equivalent Yield Tables

                       [ICON]

HSBC INVESTOR FUNDS
RISK/RETURN SUMMARY AND FUND EXPENSES

                            OVERVIEW

THE FUNDS                   HSBC Investor Funds is a mutual fund family that
                            offers a variety of separate investment portfolios
                            ("Funds"), each with individual investment objectives and strategies. This prospectus provides you important information about each Fund.

                            Each Fund offers an Advisor, Class Y or Trust class of shares through this prospectus. The Funds offer Class A Shares, Class B Shares and Class C Shares through a separate prospectus. Each class of shares has different characteristics and is subject to different fees and expenses. The Funds' Statement of Additional Information contains a more detailed discussion of the different classes of shares. Please read this prospectus and keep it for future reference.

                            HSBC Investor Funds offers two categories of Funds in this prospectus: Income Funds and Equity Funds. The Income Funds include the HSBC Investor Limited Maturity Fund, HSBC Investor Fixed Income Fund, and HSBC Investor New York Tax-Free Bond Fund. The Equity Funds include the HSBC Investor Growth Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor International Equity Fund, HSBC Investor Small Cap Equity Fund, and HSBC Investor Value Fund. The following pages of this prospectus will highlight the differences between the two categories of Funds and each Fund.

                            The investment objective and strategies of each Fund are not fundamental and may be changed without approval of Fund shareholders. If there is a change in the investment objective or strategies of a Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and need. There can be no assurance that the investment objective of a Fund will be achieved.

                            Other important things for you to note:

                               - You may lose money by investing in a Fund

                               - Because the value of each Fund's investments
                                 will fluctuate with market conditions, so will the value of your investment in a Fund


                            AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF HSBC BANK USA, NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HSBC INVESTOR FUNDS
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]

WHO MAY WANT TO INVEST?     INCOME FUNDS

                            Consider investing in an Income Fund if you are:

                               - Looking to add a monthly income component to
                                 your investment portfolio

                               - Seeking higher potential returns than provided
                                 by money market funds

                               - Willing to accept the risks of price and income
                                 fluctuations

                               - Investing short-term reserves

                               - Looking to add a monthly tax-exempt income
                                 component to your investment portfolio (New
                                 York Tax-Free Bond Fund only)

                            An Income Fund will not be appropriate for anyone:

                               - Investing emergency reserves

                               - Seeking safety of principal

                               - Who does not live in New York (New York
                                 Tax-Free Bond Fund only)

                            EQUITY FUNDS

                            Consider investing in an Equity Fund if you are:

                               - Seeking a long-term goal such as retirement

                               - Looking to add a growth component to your
                                 investment portfolio

                               - Willing to accept higher risks of investing in
                                 the stock market in exchange for potentially higher long-term returns

                            An Equity Fund will not be appropriate for anyone:

                               - Seeking monthly income

                               - Pursuing a short-term goal or investing
                                 emergency reserves

                               - Seeking safety of principal

                       [ICON]

HSBC INVESTOR LIMITED MATURITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES

                            HSBC INVESTOR LIMITED MATURITY FUND

INVESTMENT OBJECTIVE        The investment objective of the Limited Maturity
                            Fund is to realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified investment grade portfolio of U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed income securities.

PRINCIPAL INVESTMENT
STRATEGIES                  The Fund seeks to achieve its investment objective
                            by investing all of its assets in the HSBC Investor
                            Limited Maturity Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the
                            Limited Maturity Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                            The Portfolio invests at least 80% of its assets in investment grade fixed income securities such as U.S. Government securities, corporate debt securities, commercial paper, mortgage-backed securities, asset-backed securities, and similar securities issued by foreign governments and corporations. The average portfolio duration of this Fund normally varies within three- to six-years based on projected interest rates.

PRINCIPAL INVESTMENT RISKS  Market Risk:  The Fund's performance per share will change daily based on many factors, including the quality of the instruments in the Portfolio's investment portfolio, national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                            Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Portfolio defaults on its financial obligation.

                            Interest Rate Risk: Changes in interest rates will affect the yield and value of the Portfolio's investments in debt securities.

                            Derivatives Risk: The Portfolio may invest in derivative instruments (e.g., options and futures contracts) to help achieve its investment objective. The Portfolio intends to do so primarily for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

                            Prepayment Risk: Risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-based security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment.

                            Extension Risk: Risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-based security) later than expected. This may happen during a period of rising interest rates.

                            Foreign Investment Risk: The Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international, political and economic conditions, fluctuations in currency exchange rates, and lack of adequate company information.

HSBC INVESTOR LIMITED MATURITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES





                       [ICON]




The bar chart on this page shows the HSBC Investor Limited Maturity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.



     PERFORMANCE BAR CHART AND TABLE
     YEAR-BY-YEAR
     TOTAL RETURNS
     AS OF 12/31
     FOR CLASS Y SHARES
(BAR GRAPH)


2002                                                                             7.55
2003                                                                             3.35
2004                                                                             3.23


Of course, past performance does not indicate how the Fund will perform in the future.


                                                Best quarter:   3Q 2002     4.22%
                                                Worst quarter:  2Q 2004    -2.00%
                                                ---------------------------------

HSBC INVESTOR LIMITED MATURITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES





                       [ICON]



The table below compares the Fund's performance over time to that of the Lehman Brothers Intermediate Aggregate Bond Funds Index, an unmanaged index generally representative of investment grade issues with maturities between three and ten years. The table assumes reinvestment of dividends and distributions.
The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


 AVERAGE ANNUAL
 TOTAL RETURNS
 (for the periods ended
 December 31, 2004)
 ----------------------


                                                                   INCEPTION                      SINCE
                                                                     DATE           1 YEAR      INCEPTION
                                                                 ----------------------------------------
 CLASS Y SHARES RETURN BEFORE TAXES                              Jan. 23, 2001       3.23%        5.52%
                                                                 ----------------------------------------
 CLASS Y SHARES RETURN AFTER TAXES ON DISTRIBUTIONS              Jan. 23, 2001       1.84%        3.67%
                                                                 ----------------------------------------
 CLASS Y SHARES RETURN AFTER TAXES ON DISTRIBUTIONS AND
 SALE OF FUND SHARES                                             Jan. 23, 2001       2.19%        3.70%
                                                                 ----------------------------------------
 LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  --             4.34%        6.46%*
---------------------------------------------------------------------------------------------------------


*  Since January 31, 2001.

HSBC INVESTOR LIMITED MATURITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES





                       [ICON]

                                         FEES AND EXPENSES(1)


As an investor in the HSBC Investor Limited Maturity Fund, you may pay the following fees and expenses if you buy and hold Class Y Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION EXPENSES                                CLASS Y
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       SHARES
Maximum sales charge (load) on purchases                          None
-----------------------------------------------------------------------
Maximum deferred sales charge (load)                              None
-----------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
or exchanged)(2)                                                 2.00%
ANNUAL FUND OPERATING EXPENSES                                  CLASS Y
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                   SHARES
Management fee                                                   0.40%
-----------------------------------------------------------------------
Distribution (12b-1) fee                                          None
-----------------------------------------------------------------------
Other expenses                                                   0.56%
-----------------------------------------------------------------------
Total Fund operating expenses                                    0.96%
-----------------------------------------------------------------------

(1)
  This table reflects the combined fees for both the Limited Maturity Fund and the Limited Maturity Portfolio.


(2)
  A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Selling Your Shares -- Redemption Fee" in this prospectus.



                                           EXPENSE EXAMPLE*

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

  - $10,000 investment
  - 5% annual return
  - no changes in the Fund's operating expenses


Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                             1        3        5        10
                            YEAR    YEARS    YEARS    YEARS
CLASS Y SHARES              $98     $306     $531     $1,178
------------------------------------------------------------


* The example reflects the combined fees for both the Limited Maturity Fund and the Limited Maturity Portfolio.

                       [ICON]

HSBC INVESTOR FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES

                            HSBC INVESTOR FIXED INCOME FUND

INVESTMENT OBJECTIVE        The investment objective of the Fixed Income Fund is
                            to realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified portfolio of fixed income securities.

PRINCIPAL INVESTMENT
STRATEGIES                  The Fund seeks to achieve its investment objective
                            by investing all of its assets in the HSBC Investor
                            Fixed Income Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the
                            Fixed Income Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                            The Portfolio invests at least 80% of its assets in fixed income securities, such as U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, and similar securities issued by foreign governments and corporations.

PRINCIPAL INVESTMENT RISKS  Market Risk:  The Fund's performance per share will change daily based on many factors, including the quality of the instruments in the Portfolio's investment portfolio, national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                            Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Portfolio defaults on its financial obligation.

                            Interest Rate Risk: Changes in interest rates will affect the yield and value of the Fund's investments in debt securities.

                            Derivatives Risk: The Fund may invest in derivative instruments (e.g., options and futures contracts) to help achieve its investment objective. The Fund may do so primarily for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

                            High Yield Securities ("Junk Bonds"): The Fund may invest in high-yield securities, which are subject to higher credit risks and are less liquid than other fixed-income securities. The Fund could lose money if it is unable to dispose of these investments at an appropriate time.

HSBC INVESTOR FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]



The bar chart on this page shows the HSBC Investor Fixed Income Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


     PERFORMANCE BAR CHART AND TABLE
     YEAR-BY-YEAR
     TOTAL RETURNS
     AS OF 12/31

     FOR ADVISOR SHARES

(BAR GRAPH)


1996                                                                              5.89
1997                                                                              8.27
1998                                                                              6.85
1999                                                                             -1.08
2000                                                                             11.22
2001                                                                              9.12
2002                                                                              8.56
2003                                                                              4.54
2004                                                                              4.26



Of course, past performance does not indicate how the Fund will perform in the future.



                                                Best quarter:   4Q  1996    4.26%
                                                Worst quarter:  2Q  2004   -2.21%
                                                ---------------------------------

HSBC INVESTOR FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]


The table below compares the Fund's performance over time to that of the Lehman U.S. Aggregate Bond Index, a unmanaged index which represents the U.S. investment grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), the Lipper A Rated Bond Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective, and the Citigroup Broad Investment-Grade Bond Index, a market capitalization based total return index containing U.S. fixed rate issues of greater than one year and at least $50 million outstanding. The table assumes reinvestment of dividends and distributions.


The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

 AVERAGE ANNUAL
 TOTAL RETURNS
 (for the periods ended
 December 31, 2004)
 ----------------------



                                                       INCEPTION                                      SINCE
                                                          DATE           1 YEAR        5 YEARS      INCEPTION
                                                      -------------------------------------------------------
 ADVISOR SHARES RETURN BEFORE TAXES                   Jan. 9, 1995        4.26%         7.50%          7.42%
                                                      -------------------------------------------------------
 ADVISOR SHARES RETURN AFTER TAXES ON
 DISTRIBUTIONS                                        Jan. 9, 1995        2.75%         5.34%          4.82%
                                                      -------------------------------------------------------
 ADVISOR SHARES RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALES                              Jan. 9, 1995        2.75%         5.09%          4.72%
                                                      -------------------------------------------------------
 LEHMAN U.S. AGGREGATE BOND INDEX* (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)                        --         4.34%         7.71%          7.72%**
                                                      -------------------------------------------------------
 LIPPER A RATED BOND FUND INDEX                                --         4.51%         7.22%          7.23%**
                                                      -------------------------------------------------------
 CITIGROUP BROAD INVESTMENT GRADE BOND INDEX*
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
 TAXES)                                                        --        4.48.%         7.23%          7.74%**
-------------------------------------------------------------------------------------------------------------



 * The Fund has changed the index to which it compares its performance from the Citigroup Broad Investment-Grade Bond Index to the Lehman U.S. Aggregate Bond Index. This change was effected because the Lehman U.S. Aggregate Bond Index better represents the types of securities in which the Fund may invest.



** Since January 31, 1995.

HSBC INVESTOR FIXED INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]



                                         FEES AND EXPENSES(1)

As an investor in the HSBC Investor Fixed Income Fund, you may pay the following fees and expenses if you buy and hold Advisor Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION EXPENSES                                ADVISOR
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       SHARES
Maximum sales charge (load) on purchases                          None
-----------------------------------------------------------------------
Maximum deferred sales charge (load)                              None
-----------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged)(2)             2.00%
ANNUAL FUND OPERATING EXPENSES                                  ADVISOR
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                   SHARES
Management fee                                                   0.40%
-----------------------------------------------------------------------
Distribution (12b-1) fee                                          None
-----------------------------------------------------------------------
Other expenses                                                   0.24%
-----------------------------------------------------------------------
Total Fund operating expenses                                    0.64%
-----------------------------------------------------------------------


(1)
  The table reflects the combined fees of both the Fixed Income Fund and the Fixed Income Portfolio.


(2)
  A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Selling Your Shares -- Redemption Fee" in this prospectus.


                                           EXPENSE EXAMPLE*


This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   - $10,000 investment
   - 5% annual return

   - no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                             1        3        5       10
                            YEAR    YEARS    YEARS    YEARS
ADVISOR SHARES              $65     $205     $357     $798
-----------------------------------------------------------


* The example reflects the combined fees of both the Fixed Income Fund and the Fixed Income Portfolio.

                       [ICON]

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES

                            HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

INVESTMENT OBJECTIVE        The investment objective of the New York Tax-Free
                            Bond Fund is to provide shareholders of the Fund with income exempt from regular federal, New York
                            State and New York City personal income taxes.

PRINCIPAL INVESTMENT
STRATEGIES                  The Fund seeks to achieve its investment objective
                            by investing at least 80% of its assets primarily in a non-diversified portfolio of municipal bonds, notes, commercial paper, U.S. Government securities, and other debt instruments the interest on which is exempt from regular federal (except for U.S.
                            Government securities), New York State and New York
                            City personal income taxes.

PRINCIPAL INVESTMENT RISKS  Market Conditions:  The Fund's performance per share will change daily based on many factors, including the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                            Credit Risk: The Fund could lose money if the issuer of a fixed income security owned by the Fund defaults on its financial obligation.

                            Interest Rate Risk: Changes in interest rates will affect the yield and value of the Fund's investments in debt securities.

                            Derivatives Risk: The Fund may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Fund may do so only for hedging purposes and not for speculation. These investments could increase the Fund's price volatility or reduce the return on your investment.

                            Concentration Risk: Because the Fund will concentrate its investments in New York Municipal Obligations and may invest a significant portion of its assets in the securities of a single issuer or sector, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

                            Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affects these industries could affect the ability of New York and its localities to meet its financial obligations. If such difficulties arise in the future, you could lose money on your investment.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]



The bar chart on this page shows the HSBC Investor New York Tax-Free Bond Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


     PERFORMANCE BAR CHART AND TABLE
     YEAR-BY-YEAR
     TOTAL RETURNS
     AS OF 12/31

     FOR CLASS Y SHARES

(BAR GRAPH)


1997                                                                              9.35
1998                                                                              6.44
1999                                                                             -3.08
2000                                                                             10.82
2001                                                                                 4
2002                                                                              9.23
2003                                                                              4.69
2004                                                                              3.29


Of course, past performance does not indicate how the Fund will perform in the future.

                                                Best quarter:   3Q 2002     5.11%
                                                Worst quarter:  2Q 2004    -2.20%
                                                ---------------------------------

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]

The table below compares the Fund's performance over time to that of the Lehman NY Exempt Index, an index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value, and the Lipper NY Municipal Bond Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

 AVERAGE ANNUAL
 TOTAL RETURNS
 (for the periods ended
 December 31, 2004)
 ----------------------



                                                      INCEPTION                                       SINCE
                                                        DATE             1 YEAR        5 YEARS      INCEPTION
                                                    ---------------------------------------------------------
 CLASS Y SHARES RETURN BEFORE TAXES                 July 1, 1996         3.29%          6.37%         5.68%
                                                    ---------------------------------------------------------
 CLASS Y SHARES RETURN AFTER TAXES ON
 DISTRIBUTIONS                                      July 1, 1996         3.27%          6.35%         5.64%
                                                    ---------------------------------------------------------
 CLASS Y SHARES RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES              July 1, 1996         3.32%          6.06%         5.49%
                                                    ---------------------------------------------------------
 LEHMAN NY EXEMPT INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)                  --              3.15%          6.61%         5.68%*
                                                    ---------------------------------------------------------
 LIPPER NY MUNICIPAL BOND FUND INDEX
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
 TAXES)                                                  --              3.57%          6.69%         5.60%*
-------------------------------------------------------------------------------------------------------------


* Since June 30, 1996.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]




                                         FEES AND EXPENSES


As an investor in the HSBC Investor New York Tax-Free Bond Fund, you may pay the following fees and expenses if you buy and hold Class Y Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER TRANSACTION EXPENSES                                CLASS Y
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       SHARES
Maximum sales charge (load) on purchases                          None
-----------------------------------------------------------------------
Maximum deferred sales charge (load)                              None
-----------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
or exchanged)(1)                                                 2.00%
ANNUAL FUND OPERATING EXPENSES                                  CLASS Y
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                   SHARES
Management fee                                                   0.25%
-----------------------------------------------------------------------
Distribution (12b-1) fee                                          None
-----------------------------------------------------------------------
Other expenses                                                   0.37%
-----------------------------------------------------------------------
Total Fund operating expenses                                    0.62%
-----------------------------------------------------------------------


(1)
  A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Selling Your Shares -- Redemption Fee" in this prospectus.


                                           EXPENSE EXAMPLE


This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   - $10,000 investment
   - 5% annual return

   - no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                             1        3        5       10
                            YEAR    YEARS    YEARS    YEARS
CLASS Y SHARES              $63     $199     $346     $774
-----------------------------------------------------------

                       [ICON]

HSBC INVESTOR GROWTH FUND
RISK/RETURN SUMMARY AND FUND EXPENSES

                            HSBC INVESTOR GROWTH FUND

INVESTMENT OBJECTIVE        The investment objective of the Growth Fund is
                            long-term growth of capital.


PRINCIPAL INVESTMENT
STRATEGIES                  The Fund seeks to achieve its investment objective
                            by investing all of its assets in the HSBC Investor
                            Growth Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The
                            Fund is currently not contemplating such a move.



                            Under normal market conditions, the Portfolio will primarily invest in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which Waddell & Reed Investment Management Company ("Waddell & Reed"), the Portfolio's investment sub-adviser, believes have the potential to generate superior levels of long-term profitability and growth. Waddell & Reed selects superior growth companies which it anticipates will create superior wealth over time and have sustainable competitive advantages. Waddell & Reed's selection process is a blend of quantitative and fundamental research. From a quantitative standpoint, Waddell & Reed concentrates on profitability, capital intensity, cash flow and valuation measures, as well as earnings growth rates. Once the quantitative research is completed Waddell & Reed conducts its internal research. Waddell & Reed searches to identify those companies that it believes possess a sustainable competitive advantage. Waddell & Reed seeks to outperform the Russell Large Cap Growth Index.



PRINCIPAL INVESTMENT RISKS  Market Risk:  The Fund's performance per share will change daily based on many factors, including national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.



                            Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Portfolio will fluctuate as the market price of its investments increases or decreases.


                            Growth Stock Risk: The return on growth stocks may or may not move in tandem with the returns on other styles of investing or the stock market. Growth stocks may be particularly susceptive to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

HSBC INVESTOR GROWTH FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]


                            Medium and Large Capitalization Risk: The Portfolio may invest in medium and large capitalization companies. Large capitalization stocks may fall out of favor with investors, and may be particularly volatile in the event of earnings disappointments or other financial developments. Medium capitalization companies may involve greater risks than investment in large capitalization companies due to such factors as limited product lines, market and financial or managerial resources.



                            Foreign Investment Risk: The Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.


                            Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.


                            Interest Rate Risk: The risk that changes in interest rates will affect the value of the Growth Portfolio's investments. In particular, the Portfolio's investment in fixed income securities generally will change in value inversely with changes in interest rates.



                            High Yield ("Junk Bonds") Risk: The Portfolio may invest in high-yield securities, which are subject to higher credit risk and are less liquid than other fixed income securities. The Portfolio could lose money if it is unable to dispose of these investments at an appropriate time.


                            Lending of Portfolio Securities: In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.


PERFORMANCE INFORMATION     No performance information is presented for the Fund
                            because it has been in operation for less than one full calendar year.

HSBC INVESTOR GROWTH FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]



                                         FEES AND EXPENSES(1)

As an investor in the HSBC Investor Growth Fund, you may pay the following fees and expenses if you buy and hold Class Y Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION EXPENSES                                CLASS Y
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       SHARES
Maximum sales charge (load) on purchases                          None
-----------------------------------------------------------------------
Maximum deferred sales charge (load)                              None
-----------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
or exchanged)(2)                                                 2.00%
ANNUAL FUND OPERATING EXPENSES                                  CLASS Y
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                   SHARES
Management fee                                                   0.50%
-----------------------------------------------------------------------
Distribution (12b-1) fee                                          None
-----------------------------------------------------------------------
     Shareholder servicing fee                                    None
     Other expenses                                              0.56%
-----------------------------------------------------------------------
Total Fund operating expenses                                    1.06%
-----------------------------------------------------------------------
Fee waiver and/or expense reimbursement(3)                       0.11%
-----------------------------------------------------------------------
Net operating expenses                                           0.95%
-----------------------------------------------------------------------


(1)
  This table reflects the combined fees for both the Growth Fund and the Growth Portfolio.


(2)
  A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Selling Your Shares -- Redemption Fee" in this prospectus.



(3)
  HSBC Investments (USA) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.95% for Class Y Shares. The expense limitation is contractual and shall be in effect until March 1, 2006.


                                           EXPENSE EXAMPLE*


This Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

   - $10,000 investment

   - 5% annual return


   - no changes in the Fund's operating expenses as shown in the table above


Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                                       1        3
                                      YEAR    YEARS
CLASS Y SHARES                        $97     $324
---------------------------------------------------


* The example reflects the combined fees for both the Growth Fund and the Growth Portfolio.

                       [ICON]


HSBC INVESTOR GROWTH AND INCOME FUND

RISK/RETURN SUMMARY AND FUND EXPENSES


                            HSBC INVESTOR GROWTH AND INCOME FUND


INVESTMENT OBJECTIVE        The investment objective of the Growth and Income
                            Fund is to pursue long-term growth of capital and current income.


PRINCIPAL INVESTMENT
STRATEGIES                  The Fund normally invests at least 65% of its assets
                            in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments. These fixed income securities may include U.S. Government securities, corporate bonds, asset-backed securities (including mortgage-backed securities), obligations of savings and loans and U.S. and foreign banks, commercial paper and related repurchase agreements. The Adviser selects securities for the portfolio that appear to be undervalued, some of which will be income-producing. In selecting securities, the
                            Adviser uses quantitative and fundamental research to identify stocks it believes are undervalued.
                            Investments will be sold if they no longer meet the Fund's criteria for investment.



PRINCIPAL INVESTMENT RISKS  Market Risk:  Risk that the value of the Fund's investments will fluctuate as the stock market fluctuates and that stock prices overall may decline over short or longer-term periods.



                            Interest Rate Risk: Risk that changes in interest rates will affect the value of the Fund's investments in income-producing or fixed-income or debt securities. Increases in interest rates may cause the value of the Fund's investments to decline.


                            Credit Risk: Risk that the issuer of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.


                            Prepayment Risk: With respect to mortgage-backed securities, the risk that the principal amount of the underlying mortgages will be repaid prior to the bond's maturity date. When such repayment occurs, no additional interest will be paid on the investment.



                            Security-Specific Risk: Risk that the issuer will be unable to achieve its earnings or growth expectations.

HSBC INVESTOR GROWTH AND INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES





                       [ICON]




The bar chart on this page shows the HSBC Investor Growth and Income Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.




     PERFORMANCE BAR CHART AND TABLE


     YEAR-BY-YEAR


     TOTAL RETURNS


     AS OF 12/31


     FOR CLASS Y SHARES

(BAR GRAPH)


2002                                                                             -25.2
2003                                                                             26.62
2004                                                                              7.62



Of course, past performance does not indicate how the Fund will perform in the future.



                                                Best quarter:   2Q 2003    +14.82%
                                                Worst quarter:  3Q 2002    -17.98%
                                                ---------------------------------

HSBC INVESTOR GROWTH AND INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES





                       [ICON]




The table below compares the Fund's performance over time to that of the Standard & Poor's 500 Index(R), an unmanaged index that is generally representative of the largest companies in the U.S. stock market. The table assumes reinvestment of dividends and distributions.


The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

 AVERAGE ANNUAL
 TOTAL RETURNS
 (for the periods ended
 December 31, 2004)
 ----------------------



                                                                  INCEPTION                      SINCE
                                                                    DATE           1 YEAR      INCEPTION
                                                                ----------------------------------------
 CLASS Y SHARES RETURN BEFORE TAXES                             Apr. 2, 2001        7.62%        -0.58%
                                                                ----------------------------------------
 CLASS Y SHARES RETURN AFTER TAXES ON DISTRIBUTIONS             Apr. 2, 2001        7.22%        -0.83%
                                                                ----------------------------------------
 CLASS Y SHARES RETURN AFTER TAXES ON DISTRIBUTIONS AND
 SALE OF FUND SHARES                                            Apr. 2, 2001        4.95%        -0.63%
                                                                ----------------------------------------
 STANDARD & POOR'S 500 INDEX(R) (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                                        --            10.87%         2.85%*
--------------------------------------------------------------------------------------------------------


* Since March 31, 2001.

HSBC INVESTOR GROWTH AND INCOME FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]



                                         FEES AND EXPENSES

As an investor in the HSBC Investor Growth and Income Fund, you may pay the following fees and expenses if you buy and hold Class Y Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION EXPENSES                                CLASS Y
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       SHARES
Maximum sales charge (load) on purchases                          None
-----------------------------------------------------------------------
Maximum deferred sales charge (load)                              None
-----------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
or exchanged)(1)                                                 2.00%
ANNUAL FUND OPERATING EXPENSES                                  CLASS Y
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                   SHARES
Management fee                                                   0.55%
-----------------------------------------------------------------------
Distribution (12b-1) fee                                          None
-----------------------------------------------------------------------
Other expenses                                                   0.22%
-----------------------------------------------------------------------
Total Fund operating expenses                                    0.77%
-----------------------------------------------------------------------



(1)A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Selling Your
   Shares -- Redemption Fee" in this prospectus.



                                           EXPENSE EXAMPLE


This Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


  - $10,000 investment


  - 5% annual return



  - no changes in the Fund's operating expenses


Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                             1        3        5       10
                            YEAR    YEARS    YEARS    YEARS
CLASS Y SHARES              $79     $246     $428     $ 954
-----------------------------------------------------------

                       [ICON]

HSBC INVESTOR MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES

                            HSBC INVESTOR MID-CAP FUND

INVESTMENT OBJECTIVE        The investment objective of the Mid-Cap Fund is to
                            achieve a higher rate of return than that generated by the Russell MidCap Growth Index.


PRINCIPAL INVESTMENT
STRATEGIES                  The Fund seeks to achieve its objective by investing
                            in common or preferred stocks and convertible securities. The Fund normally invests at least 80% of its assets in equity securities of mid-sized companies with market capitalizations falling within the range of the Russell MidCap Growth Index
                            (between $594 million and $3.4 billion as of January
                            31, 2005) at the time of acquisition. Investments are primarily in domestic common stocks but also may include, to a limited degree, preferred stocks, and convertible securities. The Fund's Adviser selects stocks that have attractive valuation, the potential for future earnings growth and in the Adviser's opinion are likely to outperform the Russell MidCap
                            Growth Index. In selecting securities the Adviser uses quantitative research (e.g., analyzing profitability, sales growth, earnings acceleration, and debt levels) and fundamental research (e.g., analyzing factors such as sustainable competitive advantages, the sector outlook, and the quality of the management) to identify stocks meeting its criteria in an effort to outperform the Russell
                            MidCap Growth Index. Investments will be sold if they no longer meet the Fund's criteria for investment.


PRINCIPAL INVESTMENT RISKS  Capitalization Risk:  Investments in
                            mid-capitalization companies involve greater risk than is customarily associated with larger more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

                            Management Risk: Risk that the strategy used by the Adviser may fail to produce the desired results.

                            Market Risk: Risk that the value of the Fund's investments will fluctuate as the stock market fluctuates and that stock prices overall may decline over short or longer-term periods.

                            Security-Specific Risk: Risk that the issuer will be unable to achieve its earnings or growth expectations.

HSBC INVESTOR MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]




The bar chart on this page shows the HSBC Investor Mid-Cap Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.



     PERFORMANCE BAR CHART AND TABLE
     YEAR-BY-YEAR
     TOTAL RETURNS
     AS OF 12/31(1)
     FOR TRUST SHARES
(BAR GRAPH)


1995                                                                             -3.45
1996                                                                             33.21
1997                                                                             16.89
1998                                                                             30.96
1999                                                                              9.46
2000                                                                              38.4
2001                                                                             11.13
2002                                                                             -9.29
2003                                                                            -27.01
2004                                                                             14.25


Of course, past performance does not indicate how the Fund will perform in the future.


                                                Best quarter:   4Q 1999     +27.21
                                                Worst quarter:  3Q 1996     -18.28
                                                ----------------------------------



(1) The Fund commenced operations on July 1, 2000 upon the transfer to the Fund of assets held in a collective investment trust (the "CTF") maintained by HSBC Bank USA, for which HSBC Investments (USA) Inc. had provided day-to-day portfolio management. The CTF had substantially the same investment objective, policies, and limitations as the Fund. Assets from the CTF were transferred to the Fund.



   The Fund calculates its performance for periods prior to July 1, 2000 by including the CTF's total return, adjusted to reflect the deduction of fees and expenses applicable to the Fund as stated in the Fee Table in this prospectus (that is, adjusted to reflect estimated expenses, including annual operating expenses including 12b-1 fees).


   The CTF was not registered with the SEC and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected.

HSBC INVESTOR MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]



The table below compares the Fund's performance(1) over time to that of the Russell MidCap Growth Index. The Russell MidCap Growth Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The table assumes reinvestment of dividends and distributions.
The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

 AVERAGE ANNUAL
 TOTAL RETURNS
 (for the periods ended
 December 31, 2004)(1)
 ----------------------



                                             INCEPTION                                                 SINCE
                                              DATE(2)       1 YEAR       5 YEARS       10 YEARS      INCEPTION
                                           -------------------------------------------------------------------
 TRUST SHARES RETURN BEFORE TAXES          July 1, 1993     14.25%        2.11%         13.12%        11.59%
                                           -------------------------------------------------------------------
 TRUST SHARES RETURN AFTER TAXES ON
 DISTRIBUTIONS                             July 1, 1993     14.25%        2.05%         13.08%        11.56%*
                                           -------------------------------------------------------------------
 TRUST SHARES RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND
 SHARES                                    July 1, 1993      9.26%        1.79%         11.84%        10.48%*
                                           -------------------------------------------------------------------
 RUSSELL MIDCAP GROWTH INDEX
 (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                             --          15.48%       -3.36%         11.23%        10.42%**
--------------------------------------------------------------------------------------------------------------


*  Since July 1, 2000.

** Since July 1, 1993.


(1)The Fund commenced operations on July 1, 2000 upon the transfer to the Fund of assets held in a collective investment trust (the "CTF") maintained by HSBC Bank USA, for which HSBC Investments (USA) Inc. had provided day-to-day portfolio management. The CTF had substantially the same investment objective, policies, and limitations as the Fund. Assets from the CTF were transferred to the Fund.



   The Fund calculates its performance for periods prior to July 1, 2000 by including the CTF's total return, adjusted to reflect the deduction of fees and expenses applicable to the Fund as stated in the Fee Table in this prospectus (that is, adjusted to reflect estimated expenses, including the Fund's aggregate annual operating expenses including 12b-1 fees).


   The CTF was not registered with the SEC and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected.

(2)Prior to July 1, 1993, the CTF had a different investment objective and, therefore the performance for that time period is not included.

HSBC INVESTOR MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]



                                         FEES AND EXPENSES

As an investor in the HSBC Investor Mid-Cap Fund, you may pay the following fees and expenses if you buy and hold Trust Shares of the Fund. Shareholder Transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION EXPENSES                                TRUST
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       SHARES
Maximum sales charge (load) on purchases                         None
----------------------------------------------------------------------
Maximum deferred sales charge (load)                             None
----------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
or exchanged)(1)                                                2.00%
ANNUAL FUND OPERATING EXPENSES                                  TRUST
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                   SHARES
Management fee                                                  0.55%
----------------------------------------------------------------------
Distribution (12b-1) fee                                         None
----------------------------------------------------------------------
Other expenses                                                  0.29%
----------------------------------------------------------------------
Total Fund operating expenses                                   0.84%
----------------------------------------------------------------------



(1)
  A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Selling Your Shares -- Redemption Fee" in this prospectus.


                                           EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
   - $10,000 investment

   - 5% annual return

   - no charges in the Fund's operating expenses


Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                             1        3        5         10
                            YEAR    YEARS    YEARS     YEARS
TRUST SHARES                $86     $268     $  466    $1,037
-------------------------------------------------------------

                       [ICON]

HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES

                            HSBC INVESTOR INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE        The investment objective of the International Equity
                            Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States.


PRINCIPAL INVESTMENT
STRATEGIES                  The Fund seeks to achieve its investment objective
                            by investing all of its assets in the HSBC Investor
                            International Equity Portfolio (the "Portfolio"), which has the same investment objective as the Fund.
                            This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the
                            International Equity Fund or "feeder fund") is investing all its assets in a second fund (the
                            Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.




                            Under normal market conditions, the Portfolio will invest at least 80% of its assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East.


PRINCIPAL INVESTMENT RISKS



                            Market Risk: The Fund's performance per share will change daily based on many factors, including national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.



                            Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will fluctuate as the market price of its investments increases or decreases.



                            Foreign Investment Risk: The Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors. The Portfolio may invest up to 20% of its assets in emerging market securities of issuers in countries with developing economies. Emerging market securities are subject to even greater price volatility than investments in other foreign securities because there is a greater risk of political or social upheaval in emerging markets. In addition, these investments are often illiquid and difficult to value accurately.



                            Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.



                            Derivatives Risk: The Portfolio may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Portfolio may do so only for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]



The bar chart on this page shows the HSBC Investor International Equity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.



     PERFORMANCE BAR CHART AND TABLE


     YEAR-BY-YEAR

     TOTAL RETURNS
     AS OF 12/31
     FOR ADVISOR SHARES
(BAR GRAPH)


1996                                                                             15.08
1997                                                                              9.71
1998                                                                             12.43
1999                                                                             71.01
2000                                                                            -19.65
2001                                                                            -17.47
2002                                                                            -18.37
2003                                                                             29.36
2004                                                                             23.72




Of course, past performance does not indicate how the Fund will perform in the future.




                                                Best quarter:   4Q 1999    +30.85%
                                                Worst quarter:  2Q 2002    -21.76%
                                                ----------------------------------

HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]

The table below compares the Fund's performance to that of the Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index, which includes 1,600 companies in 21 countries representing the stock markets of Europe, Australia, New Zealand and the Far East, and the Lipper International Equity Fund Index, an unmanaged, equally weighted index composed of the 30 largest mutual funds with a similar investment objective. The table assumes reinvestment of dividends and distributions.

The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.

 AVERAGE ANNUAL
 TOTAL RETURNS
 (for the periods ended
 December 31, 2004)
 ----------------------



                                                   INCEPTION                                          SINCE
                                                     DATE             1 YEAR         5 YEARS        INCEPTION
                                                 ------------------------------------------------------------
 ADVISOR SHARES RETURN BEFORE TAXES              Jan. 9, 1995         23.72%          -2.83%          9.02%
                                                 ------------------------------------------------------------
 ADVISOR SHARES RETURN AFTER TAXES ON
 DISTRIBUTIONS                                   Jan. 9, 1995         23.04%          -3.53%          7.97%
                                                 ------------------------------------------------------------
 ADVISOR SHARES RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES           Jan. 9, 1995         15.40%          -2.69%          7.45%
                                                 ------------------------------------------------------------
 MSCI EAFE INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                         --              20.25%          -1.13%          5.62%*
                                                 ------------------------------------------------------------
 LIPPER INTERNATIONAL EQUITY FUND INDEX               --              18.60%          -0.89%          7.20%*
-------------------------------------------------------------------------------------------------------------



* Since December 31, 1994.

HSBC INVESTOR INTERNATIONAL EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]



                                         FEES AND EXPENSES(1)

As an investor in the HSBC Investor International Equity Fund, you may pay the following fees and expenses if you buy and hold Advisor Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION EXPENSES                                ADVISOR
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       SHARES
Maximum sales charge (load) on purchases                          None
-----------------------------------------------------------------------
Maximum deferred sales charge (load)                              None
-----------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
or exchanged)(2)                                                 2.00%






ANNUAL FUND OPERATING EXPENSES                                  ADVISOR
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                   SHARES

Management fee                                                   0.70%
-----------------------------------------------------------------------
Distribution (12b-1) fee                                          None
-----------------------------------------------------------------------
Other expenses                                                   0.35%
-----------------------------------------------------------------------
Total Fund operating expenses                                    1.05%
-----------------------------------------------------------------------



(1)
  The table reflects the combined fees of both the International Equity Fund and the International Equity Portfolio.



(2)
  A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Selling Your Shares -- Redemption Fee" in this prospectus.



                                           EXPENSE EXAMPLE*




This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:


  - $10,000 investment


  - 5% annual return



  - no changes in the Fund's operating expenses



Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.





                             1        3        5        10
                            YEAR    YEARS    YEARS    YEARS
ADVISOR SHARES              $107    $334     $579     $1,283
------------------------------------------------------------



* The example reflects the combined fees of both the International Equity Fund and the International Equity Portfolio.

                       [ICON]

HSBC INVESTOR SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES

                            HSBC INVESTOR SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE        The investment objective of the Small Cap Equity
                            Fund is to seek long-term growth of capital by investing in equity securities of small cap emerging growth companies that are expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

PRINCIPAL INVESTMENT
STRATEGIES                  The Fund seeks to achieve its investment objective
                            by investing all of its assets in the HSBC Investor
                            Small Cap Equity Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the
                            Small Cap Equity Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

                            The Portfolio will invest at least 80% of its assets in common stocks of small cap companies, but may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. Small cap companies generally are those that have market capitalizations within the range of market capitalizations represented in the Russell 2500 Growth Index. The Fund may also invest in common stocks of larger, more established companies if they are expected to show increased earnings.

PRINCIPAL INVESTMENT RISKS  Market Risk: The Fund's performance per share will change daily based on many factors, including national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.

                            Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Fund will fluctuate as the market price of its investments increases or decreases. Small Company Risk: Because small cap emerging growth companies have fewer financial resources than larger, well-established companies, investments in the Fund are subject to greater price volatility than investments in other equity funds that invest in larger, well-established companies, particularly during periods of economic uncertainty or downturns.

                            Foreign Investment Risk: The Portfolio's investments in foreign securities are riskier than its investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.

                            Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.

                            Derivatives Risk: The Portfolio may invest in derivative instruments (e.g., option and futures contracts) to help achieve its investment objective. The Portfolio intends to do so primarily for hedging purposes. These investments could increase the Fund's price volatility or reduce the return on your investment.

HSBC INVESTOR SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]



The bar chart on this page shows the HSBC Investor Small Cap Equity Fund's annual returns and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions.


     PERFORMANCE BAR CHART AND TABLE
     YEAR-BY-YEAR
     TOTAL RETURNS
     AS OF 12/31

     FOR ADVISOR SHARES

(BAR GRAPH)


1997                                                                             22.76
1998                                                                             13.43
1999                                                                              48.2
2000                                                                              5.04
2001                                                                             -1.31
2002                                                                            -33.14
2003                                                                             39.21
2004                                                                             11.93


Of course, past performance does not indicate how the Fund will perform in the future.

                                                Best quarter:   4Q 1999    +46.70%
                                                Worst quarter:  3Q 2001    -24.70%
                                                ----------------------------------

HSBC INVESTOR SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]


The table below compares the Fund's performance over time with the Russell 2500 Growth Index, an unmanaged index of the companies in the Russell 2500 Index (the 2500 smallest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values, and the Lipper Mid Cap Growth Fund Average, an equally weighted average of funds within the Mid Cap Growth Fund category, adjusted for reinvestment of capital gains distributions and income dividends. The table assumes reinvestment of dividends and distributions.


The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.

 AVERAGE ANNUAL
 TOTAL RETURNS
 (for the periods ended
 December 31, 2004)
 ----------------------



                                                         INCEPTION                                  SINCE
                                                           DATE          1 YEAR       5 YEARS     INCEPTION
                                                       ----------------------------------------------------
 ADVISOR SHARES RETURN BEFORE TAXES                    Sept. 3, 1996     11.93%        1.54%       11.20%
                                                       ----------------------------------------------------
 ADVISOR SHARES RETURN AFTER TAXES ON
 DISTRIBUTIONS                                         Sept. 3, 1996     11.93%        0.56%        9.10%
                                                       ----------------------------------------------------
 ADVISOR SHARES RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES                 Sept. 3, 1996      7.75%        0.84%        8.62%
                                                       ----------------------------------------------------
 RUSSELL 2500 GROWTH INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)                     --           14.59%       -2.32%        6.87%*
                                                       ----------------------------------------------------
 LIPPER MID CAP GROWTH FUND AVERAGE                         --           12.67%       -3.56%        7.32%*
-----------------------------------------------------------------------------------------------------------



* Since August 31, 1996.

HSBC INVESTOR SMALL CAP EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]



                                         FEES AND EXPENSES(1)

As an investor in the HSBC Investor Small Cap Equity Fund, you may pay the following fees and expenses if you buy and hold Advisor Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDER TRANSACTION EXPENSES                                ADVISOR
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       SHARES
Maximum sales charge (load) on purchases                          None
-----------------------------------------------------------------------
Maximum deferred sales charge (load)                              None
-----------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
or exchanged)(2)                                                 2.00%
ANNUAL FUND OPERATING EXPENSES                                  ADVISOR
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                   SHARES
Management fee                                                   0.80%
-----------------------------------------------------------------------
Distribution (12b-1) fee                                          None
-----------------------------------------------------------------------
Other expenses                                                   0.18%
-----------------------------------------------------------------------
Total Fund operating expenses                                    0.98%
-----------------------------------------------------------------------

(1)
  The table reflects the combined fees of both the Small Cap Equity Fund and the Small Cap Equity Portfolio.


(2)
  A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Selling Your Shares -- Redemption Fee" in this prospectus.



                                           EXPENSE EXAMPLE*

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
   - $10,000 investment

   - 5% annual return


   - no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

                             1        3        5        10
                            YEAR    YEARS    YEARS    YEARS
ADVISOR SHARES              $100    $312     $542     $1,201
------------------------------------------------------------

* The example reflects the combined fees of both the Small Cap Equity Fund and the Small Cap Equity Portfolio.

                       [ICON]

HSBC INVESTOR VALUE FUND
RISK/RETURN SUMMARY AND FUND EXPENSES

                            HSBC INVESTOR VALUE FUND

INVESTMENT OBJECTIVE        The investment objective of the Value Fund is
                            long-term growth of capital and income.


PRINCIPAL INVESTMENT
STRATEGIES                  The Fund seeks to achieve its investment objective
                            by investing all of its assets in the HSBC Investor
                            Value Portfolio (the "Portfolio"), which has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). Value
                            Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The
                            Fund is currently not contemplating such a move.



                            Under normal market conditions, the Portfolio will primarily invest in U.S. and foreign equity securities of companies with large and medium capitalizations that possess opportunities under appreciated or misperceived by the market. NWQ Investment Management Company, LLC ("NWQ"), as the investment sub-adviser of the Portfolio, seeks to identify undervalued companies where a catalyst exists -- such as new management, industry consolidation, company restructuring or a change in the company's fundamentals -- to recognize value or improve a company's profitability. The investment process seeks to add value through active management and through research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ's value driven investment strategy is based on bottom up fundamental research, which focuses on fundamental valuation, qualitative analysis and downside protection. The Portfolio may also invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers that are traded on a U.S. stock exchange and American Depository Receipts.



PRINCIPAL INVESTMENT RISKS  Market Risk: The Fund's performance per share will change daily based on many factors, including national and international economic conditions and general market conditions. You could lose money on your investment in the Fund or the Fund could underperform other investments.



                            Equity Risk: Equity securities have greater price volatility than fixed income instruments. The value of the Portfolio will fluctuate as the market price of its investments increases or decreases.


                            Value Stock Risk: A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock markets.

HSBC INVESTOR VALUE FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]


                            Medium and Large Capitalization Risk: The Portfolio may invest in medium and large capitalization companies. Large capitalization stocks may fall out of favor with investors, and may be particularly volatile in the event of earnings disappointments or other financial developments. Medium capitalization companies may involve greater risks than investment in large capitalization companies due to such factors as limited product lines, market and financial or managerial resources.



                            Foreign Investment Risk: The Portfolio's investments in foreign securities are riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information, as well as other factors.


                            Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer's products and services.


                            Interest Rate Risk: The risk that changes in interest rates will affect the value of the Portfolio's investments. In particular, the Value Portfolio's investment in fixed income securities generally will change in value inversely with changes in interest rates.



                            High Yield ("Junk Bonds") Risk: The Portfolio may invest in high-yield securities, which are subject to higher credit risk and are less liquid than other fixed income securities. The Value Portfolio could lose money if it is unable to dispose of these investments at an appropriate time.


                            Lending of Portfolio Securities: In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.


PERFORMANCE INFORMATION     No performance information is presented for the Fund
                            because it has been in operation for less than one full calendar year.

HSBC INVESTOR VALUE FUND
RISK/RETURN SUMMARY AND FUND EXPENSES




                       [ICON]



                                         FEES AND EXPENSES(1)

As an investor in the HSBC Investor Value Fund, you may pay the following fees and expenses if you buy and hold Y Class Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.


SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       Y SHARES
Maximum sales charge (load) on purchase                           None
------------------------------------------------------------------------
Maximum deferred sales charge (load)                              None
------------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of amount redeemed
or exchanged)(2)                                                 2.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                   Y SHARES
Management fee                                                   0.52%
------------------------------------------------------------------------
Distribution (12b-1) fee                                          None
------------------------------------------------------------------------
     Shareholder servicing fee:                                   None
     Other operating expenses:                                   0.48%
------------------------------------------------------------------------
Total Fund operating expenses                                    1.00%
------------------------------------------------------------------------
Fee waiver and/or expense reimbursement(3)                       0.05%
------------------------------------------------------------------------
Net operating expenses                                           0.95%
------------------------------------------------------------------------


(1)
  The table reflects the combined fees for both the Value Fund and the Value Portfolio.


(2)
  A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see "Selling Your Shares -- Redemption Fee" in this prospectus.



(3)
  HSBC Investments (USA) Inc. has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 0.95% for Class Y Shares. The expense limitation is contractual and shall be in effect until March 1, 2006.


                                           EXPENSE EXAMPLE*

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

  - $10,000 investment
  - 5% annual return

  - no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


                                       1        3
                                      YEAR    YEARS
CLASS Y SHARES                        $97     $324
---------------------------------------------------


* The example reflects the combined fees for both the Value Fund and the Value Portfolio.

                     [ICON]

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                      HSBC INVESTOR LIMITED MATURITY FUND

TICKER SYMBOL: HLMYX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Limited Maturity Fund is to realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified portfolio of investment grade securities including U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed income securities. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Limited Maturity Portfolio, which has the same investment objective as the Fund. The Portfolio invests primarily in investment grade fixed income securities with a stated maturity of less than 10 years. The average portfolio duration of the Portfolio normally varies within three- to six-years based on projected interest rates.


Consistent with the investment objective of the Fund, the Portfolio:


   - normally will invest at least 80% of its assets primarily in investment grade fixed income securities, which may include U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, obligations of foreign governments or international entities, and foreign currency exchange-related securities.

   - may invest more than 50% of its assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee of timely payment.

   - may continue to hold securities that have been graded below investment grade.

   - may lend securities to brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Portfolio also may borrow money for temporary or emergency purposes.

   - may invest in derivative instruments, including but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, and swaps. The Portfolio will use derivative instruments for hedging purposes.

   - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   - may invest in debt obligations of commercial banks and savings and loan associations. These instruments include certificates of deposit, time, deposits, and bankers' acceptances.

   - may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of commitment but payment and delivery are scheduled for a future date.

   - may take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. This may prevent the Portfolio from achieving its investment objective.

The Adviser selects securities for the Portfolio based on various factors, including the outlook for the economy, and anticipated changes in interest rates and inflation. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS




                     [ICON]


                        HSBC INVESTOR FIXED INCOME FUND


TICKER SYMBOL: RFXIX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Fixed Income Fund is to realize above-average total return, consistent with reasonable risk, through investment primarily in a diversified portfolio of U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed income securities. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Fixed Income Portfolio, which has the same investment objective as the Fund.


Consistent with the investment objective of the Fund, the Portfolio:


   - will normally invest at least 80% of its assets in fixed income securities, which may include U.S. Government securities, corporate debt securities and commercial paper, mortgage-backed and asset-backed securities, obligations of foreign governments or international entities, and foreign currency exchange-related securities.

   - may invest more than 50% of its assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee of timely payment.

   - may lend securities to brokers, dealers, and other financial institutions for the purpose of realizing additional income. The Fund or Portfolio may also borrow money for temporary or emergency purposes.

   - may invest in derivative instruments, including, but not limited to, financial futures, foreign currency futures, foreign currency contracts, options on futures contracts, options on securities, and swaps.

   - may invest in high yield/high risk securities ("junk bonds") as well as floating and variable rate instruments and obligations.

   - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   - may invest in debt obligations by commercial banks and savings and loan associations. These instruments would include certificates of deposit, time deposits, and bankers' acceptances.

   - may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.


The Adviser selects securities for the Portfolio based on various factors, including the outlook for the economy and anticipated changes in interest rates and inflation. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS




                     [ICON]


                   HSBC INVESTOR NEW YORK TAX-FREE BOND FUND


TICKER SYMBOL: HNYYX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing its assets primarily in a non-diversified portfolio of municipal bonds, municipal notes, and other debt instruments, the interest on which is exempt from regular federal, New York State and New York City personal income taxes.


Consistent with its investment objective, the Fund:


   - will invest at least 80% of its assets in tax exempt obligations, and at least 80%, if not all, of its assets in New York Municipal Obligations. To the extent that New York Municipal Obligations do not have acceptable risk- and tax-adjusted returns, the Fund may purchase Municipal Obligations issued by other states and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes.

   - may invest, as a temporary defensive measure, in short-term obligations or hold some of its assets in cash. If so, shareholders may have to pay federal and New York State and New York City personal income taxes on the interest received on these investments.

   - may invest in derivative instruments, including, but not limited to, options and futures contracts on fixed income securities and indices of municipal securities.

   - may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.

   - may engage in repurchase transactions, where the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

   - may purchase and sell securities on a when-issued basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.

   - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.


The Adviser selects securities for the Fund based on various factors, including the credit quality of the securities, the outlook for the economy, and anticipated changes in interest rates and inflation. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS




                     [ICON]

                           HSBC INVESTOR GROWTH FUND

TICKER SYMBOL: HOTYX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Growth Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Growth Portfolio, which has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by primarily investing in U.S. and foreign equity securities of high quality companies with market capitalizations generally in excess of $2 billion, which Waddell & Reed, the Portfolio's investment sub-adviser, believes have the potential to generate superior levels of long-term profitability and growth.

Waddell & Reed utilizes a "growth" style of investing. Waddell & Reed selects growth companies which it anticipates will create superior wealth over time and have sustainable competitive advantages. Waddell & Reed's selection process is a blend of quantitative and fundamental research. From a quantitative standpoint, Waddell & Reed concentrates on profitability, capital intensity, cash flow and valuation measures, as well as earnings growth rates. Once the quantitative research is completed Waddell & Reed conducts its internal research. Waddell & Reed searches to identify those companies that it believes possess a sustainable competitive advantage. Waddell & Reed seeks to outperform the Russell Large Cap Growth Index.

Consistent with the investment objective of the Fund, the Portfolio:


   - may invest in a broad range of equity securities of U.S. and foreign companies, including debt securities, warrants or rights that can be converted into common stock.

   - may invest in derivative instruments, including, but not limited to, futures contracts, options on securities, securities indices and foreign currencies.

   - may invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds."

   - may invest without limit in short-term debt and other high-quality, fixed income securities, including U.S. and foreign government securities, certificates of deposit and bankers' acceptances of U.S. and foreign banks, and commercial paper of U.S. or foreign issuers.


   - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.


   - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS




                     [ICON]

                      HSBC INVESTOR GROWTH AND INCOME FUND

TICKER SYMBOL: HSGYX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Growth and Income Fund is long-term growth of capital and current income. The Fund seeks to achieve this objective by investing in common stocks, preferred stocks, and convertible securities. The Fund may invest in fixed income securities and money market instruments. The fixed income securities may include U.S. Government securities, corporate bonds, asset-backed securities (including mortgage-backed securities), obligations of savings and loans and U.S. and foreign banks, commercial paper and related repurchase agreements.


Consistent with its investment objective, the Fund:


   - will invest at least 65% of its assets in common stocks, preferred stocks and convertible securities.

   - may invest up to 35% of its assets in fixed income securities and money market instruments.

   - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.


The Adviser uses quantitative and fundamental research to select stocks for the Fund's portfolio that the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Adviser will consider selling those securities which no longer meet the Fund's criteria for investing.


The Adviser's criteria for selecting equity securities are the issuer's managerial strength, competitive position, price to earnings ratio, profitability, prospects for growth, underlying asset value and relative market value. The Adviser uses quantitative and fundamental research to identify stocks meeting either or both growth and income criteria and selects securities for the portfolio that appear to be undervalued. The Fund may invest in securities that appear to be undervalued because the value or potential for growth has been overlooked by many investors or because recent changes in the economy, industry or the company have not yet been reflected in the price of the securities. In order to increase the Fund's portfolio income, the Fund may invest in securities that provide current dividends or, in the opinion of the Adviser, have a potential for dividend growth in the future. Investments will be sold if they no longer meet the Fund's criteria for income-oriented or growth-oriented instruments.

The Fund will place greater emphasis on capital appreciation as compared to income, although changes in market conditions and interest rates will cause the Fund to vary emphasis of these two elements of its investment program in order to meet its investment objective.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS




                     [ICON]



                           HSBC INVESTOR MID-CAP FUND

TICKER SYMBOL: HMCTX
INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Mid-Cap Fund is to achieve a higher rate of return than that generated by the Russell MidCap Growth Index. The Fund seeks to achieve its objectives by investing in common stock, preferred stocks and convertible securities. Under normal conditions the Fund will invest at least 80% of its assets in equity securities of mid-sized companies with market capitalizations falling within the Russell MidCap Growth Index at the time of acquisition.


Consistent with its investment objective, the Fund:


   - normally will invest at least 80% of its assets in equity securities of mid-sized companies.

   - may invest, to a limited degree, in securities of non-U.S. companies, generally through ADRs.

   - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

The Adviser uses quantitative and fundamental research to select stocks for the Fund's portfolios that the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash flow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Adviser will consider selling those securities which no longer meet the Fund's criteria for investing.

The Fund's criteria for selecting equity securities are the issuer's managerial strength (e.g., the quality and experience of management), competitive position, price to earnings ratio, profitability, prospects for growth, underlying asset value and relative market value (e.g., relative to market and historical levels). The Adviser uses quantitative and fundamental research to identify stocks meeting either or both growth and income criteria and selects securities for the portfolio that appear to be undervalued. The Fund may invest in securities that appear to be undervalued because the value or potential for growth has been overlooked by many investors or because recent changes in the economy, industry or the company have not yet been reflected in the price of the securities. In order to increase the Fund's portfolio income, the Fund may invest in securities that provide current dividends or, in the opinion of the Adviser, have a potential for dividend growth in the future. Investments will be sold if they no longer meet the Fund's criteria for investment.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS




                     [ICON]



                    HSBC INVESTOR INTERNATIONAL EQUITY FUND

TICKER SYMBOL: RINEX
INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the International Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers and securities whose principal markets are outside of the United States. The Fund seeks to achieve its investment objective by investing all of its assets in the International Equity Portfolio, which has the same investment objective as the Fund. The principal investments of the Portfolio will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East.

The approach to investing of AllianceBernstein Investment Research and Management, the Portfolio's investment sub-adviser, relies on extensive field research and direct company contact. It is a fundamental value-oriented approach that attempts to identify the difference between the underlying value of a company and the price of its security in the market.


Consistent with the investment objective of the Fund, the Portfolio:

  - will normally invest at least 80% of its assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock, trust certificates, limited partnership interests and equity participations.

  - may invest up to 20% of its assets in equity securities of companies in emerging markets.

  - intends to have at least three different countries, other than the United States, represented in its portfolio and intends to invest primarily in companies with large market capitalizations.

  - may, under exceptional circumstances, temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, domestic or foreign government securities, and nonconvertible preferred stock, or hold its assets in cash or cash equivalents.

  - may invest in derivative instruments, including, but not limited to, foreign currency futures contracts and options on foreign currencies and foreign currency futures.

  - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.

  - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

  - may purchase and sell securities on a "when-issued" basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS




                     [ICON]

                      HSBC INVESTOR SMALL CAP EQUITY FUND

TICKER SYMBOL: RESCX

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Small Cap Equity Fund is to seek long-term growth of capital by investing in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. Emerging growth companies are companies which Westfield Capital Management Company, LLC ("Westfield"), the Fund's investment sub-adviser, believes offer superior prospects for growth and are either:


   - early in their cycle but which have the potential to become major enterprises, or

   - are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Small Cap Equity Portfolio, which has the same investment objective as the Fund. Consistent with the Fund's investment objective, the Portfolio:

   - will normally invest at least 80% of its assets in equity securities of small capitalization companies, of which at least 65% will be equity securities issued by emerging growth companies. While emerging growth companies may be of any size, the Portfolio will generally focus on small cap emerging growth companies that are early in their life cycle. Small cap companies are defined by the investment sub-adviser as those companies with market capitalizations within the range of market capitalizations of companies represented in the Russell 2500 Growth Index (as of January 31, 2005, between $42 million and $7.2 billion). This index is a widely recognized, unmanaged index of small cap common stock prices. The investment sub-adviser would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. Investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter markets.


   - may invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment.

   - may invest up to 20% of its assets in foreign securities.

   - will invest primarily in common stocks, but may, to a limited extent, seek appreciation in other types of securities when relative values and market conditions make such purchases appear attractive.

   - may invest part or all of its assets in cash (including foreign currency) or short-term obligations during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests. These investments may include certificates of deposit, commercial paper, short-term notes and U.S. Government securities.

   - may invest in derivative instruments, including, but not limited to, financial and foreign currency futures contracts as well as options on securities, foreign currencies, and foreign currency futures.

   - may invest in fixed income securities, which may include bonds, debentures, mortgage securities, notes, bills, commercial paper, and U.S. Government securities.


   - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.


   - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.


Westfield uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. Securities are selected based upon fundamental analysis of a company's cash flow, industry position, potential for high-profit margins, and strength of management, as well as other factors.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS




                     [ICON]



                            HSBC INVESTOR VALUE FUND

TICKER SYMBOL: HIVYX
INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


The investment objective of the Value Fund is long-term growth of capital and income. The Fund seeks to achieve its investment objective by investing all of its assets in the Value Portfolio, which has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by primarily investing in U.S. and foreign equity securities of companies with large and medium capitalizations that possess opportunities under appreciated or misperceived by the market.

NWQ Investment Management Co., LLC ("NWQ"), the Portfolio's investment sub-adviser, utilizes a "value" style of investing. NWQ seeks to identify undervalued companies where a catalyst exists -- such as new management, industry consolidation, company restructuring or a change in the company's fundamentals--to recognize value or improve a company's profitability. The investment process seeks to add value through active management and through research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ's value driven investment strategy is based on bottom up fundamental research, which focuses on fundamental valuation, qualitative analysis and downside protection.

Consistent with the investment objective of the Fund, the Portfolio:


   - may invest in a broad range of equity securities of U.S. and foreign companies, including debt securities, warrants or rights that can be converted into common stock.

   - may invest in derivative instruments, including, but not limited to, futures contracts, options on securities, securities indices and foreign currencies.

   - may invest up to 20% of its assets, in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds."

   - may invest without limit in short-term debt and other high-quality, fixed income securities, including U.S. and foreign government securities, certificates of deposit and bankers' acceptances of U.S. and foreign banks, and commercial paper of U.S. or foreign issuers.


   - may engage in repurchase transactions, where the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date.


   - may lend securities to brokers, dealers, banks and other financial institutions for the purpose of realizing additional income.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS




                     [ICON]

GENERAL RISK FACTORS: ALL FUNDS

An investment in a Fund is subject to investment risks, including the possible loss of the principal amount invested. Each Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.


Generally, each Fund and its corresponding Portfolio, if applicable, will be subject to the following risks:


   - Market Risk. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap or mid-cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

   - Fixed Income Securities: The value of investments in fixed income securities will fluctuate as interest rates decrease or increase. In addition, these securities may accrue income that is distributable to shareholders even though the income may not yet have been paid to a Fund or Portfolio. If so, a Fund or Portfolio may need to liquidate some of its holdings and forego the purchase of additional income-producing assets. Regarding certain federal agency securities or government sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government sponsored agencies), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury.

   - Credit Risks: A Fund could lose money if the issuer of a fixed income security owned by the Fund or Portfolio is unable to meet its financial obligations.

   - Lending of Portfolio Securities: In order to generate additional income, the Funds may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

   - Derivatives: A Fund may invest in various types of derivative securities. Generally, a derivative is a financial arrangement the value of which is based on (or "derived" from) a traditional security, asset, or market index. Derivative securities include, but are not limited to, options and futures transactions, forward foreign currency exchange contracts, swaps, mortgage- and asset-backed securities, and "when-issued" securities. There are, in fact, many different types of derivative securities and many different ways to use them.

     The use of derivative securities is a highly specialized activity and there can be no guarantee that their use will increase the return of a Fund or protect its assets from declining in value. In fact, investments in derivative securities may actually lower a Fund's return if such investments are timed incorrectly or are executed under adverse market conditions. In addition, the lack of a liquid market for derivative securities may prevent a Fund from selling unfavorable positions, which could result in adverse consequences.

     Each Fund may invest in different kinds of derivative securities. The Statement of Additional Information contains detailed descriptions of the derivative securities in which each Fund may invest and a discussion of the risks associated with each security. To request a Statement of Additional Information, please refer to the back cover of this prospectus.

   - Repurchase Agreements: The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio or Fund may incur a loss upon disposition of the securities. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation.

 48
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INVESTMENT OBJECTIVES, STRATEGIES AND RISKS




                     [ICON]

   - Illiquid Securities: Each Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sale. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.


   - Portfolio Turnover. Each Fund or its corresponding Portfolio is actively managed and, in some cases the Fund's or the Portfolio's portfolio turnover, may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Funds and their shareholders and may result in a lower net asset value. High portfolio turnover (over 100%) also may result in the realization of substantial net short-term capital gains, which when distributed are taxable to shareholders. The trading costs and tax affects associated with turnover may adversely affect a Fund's performance.


   - Temporary Defensive Positions. In order to meet liquidity needs or for temporary defensive purposes, each Fund may invest up to 100% of its assets in fixed income securities, money market securities, certificates of deposit, bankers' acceptances, commercial paper or in equity securities which, in the Adviser's opinion, are more conservative than the types of securities that the Fund typically invests in. To the extent a Fund is engaged in temporary or defensive investments, the Fund will not be pursuing their investment objective.

   - Returns Are Not Guaranteed: An investment in a Fund is neither insured nor guaranteed by the U.S. Government. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by HSBC or any other bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

SPECIFIC RISK FACTORS: FOREIGN AND HIGH YIELD/HIGH RISK SECURITIES
(GROWTH FUND, FIXED INCOME FUND, INTERNATIONAL EQUITY FUND, SMALL CAP EQUITY FUND, LIMITED MATURITY FUND, GROWTH AND INCOME FUND, MID-CAP FUND, VALUE FUND)

Foreign securities involve investment risks different from those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, and a lack of adequate company information, liquidity, and government regulation.

Investments in foreign emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.

High yield/high risk securities ("junk bonds") may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of high yield/high risk securities defaults, the Fund or Portfolio may incur additional expenses to seek recovery. High yield/high risk securities may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely effect and cause large fluctuations in the daily net asset value of the Funds.

SPECIFIC RISK FACTORS: "WHEN-ISSUED" SECURITIES
(NEW YORK TAX-FREE BOND FUND, FIXED INCOME FUND, INTERNATIONAL EQUITY FUND, LIMITED MATURITY FUND, GROWTH AND INCOME FUND, MID-CAP FUND)


The price and yield of securities purchased on a "when-issued" basis is fixed on the date of the commitment but payment and delivery are scheduled for a future date. Consequently, these securities present a risk of loss if the other party to a "when-issued" transaction fails to deliver or pay for the security. In addition, purchasing securities on a "when-issued" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS




                     [ICON]

result, the "when-issued" security may have a lesser (or greater) value at the time of settlement than the Fund's or Portfolio's payment obligation with respect to that security.


SPECIFIC RISK FACTORS: MORTGAGE-BACKED SECURITIES AND SWAPS
(FIXED INCOME FUND, LIMITED MATURITY FUND, GROWTH AND INCOME FUND, MID-CAP FUND, SMALL CAP EQUITY FUND)

Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. Mortgage- and asset-backed securities are subject to prepayment, extension, market, and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Conversely, an extension risk is present during periods of rising interest rates, when a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities. Market risk reflects the risk that the price of the security may fluctuate over time as a result of changing interest rates or the lack of liquidity. Credit risk reflects the risk that the Fund or Portfolio may not receive all or part of its principal because the issuer has defaulted on its obligations.

A swap is an agreement to change the return generated by one instrument for the return generated by another instrument. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the other party to the swap defaults, the Fund or Portfolio may lose interest payments that it is contractually entitled to receive and may, in some cases, lose the entire principal value of the investment security.

SPECIFIC RISK FACTORS: CONCENTRATION
(NEW YORK TAX-FREE BOND FUND)

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.


The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions that adversely affect these industries could affect the ability of New York and its localities to meet its financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.

SPECIFIC RISK FACTORS: CAPITALIZATION RISK
(MID-CAP FUND, SMALL CAP EQUITY FUND)


Capitalization risk is the risk customarily associated with investments in smaller capitalization companies due to limited markets and financial resources, narrow product lines and frequent lack of depth of management. Stocks of smaller companies may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the desired price. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes.

SPECIFIC RISK FACTORS: EXPOSURE TO TECHNOLOGY-RELATED RISK
(MID-CAP FUND, SMALL CAP EQUITY FUND)


The mid-cap sector of the stock market includes a significant number of companies the securities of which may be characterized as technology or technology-related investments. While each Fund does not as a matter

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS




                     [ICON]

of investment strategy seek to invest disproportionately in such securities, the value of each Fund's investments may be impacted by developments affecting technology and technology-related stocks generally.


PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information and on the Funds' website at www.investorfunds.hsbc.com. To request a copy of the Funds' Statement of Additional Information, please refer to the back cover of this prospectus.

   [ICON]

FUND MANAGEMENT
                             THE INVESTMENT ADVISER


HSBC Investments (USA) Inc. (the "Adviser"), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Funds, pursuant to Investment Advisory contracts with HSBC Investor Funds (the "Trust") and HSBC Investor Portfolios. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, National Association, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company, (collectively "HSBC"). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of December 31, 2004, HSBC managed $8.1 billion in the HSBC Investor Family of Funds.


The Trust and the Adviser have received an exemptive order from The Securities and Exchange Commission that allows the Adviser to implement new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval.

The following companies serve as investment sub-advisers of their respective Funds and Portfolios. The investment sub-advisers make the day-to-day investment decisions and continuously review, supervise and administer investment programs.


Growth Fund (Growth Portfolio): Waddell & Reed Investment Management Company ("Waddell & Reed") located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as investment sub-adviser to the Growth Portfolio. As of December 31, 2004, Waddell & Reed, together with its investment management affiliate, managed approximately $7.2 billion in total institutional assets.



The International Equity Fund (International Equity
Portfolio): AllianceBernstein Investment Research and Management ("AllianceBernstein"), located at 1345 Avenue of the Americas, 39th floor, New York, NY 10105, serves as investment sub-adviser to the International Equity Portfolio. AllianceBernstein is an indirect wholly-owned subsidiary of Alliance Capital Management L.P. ("Alliance"). AllianceBernstein, which was founded as Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer, was acquired by Alliance in October 2000 and has managed value-oriented investment portfolios since 1967. As of December 31, 2004, AllianceBernstein had $538 billion in assets under management.



The Small Cap Equity Fund (Small Cap Equity Portfolio): Westfield Capital Management Company, LLC ("Westfield"), serves as investment sub-adviser to the Small Cap Equity Portfolio. Westfield, a subsidiary of Boston Private Financial Holdings, Inc., was founded in 1989 and specializes in growth portfolios. Its principal office is located at One Financial Center, Boston, MA 02111. As of December 31, 2004, Westfield had $7.8 billion under management, representing approximately 500 accounts.



Value Fund (Value Portfolio): NWQ Investment Management Co., LLC ("NWQ"), located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067, serves as investment sub-adviser to the Value Portfolio. NWQ is a wholly owned subsidiary of Nuveen Investments, Inc., a publicly traded company, except for a minority interest owned by certain members of NWQ management. As of December 31, 2004, NWQ had $30.9 billion in assets under management.

FUND MANAGEMENT




   [ICON]

                             THE INVESTMENT ADVISER
                                   CONTINUED


For these advisory and management services, the Funds or Portfolios paid a management fee as follows:



                                                                                   PERCENTAGE OF
                                                                                 AVERAGE NET ASSETS
                                                                                  AS OF 10/31/04*
                                                                               ----------------------
LIMITED MATURITY FUND                                                                  0.40%
                                                                               ----------------------
FIXED INCOME FUND                                                                      0.40%
                                                                               ----------------------
NEW YORK TAX-FREE BOND FUND                                                            0.25%
                                                                               ----------------------
GROWTH AND INCOME FUND                                                                 0.55%
                                                                               ----------------------
MID-CAP FUND                                                                           0.55%
                                                                               ----------------------
INTERNATIONAL EQUITY FUND                                                              0.70%
                                                                               ----------------------
SMALL CAP EQUITY FUND                                                                  0.80%
                                                                               ----------------------


* Actual fees paid on behalf of the Funds and Portfolios during the previous fiscal year may be higher than the current contractual fees due to breakpoints in the investment adviser's fee, which are based on the value of the assets in the Fund or Portfolio. The advisory fees stated above are based on the value of the assets in the Fund or Portfolio.


The Growth Fund and Value Fund have been in operation for less than a full fiscal year. The Adviser is entitled to receive management fees from the Growth Portfolio and the Value Portfolio at the following annual rates of the respective Funds' average daily net assets:



                   First $0 to $50 million of Fund
                   assets
Growth Portfolio                                        0.500%
                   next $50 to $100 million of Fund
                   assets                               0.425%
                   next $100 to $200 million of Fund
                   assets                               0.375%
                   $200 million of Fund assets and up   0.325%

                   First $0 to $500 million of Fund
                   assets
Value Portfolio                                         0.525%
                   next $500 to $1 billion of Fund
                   assets                               0.475%
                   $1 billion of Fund assets and up     0.425%

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FUND MANAGEMENT




   [ICON]

                               PORTFOLIO MANAGERS

THE NEW YORK TAX-FREE BOND FUND:


   - Jerry Samet, Senior Fixed Income Portfolio Manager, manages both municipal and taxable bond portfolios for HSBC Investments (USA) Inc. Prior to joining HSBC Investments (USA) Inc. (formerly Marinvest) in February 1996, Mr. Samet worked for Bankers Trust in the Private Clients Group for eight years. He was a portfolio manager/trader for six years, and prior to that, he was a trading assistant for two years. He is a graduate of Fordham University with an M.B.A. in Finance, with a concentration in portfolio management (1995) and a B.A. in Economics and History from the City University of New York, Queens College (1988).



THE GROWTH FUND (GROWTH PORTFOLIO):


   - Daniel P. Becker, CFA, Senior Vice President; Philip J. Sanders, CFA, Senior Vice President; and Chace Brundige have primary portfolio management responsibility for the Growth Portfolio. Mr. Becker joined Waddell & Reed in October 1989 as an investment analyst. In January 1994 he assumed responsibility for equity institutional accounts. In January 1997 he was named portfolio manager. Mr. Sanders joined Waddell & Reed in August 1998 as a vice president and portfolio manager. He was appointed senior vice president in July 2000. Mr. Brundige began his investment career at UMB Financial Corp. in 1991. He joined TCW/WestBridge Ventures LLC as a vice president and limited partner in September 1999. He rejoined Waddell & Reed in August 2003 as an assistant portfolio manager to the large cap growth equity team.

THE MID-CAP FUND:


   - Thomas D'Auria, CFA, Chief Investment Officer -- U.S. Equities, manages the Mid-Cap Fund. Prior to joining HSBC in late 1997, Mr. D'Auria worked as Vice President and Senior Fund Analyst at Merrill Lynch Asset Management for four years. Prior to working at Merrill Lynch, Mr. D'Auria held research positions at Midlantic National Bank and Dreman Value Management. The U.S. Equity team consists of 12 analysts, managers and dealers who provide investment support for the Fund.


THE GROWTH AND INCOME FUND:


   - Thomas D'Auria, CFA, Chief Investment Officer -- U.S. Equities, manages the Growth and Income Fund. Prior to joining HSBC in late 1997, Mr. D'Auria worked as Vice President and Senior Fund Analyst at Merrill Lynch Asset Management for four years. Prior to working at Merrill Lynch, Mr. D'Auria held research positions at Midlantic National Bank and Dreman Value Management. The U.S. Equity team consists of 12 analysts, managers and dealers who provide investment support for the Fund.


THE FIXED INCOME FUND (FIXED INCOME PORTFOLIO):


   - Jerry Samet, Senior Fixed Income Portfolio Manager, manages both municipal and taxable bond portfolios for HSBC Investments (USA) Inc. Prior to joining HSBC Investments (USA) Inc. (formerly Marinvest) in February 1996, Mr. Samet worked for Bankers Trust in the Private Clients Group for eight years. He was a portfolio manager/trader for six years, and prior to that, he was a trading assistant for two years. He is a graduate of Fordham University with an M.B.A. in Finance, with a concentration in portfolio management (1995) and a B.A. in Economics and History from the City University of New York, Queens College (1988).


THE INTERNATIONAL EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO):


   - Kevin F. Simms manages the International Equity Fund (International Equity Portfolio). Mr. Simms was named co-CIO -- International Value equities in 2003, which he has assumed in addition to his role as director of research -- Global and International Value equities, a position he has held since 2000. As research director, he was instrumental in implementing significant enhancements to Bernstein's cross-border research process. Between 1998 and 2000, Mr. Simms served as director of

FUND MANAGEMENT




   [ICON]

     research-Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst, and his industry coverage over the next six years included financial services, telecommunications and utilities. Before joining the firm, Mr. Simms was a certified public accountant with Price Waterhouse for three years. He earned a BSBA from Georgetown University and an MBA from Harvard Business School. Location: New York.

SMALL CAP EQUITY FUND (SMALL CAP EQUITY PORTFOLIO):


   - Westfield uses a team approach to investment management. The team consists of eleven professionals with an average 14 years of investment experience. William A. Muggia, President, is Chief Investment Officer of the firm and oversees the eleven-member Investment Committee. All portfolio decisions are made by consensus at the Committee-level. Mr. Muggia has been at Westfield since 1994 and has been Chief Investment Officer since 2002. Prior to Westfield, Mr. Muggia spent two years at Alex Brown & Sons and seven years at Kidder Peabody & Co. Mr. Muggia earned his MBA degree from Harvard Business School and received a BA from Middlebury College.


LIMITED MATURITY FUND (LIMITED MATURITY PORTFOLIO):


   - John B. Cuccia is responsible for the day-to-day management of the Fund's portfolio. Mr. Cuccia joined HSBC in 1998 and is responsible for managing institutional and retail intermediate taxable fixed income portfolios.


VALUE FUND (VALUE PORTFOLIO):


   - Jon Bosse, Chief Investment Officer, heads the investment team of industry specific equity analysts and has primary portfolio management responsibility for the Value Portfolio. Mr. Bosse joined NWQ in 1996. Prior to that time, he was director of research and a portfolio manager at Arco Investment Management Company. He earned his MBA degree from the University of Pennsylvania, Wharton School of Business. Edward C. (Ted) Friedel, CFA, Managing Director, co-manages the Portfolio with Mr. Bosse and is a member of the investment policy committee of NWQ as well. He has 21 Years with NWQ as a managing director, portfolio manager and investment strategist. Prior to joining NWQ in 1983, Mr. Friedel was Vice President with Beneficial Standard Investment Management for 12 years. He has earned an M.B.A. from Stanford University.

The Statement of Additional Information provides additional information regarding the Funds' portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


                       THE DISTRIBUTOR AND ADMINISTRATOR


BISYS Fund Services Ohio, Inc. ("BISYS"), located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator (the "Administrator"). Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.



BISYS Fund Services Limited Partnership ("BISYS LP") serves as the distributor (the "Distributor") of the Funds' shares. BISYS LP may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.


The Statement of Additional Information has more detailed information about the Investment Adviser, Distributor and Administrator, and other service providers.

                          THE TWO-TIER FUND STRUCTURE


The Limited Maturity Fund, the Growth Fund, the Fixed Income Fund, the International Equity Fund, the Small Cap Equity Fund and the Value Fund each seeks to achieve its investment objective by investing all of the Fund's investable assets in the HSBC Investor Limited Maturity Portfolio, the HSBC Investor Growth

FUND MANAGEMENT




   [ICON]


Portfolio, the HSBC Investor Fixed Income Portfolio, the HSBC Investor International Equity Portfolio, the HSBC Investor Small Cap Equity Portfolio and the HSBC Investor Value Portfolio, respectively, series of a separate open-end investment company each having the same investment objective as the respective Fund. This is referred to as a "master/feeder" arrangement because one fund (the "feeder" fund) "feeds" its assets into another fund (the "master fund"). The two-tier investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach. For example, other mutual funds and institutional investors may invest in the Portfolios on the same terms and conditions as the Funds (although they may have different sales commissions and other operating expenses that may generate different returns). As with traditionally structured funds which have large investors, the actions of these mutual funds and institutional investors (or other large investors) may have a material effect on smaller investors in the Fund. For example, if a large investor withdraws from a Portfolio (a "master fund"), operating expenses may increase, thereby producing lower returns for investors in the Funds ("feeder funds"). Additionally, the Portfolio may become less diverse, resulting in increased portfolio operating expenses.

Except as permitted, whenever a Fund is requested to vote on a matter pertaining to its corresponding Portfolio, the Fund will hold a meeting of its shareholders. At the meeting of investors in the Portfolio, the Fund will cast all of its votes in the same proportion as the votes of the Fund's shareholders.

The investment objective of each Fund and Portfolio may be changed without approval of the shareholders. A Fund may withdraw its investment in its corresponding Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if it is in the best interests of the Fund to do so.

        [ICON]

SHAREHOLDER INFORMATION
                             PRICING OF FUND SHARES


-------------------------------

HOW NAV IS CALCULATED
The NAV is calculated by dividing the total value of a Fund's investments and other assets attributable to a class of shares, less any liabilities attributable to that class, by the number of outstanding shares of that class:
                                     NAV =
                           Total Assets - Liabilities
                        -------------------------------
                                Number of Shares
                                  Outstanding


-------------------------------

THE INCOME AND EQUITY FUNDS


The net asset value per share (NAV) is determined once each day at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open.

The New York Stock Exchange is open every weekday except for the days on which national holidays are observed. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. The Fixed Income Funds will be closed on Columbus Day and Veterans Day.

Your order for the purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund.

The value of assets in a Fund's portfolio or held by a Portfolio is determined on the basis of their market value, or where market quotations are not readily available or are deemed unreliable due to a significant event or otherwise, based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Funds" Board of Trustees. Certain of the Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The value of portfolio securities held by those Funds may change on days when shareholders will not be able to purchase or redeem shares.

FAIR VALUE PRICING POLICIES

A Fund or Portfolio will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for stale pricing arbitrage in a Fund. However, fair value pricing involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.

---------------------------------------------------------------------------

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SHAREHOLDER INFORMATION




        [ICON]

--------------------------------------------------------------------------------

PURCHASING AND ADDING TO YOUR SHARES



You may purchase shares of the Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.


Orders received by an investment representative that has been authorized to accept orders on the Trust's behalf prior to the time each Fund determines its NAV will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each investment representative's agreement with the Trust permits the investment representative to transmit orders received by the investment representative prior to the time each Fund determines its NAV to the Trust after that time and allows those orders to be executed at the closing share price determined on the day the order was received by the investment representative.
--------------------------------------------------------------------------------


DELIVERY OF SHAREHOLDER DOCUMENTS

In an effort to reduce the cost associated with the printing and mailing of prospectuses and annual reports as well as reduce the likelihood of our shareholders receiving duplicative mailings, the Funds intend to mail only one prospectus and shareholder report to shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the prospectuses and shareholder reports, please contact your Financial Advisor or Account Officer at the institution where you have your account.

If you are a client of HSBC Securities (USA) Inc. please send your request to the address below.

HSBC Securities Mutual Funds
452 Fifth Avenue -- 2nd Floor
New York, NY 10018

If your account is direct with the Fund, please mail your request to the address below:

HSBC Investor Funds
PO Box 182845
Columbus, Ohio 43218-2845

The Funds will begin sending you individual copies thirty days after receiving your request.

If you have any questions regarding the delivery of shareholder documents, please call 1-888-525-5757.


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SHAREHOLDER INFORMATION




        [ICON]

                                       PURCHASING AND ADDING TO YOUR SHARES

All purchases must be in
U.S. dollars. A fee will be
charged for any checks that
do not clear. Third-party
checks, money orders,
travelers' checks and credit
card convenience checks are
not accepted. Bank starter
checks will not be accepted
for initial purchases.


A Fund may waive its minimum
purchase requirement and the
Distributor may reject a
purchase order if it
considers it in the best
interest of the Fund and its
shareholders.

--------------------------------------------------------------------------------

AVOID 28% TAX WITHHOLDING


The Funds are required to withhold 28% (in 2005) of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules, or if you or the Funds have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.


--------------------------------------------------------------------------------

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.


2. Make your check payable to "HSBC Investor Funds" and include the name of the appropriate Fund(s) on the check.

3. Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Subsequent Investments:
1. Use the investment slip attached
   to your account statement.
   Or, if unavailable,
2. Include the following
   information in writing:
   - Fund name
   - Share class
   - Amount invested

   - Account name

   - Account number

3. Mail to: HSBC Investor Funds, PO
   Box 182845, Columbus, Ohio

   43218-2845.

ELECTRONIC VS. WIRE TRANSFER
Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an
                                               electronic purchase or sale, the
                                               transaction is made through the
                                               Automated Clearing House (ACH)
                                               and may take up to eight days to
                                               clear. There is generally no fee
                                               for ACH transactions.

                                               ---------------------------------

                                                                               MINIMUM      MINIMUM
                                                                               INITIAL     SUBSEQUENT
                                                      ACCOUNT TYPE            INVESTMENT   INVESTMENT
                                             ADVISOR, CLASS Y OR TRUST SHARES
                                             Regular (non-retirement)         $1,000,000*      N/A
                                             --------------------------------------------------------


*HSBC clients that maintain an investment management account are not subject to the minimum initial investment requirements.


                                                                              59
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SHAREHOLDER INFORMATION




        [ICON]

                                   PURCHASING AND ADDING TO YOUR SHARES
                                   CONTINUED

ELECTRONIC PURCHASES
Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.


Select the electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.


Call 1-800-782-8183 to arrange a transfer from your bank account.

BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

AUTOMATIC INVESTMENT PLAN
You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.
To invest regularly from your bank
account:
Complete the Automatic Investment Plan
portion on your Account Application.
Make sure you note:
   o Your bank name, address and account number
   o The amount you wish to invest automatically (minimum $25)
   o How often you want to invest (every month, 4 times a year, twice a year or once a year)
   o Attach a voided personal check.
To invest regularly from your paycheck or government check:
Call 1-800-782-8183 for an enrollment form.

CUSTOMER IDENTIFICATION INFORMATION


To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.


As a result, the Funds must obtain the following information for each person that opens a new account:

   - Name;

   - Date of birth (for individuals);

   - Residential or business street address (although post office boxes are still permitted for mailing); and

   - Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

DIRECTED DIVIDEND OPTION
By selecting the appropriate box in the Account Application, you can elect to receive your distributions
                                                     in cash (check) or have
                                                     distributions (capital
                                                     gains and dividends)
                                                     reinvested in the Fund or
                                                     reinvested in another HSBC
                                                     Investor Fund without a
                                                     sales charge. You must
                                                     maintain the minimum
                                                     balance in each Fund into
                                                     which you plan to reinvest
                                                     dividends or the
                                                     reinvestment will be
                                                     suspended and your
                                                     dividends paid to you. The
                                                     Fund may modify or
                                                     terminate this reinvestment
                                                     option without notice. You
                                                     can change or terminate
                                                     your participation in the
                                                     reinvestment option at any
                                                     time by calling
                                                     1-800-782-8183.
                                                     ---------------------------


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SHAREHOLDER INFORMATION




        [ICON]

                                   PURCHASING AND ADDING TO YOUR SHARES
                                   CONTINUED

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


MARKET TIMING

In accordance with policies and procedures adopted by the Board of Trustees, the Funds discourage market timing and other excessive trading practices. The Funds are intended primarily for use as long-term investment vehicles. Frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders.

To deter market timing, the Funds impose redemption fees on shares sold or exchanged within thirty days of purchase. The redemption fees are in addition to any applicable contingent deferred sales charges. Because money market funds are designed to accommodate frequent trading, the redemption fee will not be assessed on sales of shares or exchanges out of the HSBC Investor Money Market Funds. Redemption fees are also not charged on specified types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans. Further exceptions and information are found in this prospectus under "Shareholder Information -- Redemption Fees." As a further deterrent to excessive trading, many foreign securities held by the International Equity Portfolio are priced by an independent pricing service using fair valuation methodologies approved and monitored by the Board of Trustees. For more information on fair valuation, see "Pricing of Fund
Shares -- Fair Value Pricing Policies."

The Funds and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor and also reserve the right to close any account in which a pattern of excessive or abusive trading has been identified.

The Funds cannot guarantee that they will detect every market timer due to the limitations inherent in their technological systems. In addition, although the Funds will attempt to assess the redemption fee on all applicable redemptions, the Funds cannot guarantee that it will succeed in doing so. Although the Funds attempt to collect redemption fees uniformly, certain omnibus accounts or retirement plans may be unable or unwilling to collect the redemption fee from their underlying accounts. The Funds reserve the right to modify their policies and procedures at any time without prior notice as the Funds deem necessary in their sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

SHAREHOLDER INFORMATION




        [ICON]


                                   SELLING YOUR SHARES


You may sell your shares at
any time. Your sales price
will be the next NAV after
your sell order is received
in proper form by the Fund,
its transfer agent, or your
investment representative.
Normally you will receive
your proceeds within a week
after your request is
received. See section on
"Selling Your Shares."


                                      WITHDRAWING MONEY FROM YOUR FUND
                                      INVESTMENT


                                      As a mutual fund shareholder, you are
                                      technically selling shares when you
                                      request a withdrawal in cash. This is
                                      also known as redeeming shares or a
                                      redemption of shares.

INSTRUCTIONS FOR SELLING SHARES


If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.


BY TELEPHONE

(unless you have declined telephone sales privileges)

   1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "Selling Your
      Shares -- Verifying Telephone Redemptions")

BY MAIL OR OVERNIGHT SERVICE

(See "Selling Your Shares -- Redemptions in Writing Required")


   1. Write a letter of instruction indicating:


     - your Fund and account number

     - amount you wish to redeem

     - address where your check should be sent

     - account owner signature

   2. Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

WIRE TRANSFER

You must select this option on your account application.
Call 1-800-782-8183 to request a wire transfer.
If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Fund may charge a wire transfer fee.

NOTE:  Your financial institution may also charge a separate fee.

ELECTRONIC REDEMPTIONS

Call 1-800-782-8183 to request an electronic redemption. Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days. Your bank may charge for this service.
 62

SHAREHOLDER INFORMATION




        [ICON]


                                   SELLING YOUR SHARES
                                   CONTINUED


SYSTEMATIC WITHDRAWAL PLAN
You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

   - Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.

   - Include a voided personal check.

   - Your account must have a value of $10,000 or more to start withdrawals.

   - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1. Redemptions by Individual Retirement Accounts ("IRAs").

2. Redemption requests requiring a signature guarantee, which include any of the following:

   - Your account address has changed within the last 15 business days;

   - The check is not being mailed to the address on your account;

   - The check is not being made payable to the owner of the account;

   - The redemption proceeds are being transferred to another Fund account with a different registration; or

   - The redemption proceeds are being wired to bank instructions currently not on your account.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.


REDEMPTIONS WITHIN 15 DAYS OF INITIAL OR SUBSEQUENT INVESTMENT

When you have made your initial and subsequent investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days).

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SHAREHOLDER INFORMATION




        [ICON]


                                   SELLING YOUR SHARES
                                   CONTINUED



REDEMPTION FEE
The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations as described below. The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.


The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee may also not apply on certain types of accounts such as certain omnibus accounts or retirement plans or other accounts to which application of the redemption fee is not technologically feasible. The redemption fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Funds.


DELAY IN PAYMENT OF REDEMPTION PROCEEDS


Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


CLOSING OF SMALL ACCOUNTS


If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.


REDEMPTION PROCEEDS


Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If the Funds make a payment in securities, the securities will be valued in the same manner as NAV is calculated. The Funds may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive.


UNDELIVERABLE DISTRIBUTION CHECKS

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account may be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

                    DISTRIBUTION ARRANGEMENTS/SALES CHARGES


There is no sales charge on purchases of Advisor, Class Y, or Trust Shares. In addition, there are no 12b-1 distribution fees paid from the Funds for Advisor, Class Y, or Trust Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS -- REVENUE SHARING


The Advisor, Administrator and/or their affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the Shares and/or for the servicing of the Shares.

SHAREHOLDER INFORMATION




        [ICON]

                                   EXCHANGING YOUR SHARES


You can exchange your shares in one Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see "Notes on Exchanges"). The Trust Shares of the HSBC Investor Mid-Cap Fund are eligible for exchange into the HSBC Investor Funds Class Y. No transaction fees are charged for exchanges. You should note, however, that the Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations. For more information on the redemption fee, see "Selling Your Shares Redemption Fee."


You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

   - Your name and telephone number

   - The exact name on your account and account number

   - Taxpayer identification number (usually your social security number)

   - Dollar value or number of shares to be exchanged

   - The name of the Fund from which the exchange is to be made

   - The name of the Fund into which the exchange is being made.

See "Selling Your Shares" for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, excessive exchange activity may be limited.

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.


Be sure to read the prospectus carefully of any Fund into which you wish to exchange shares.

SHAREHOLDER INFORMATION




        [ICON]



                                   DIVIDENDS, DISTRIBUTIONS AND TAXES


--------------------------------------------------------------------------------


DIVIDENDS AND DISTRIBUTIONS



All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Capital gains are distributed at least annually.



Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.


--------------------------------------------------------------------------------


The following information related to tax matters is meant as a general summary for U.S. taxpayers. Please see the Funds' Statement of Additional Information for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.


   - A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

   - Any income a Fund receives and any capital gain that a Fund derives is paid out, less expenses, to its shareholders.


   - Dividends on all Income Funds are paid monthly. Dividends for the Growth and Income Fund, the Small Cap Equity Fund, the Growth Fund, and the Value Fund are paid semi-annually. Dividends for the International Equity Fund and the Mid-Cap Fund are paid annually. Capital gains for all Funds are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.


   - Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   - Tax legislation enacted in 2003 generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do no apply to corporate taxpayers. Distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

   - In most cases, dividends from the Income Funds are primarily attributable to interest and, therefore, do not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described above. Instead, dividends attributable to interest will be taxed at the ordinary income tax rate applicable to the taxpayer. However, distributions of tax-exempt interest income by the New York Tax-Free Bond Fund are expected to be exempt from the regular federal income tax. If a Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of short-term capital gain (e.g., when the Fund has a gain from the sale of an asset it held for one year or less) are taxable at ordinary income tax rates.

SHAREHOLDER INFORMATION




        [ICON]

   - A portion of any tax-exempt interest distributions may be treated as a tax-preference item (or be included in a corporation's adjusted current earnings) for purposes of the federal and/or state alternative minimum tax. The federal alternative minimum tax is a different method of determining income tax to ensure that taxpayers, who under the ordinary method of computing federal income tax would be entitled to large deductions, pay at least a minimum amount of tax. If a taxpayer's alternative minimum tax exceeds the taxpayer's ordinary tax liability, the excess amount of alternative minimum tax must be paid in addition to the taxpayer's ordinary tax liability. Certain items, called tax-preference items, which are tax-exempt for purposes of computing ordinary federal income tax liability are taxable for alternative minimum tax purposes.

   - Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

   - There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

   - You will be notified in January each year about the federal tax status of distributions made by the Funds. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income, which qualify for the 15% rate applicable to qualifying dividends on corporate stock, and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.


   - As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 28% (in 2005) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you or the Fund have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


   - Foreign shareholders may be subject to special withholding requirements.

   - If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account. For example, there is a penalty on certain pre-retirement distributions from retirement accounts.

     [ICON]

 FINANCIAL HIGHLIGHTS

                HSBC INVESTOR LIMITED MATURITY FUND


     The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions for the indicated periods). This information has been derived from information audited by KPMG LLP, whose report, along with the Funds' financial statements, are incorporated herein by reference and included in the Funds' annual report, which is available upon request.


     SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(K).

                                                                   INVESTMENT ACTIVITIES                      DIVIDENDS
                                                         ------------------------------------------   -------------------------

                                                                      NET REALIZED AND                                 NET
                                             NET ASSET                UNREALIZED GAINS     TOTAL                     REALIZED
                                              VALUE,        NET        (LOSSES) FROM        FROM         NET        GAINS FROM
                                             BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT   INVESTMENT    INVESTMENT
                                             OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS
       ------------------------------------------------------------------------------------------------------------------------
       CLASS Y SHARES
       Period ended October 31, 2001(j)       $10.00        0.37            0.59            0.96        (0.37)           --
       Year ended October 31, 2002             10.59        0.46           (0.09)           0.37        (0.46)        (0.05)
       Year ended October 31, 2003             10.45        0.33            0.10            0.43        (0.40)           --
       Year ended October 31, 2004             10.48        0.33            0.09            0.42        (0.36)        (0.46)
       ------------------------------------------------------------------------------------------------------------------------

                                              DIVIDENDS
                                              ---------

                                                          NET ASSET
                                                TOTAL     VALUE, END   TOTAL
                                              DIVIDENDS   OF PERIOD    RETURN
       ------------------------------------
       CLASS Y SHARES
       Period ended October 31, 2001(j)         (0.37)      $10.59     9.78%(c)
       Year ended October 31, 2002              (0.51)       10.45     3.69%
       Year ended October 31, 2003              (0.40)       10.48     4.12%
       Year ended October 31, 2004              (0.82)       10.08     4.25%
       ------------------------------------

                                                                       RATIOS/SUPPLEMENTARY DATA
                                             ------------------------------------------------------------------------------
                                                                               RATIO OF
                                                                                  NET
                                                               RATIO OF       INVESTMENT         RATIO OF
                                             NET ASSETS AT     EXPENSES        INCOME TO         EXPENSES
                                                END OF        TO AVERAGE        AVERAGE         TO AVERAGE       PORTFOLIO
                                             PERIOD(000'S)   NET ASSETS(K)   NET ASSETS(K)   NET ASSETS(F)(K)   TURNOVER(A)
       ------------------------------------
       CLASS Y SHARES
       Period ended October 31, 2001(j)         $67,315          0.85%(e)        4.59%(e)          0.85%(e)       102.01%
       Year ended October 31, 2002               94,886          0.71%           4.42%             0.71%           44.04%
       Year ended October 31, 2003               31,368          0.69%           3.62%             0.69%           98.42%
       Year ended October 31, 2004               31,217          0.85%           3.28%             0.96%           50.06%
       ------------------------------------


     (a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.


     (c) Not annualized.


     (e) Annualized.


     (f) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.


     (j) Class Y Shares commenced operations on January 23, 2001.


     (k) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Limited Maturity Portfolio.

     [ICON]

 FINANCIAL HIGHLIGHTS

                HSBC INVESTOR FIXED INCOME FUND

     SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(B).

                                                                                           INVESTMENT ACTIVITIES
                                                                                 ------------------------------------------
                                                                                              NET REALIZED AND
                                                                                              UNREALIZED GAINS
                                                                     NET ASSET                 (LOSSES) FROM       TOTAL
                                                                      VALUE,        NET          INVESTMENT         FROM
                                                                     BEGINNING   INVESTMENT     AND FUTURES      INVESTMENT
                                                                     OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES
       --------------------------------------------------------------------------------------------------------------------
       ADVISOR SHARES
       Year ended October 31, 2000                                    $10.01        0.69           (0.02)           0.67
       Year ended October 31, 2001                                      9.99        0.67            0.80            1.47
       Year ended October 31, 2002                                     10.81        0.55           (0.14)           0.41
       Year ended October 31, 2003                                     10.63        0.41            0.19            0.60
       Year ended October 31, 2004                                     10.73        0.45            0.12            0.57
       --------------------------------------------------------------------------------------------------------------------

                                                                           DIVIDENDS
                                                                     ----------------------

                                                                        NET                   NET ASSET
                                                                     INVESTMENT     TOTAL     VALUE, END   TOTAL
                                                                       INCOME     DIVIDENDS   OF PERIOD    RETURN
       ------------------------------------------------------------
       ADVISOR SHARES
       Year ended October 31, 2000                                     (0.69)       (0.69)      $ 9.99      6.98%
       Year ended October 31, 2001                                     (0.65)       (0.65)       10.81     15.11%
       Year ended October 31, 2002                                     (0.59)       (0.59)       10.63      3.94%
       Year ended October 31, 2003                                     (0.50)       (0.50)       10.73      5.71%
       Year ended October 31, 2004                                     (0.45)       (0.45)       10.85      5.46%
       ------------------------------------------------------------

                                                                                      RATIOS/SUPPLEMENTARY DATA
                                                                     -----------------------------------------------------------
                                                                                                       RATIO OF
                                                                                                          NET
                                                                                       RATIO OF       INVESTMENT
                                                                     NET ASSETS AT     EXPENSES        INCOME TO
                                                                        END OF        TO AVERAGE        AVERAGE       PORTFOLIO
                                                                     PERIOD(000'S)   NET ASSETS(B)   NET ASSETS(B)   TURNOVER(A)
       ------------------------------------------------------------
       ADVISOR SHARES
       Year ended October 31, 2000                                     $134,458          0.61%           6.66%         440.49%
       Year ended October 31, 2001                                      150,580          0.63%           6.45%         341.26%
       Year ended October 31, 2002                                      284,841          0.56%           5.06%          77.82%
       Year ended October 31, 2003                                      110,968          0.56%           4.30%          70.91%
       Year ended October 31, 2004                                      109,518          0.64%           4.20%          34.88%
       ------------------------------------------------------------



     (a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.


     (b) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Fixed Income Portfolio.

     [ICON]

 FINANCIAL HIGHLIGHTS

                HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

     SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        INVESTMENT ACTIVITIES              DIVIDENDS
                                                              ------------------------------------------   ----------
                                                                           NET REALIZED AND
                                                                           UNREALIZED GAINS
                                                  NET ASSET                      FROM           TOTAL
                                                   VALUE,        NET          INVESTMENT         FROM         NET
                                                  BEGINNING   INVESTMENT     AND FUTURES      INVESTMENT   INVESTMENT
                                                  OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME
       --------------------------------------------------------------------------------------------------------------
       CLASS Y SHARES
       Year ended October 31, 2000                 $10.07        0.49            0.34            0.83        (0.49)
       Year ended October 31, 2001                  10.39        0.44            0.54            0.98        (0.44)
       Year ended October 31, 2002                  10.93        0.41            0.16            0.57        (0.41)
       Year ended October 31, 2003                  11.09        0.41            0.12            0.53        (0.41)
       Year ended October 31, 2004                  11.21        0.37            0.17            0.54        (0.37)
       --------------------------------------------------------------------------------------------------------------

                                                         DIVIDENDS
                                                  ------------------------
                                                      NET
                                                    REALIZED
                                                   GAINS FROM
                                                   INVESTMENT                NET ASSET
                                                  AND FUTURES      TOTAL     VALUE, END   TOTAL
                                                  TRANSACTIONS   DIVIDENDS   OF PERIOD    RETURN
       -----------------------------------------
       CLASS Y SHARES
       Year ended October 31, 2000                   (0.02)        (0.51)      $10.39     8.41%
       Year ended October 31, 2001                      --         (0.44)       10.93     9.53%
       Year ended October 31, 2002                      --         (0.41)       11.09     5.34%
       Year ended October 31, 2003                      --         (0.41)       11.21     4.84%
       Year ended October 31, 2004                   (0.06)        (0.43)       11.32     4.83%
       -----------------------------------------

                                                                        RATIOS/SUPPLEMENTARY DATA
                                                  ---------------------------------------------------------------------
                                                                                RATIO OF
                                                                   RATIO OF       NET
                                                                   EXPENSES    INVESTMENT     RATIO OF
                                                  NET ASSETS AT       TO       INCOME TO      EXPENSES
                                                     END OF        AVERAGE      AVERAGE      TO AVERAGE      PORTFOLIO
                                                  PERIOD(000'S)   NET ASSETS   NET ASSETS   NET ASSETS(C)   TURNOVER(A)
       -----------------------------------------
       CLASS Y SHARES
       Year ended October 31, 2000                   $ 9,514        0.69%        4.82%          0.78%         34.12%
       Year ended October 31, 2001                    14,989        0.70%        4.19%          0.83%          0.00%
       Year ended October 31, 2002                    19,753        0.70%        3.76%          0.70%         30.70%
       Year ended October 31, 2003                    20,290        0.67%        3.67%          0.67%         29.79%
       Year ended October 31, 2004                    19,908        0.62%        3.27%          0.62%         26.96%
       -----------------------------------------



     (a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.


     (c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

     [ICON]

 FINANCIAL HIGHLIGHTS

                HSBC INVESTOR GROWTH FUND

     SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(H).

                                                                        INVESTMENT ACTIVITIES              DIVIDENDS
                                                              ------------------------------------------   ----------
                                                                           NET REALIZED AND
                                                                           UNREALIZED GAINS
                                                  NET ASSET                      FROM           TOTAL
                                                   VALUE,        NET          INVESTMENT         FROM         NET
                                                  BEGINNING   INVESTMENT     AND FUTURES      INVESTMENT   INVESTMENT
                                                  OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME
       --------------------------------------------------------------------------------------------------------------
       CLASS Y SHARES
       Period ended October 31, 2004(c)            $12.67       (0.01)          (0.11)          (0.12)       $12.55

                                                         DIVIDENDS
                                                  ------------------------
                                                      NET
                                                    REALIZED
                                                   GAINS FROM
                                                   INVESTMENT                NET ASSET
                                                  AND FUTURES      TOTAL     VALUE, END   TOTAL
                                                  TRANSACTIONS   DIVIDENDS   OF PERIOD    RETURN
       -----------------------------------------
       CLASS Y SHARES
       Period ended October 31, 2004(c)              (0.95)%(d)   1$9,115     0.95%(f)         (0.17)%(f)

                                                                        RATIOS/SUPPLEMENTARY DATA
                                                  ---------------------------------------------------------------------
                                                                                RATIO OF
                                                                   RATIO OF       NET
                                                                   EXPENSES    INVESTMENT     RATIO OF
                                                  NET ASSETS AT       TO       INCOME TO      EXPENSES
                                                     END OF        AVERAGE      AVERAGE      TO AVERAGE      PORTFOLIO
                                                  PERIOD(000'S)   NET ASSETS   NET ASSETS   NET ASSETS(C)   TURNOVER(A)
       -----------------------------------------
       CLASS Y SHARES
       Period ended October 31, 2004(c)              1.06%(f)      53.08%



     (a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.


     (b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.


     (c) Class Y Shares commenced operations on May 7, 2004.


     (d) Not annualized.


     (f) Annualized.


     (h) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

     [ICON]

 FINANCIAL HIGHLIGHTS

                HSBC INVESTOR GROWTH AND INCOME FUND

     SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                           INVESTMENT ACTIVITIES
                                                                                 ------------------------------------------

                                                                                              NET REALIZED AND
                                                                     NET ASSET      NET       UNREALIZED GAINS     TOTAL
                                                                      VALUE,     INVESTMENT    (LOSSES) FROM        FROM
                                                                     BEGINNING     INCOME        INVESTMENT      INVESTMENT
                                                                     OF PERIOD     (LOSS)       TRANSACTIONS     ACTIVITIES
       --------------------------------------------------------------------------------------------------------------------
       CLASS Y SHARES
       Period ended October 31, 2001(i)                               $10.00        0.02           (1.09)          (1.07)
       Year ended October 31, 2002                                      8.92        0.06           (1.73)          (1.67)
       Year ended October 31, 2003                                      7.22        0.07            1.19            1.26
       Year ended October 31, 2004                                      8.40        0.07            0.36            0.43
       --------------------------------------------------------------------------------------------------------------------

                                                                           DIVIDENDS
                                                                     ----------------------

                                                                        NET                   NET ASSET
                                                                     INVESTMENT     TOTAL     VALUE, END    TOTAL
                                                                       INCOME     DIVIDENDS   OF PERIOD    RETURN
       ------------------------------------------------------------
       CLASS Y SHARES
       Period ended October 31, 2001(i)                                (0.01)       (0.01)      $8.92        (9.71)%(c)
       Year ended October 31, 2002                                     (0.03)       (0.03)       7.22       (18.76)%
       Year ended October 31, 2003                                     (0.08)       (0.08)       8.40         7.63%
       Year ended October 31, 2004                                     (0.06)       (0.06)       8.77         5.18%
       ------------------------------------------------------------

                                                                                   RATIOS/SUPPLEMENTARY DATA
                                                                     -----------------------------------------------------
                                                                                                   RATIO OF
                                                                                                     NET
                                                                                      RATIO OF    INVESTMENT
                                                                                      EXPENSES      INCOME
                                                                     NET ASSETS AT       TO       (LOSS) TO
                                                                        END OF        AVERAGE      AVERAGE      PORTFOLIO
                                                                     PERIOD(000'S)   NET ASSETS   NET ASSETS   TURNOVER(A)
       ------------------------------------------------------------
       CLASS Y SHARES
       Period ended October 31, 2001(i)                                $219,221        0.82%(e)     0.38%(e)     43.13%
       Year ended October 31, 2002                                      168,812        0.76%        0.66%        59.85%
       Year ended October 31, 2003                                      203,458        0.79%        0.96%        64.52%
       Year ended October 31, 2004                                      196,219        0.77%        0.77%        73.68%
       ------------------------------------------------------------



     (a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.


     (c) Not annualized.


     (e) Annualized.


     (i) Class Y Shares commenced operations on April 2, 2001.

     [ICON]

 FINANCIAL HIGHLIGHTS

                HSBC INVESTOR MID-CAP FUND

     SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                          INVESTMENT ACTIVITIES
                                                                                ------------------------------------------
                                                                                             NET REALIZED AND
                                                                                             UNREALIZED GAINS
                                                                    NET ASSET                 (LOSSES) FROM       TOTAL
                                                                     VALUE,        NET          INVESTMENT         FROM
                                                                    BEGINNING   INVESTMENT      AND OPTION      INVESTMENT
                                                                    OF PERIOD      LOSS        TRANSACTIONS     ACTIVITIES
       -------------------------------------------------------------------------------------------------------------------
       TRUST SHARES
       Period ended October 31, 2000(i)                              $10.00       (0.01)           0.09(j)         0.08
       Year ended October 31, 2001                                    10.08       (0.01)          (2.02)          (2.03)
       Year ended October 31, 2002                                     7.91       (0.02)          (1.56)          (1.58)
       Year ended October 31, 2003                                     6.33       (0.01)           1.69            1.68
       Year ended October 31, 2004                                     8.01       (0.02)*          0.53            0.51
       -------------------------------------------------------------------------------------------------------------------

                                                                           DIVIDENDS
                                                                    ------------------------

                                                                    NET REALIZED
                                                                     GAINS FROM
                                                                     INVESTMENT                NET ASSET
                                                                     AND OPTION      TOTAL     VALUE, END   TOTAL
                                                                    TRANSACTIONS   DIVIDENDS   OF PERIOD    RETURN
       -----------------------------------------------------------
       TRUST SHARES
       Period ended October 31, 2000(i)                                   --            --       $10.08       0.80%(c)
       Year ended October 31, 2001                                     (0.14)        (0.14)        7.91     (20.34)%
       Year ended October 31, 2002                                        --            --         6.33     (19.97)%
       Year ended October 31, 2003                                        --            --         8.01      26.54%
       Year ended October 31, 2004                                        --            --         8.52       6.37%
       -----------------------------------------------------------

                                                                                     RATIOS/SUPPLEMENTARY DATA
                                                                    -----------------------------------------------------------
                                                                                                      RATIO OF
                                                                                                         NET
                                                                                      RATIO OF       INVESTMENT
                                                                    NET ASSETS AT     EXPENSES         LOSS TO
                                                                       END OF        TO AVERAGE        AVERAGE       PORTFOLIO
                                                                    PERIOD(000'S)    NET ASSETS      NET ASSETS     TURNOVER(A)
       -----------------------------------------------------------
       TRUST SHARES
       Period ended October 31, 2000(i)                               $108,487          1.01%(e)        (0.22)%(e)     57.69%
       Year ended October 31, 2001                                     129,390          0.87%           (0.13)%       112.67%
       Year ended October 31, 2002                                      98,059          0.82%           (0.18)%       140.23%
       Year ended October 31, 2003                                     160,621          0.85%           (0.17)%       100.86%
       Year ended October 31, 2004                                     117,354          0.84%           (0.28)%       106.72%
       -----------------------------------------------------------



     *  Calculated based on average shares outstanding.


     (a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.


     (c) Not annualized.


     (e) Annualized.


     (i) Trust Shares commenced operations on July 1, 2000.


     (j) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

     [ICON]

 FINANCIAL HIGHLIGHTS

                HSBC INVESTOR INTERNATIONAL EQUITY FUND

     SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(B).

                                                                INVESTMENT ACTIVITIES              DIVIDENDS
                                                      ------------------------------------------   ----------
                                                                   NET REALIZED AND
                                                                   UNREALIZED GAINS
                                                                    (LOSSES) FROM
                                          NET ASSET                 INVESTMENT AND
                                           VALUE,        NET           FOREIGN        TOTAL FROM      NET
                                          BEGINNING   INVESTMENT       CURRENCY       INVESTMENT   INVESTMENT
                                          OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME
       ------------------------------------------------------------------------------------------------------
       ADVISOR SHARES
       Year ended October 31, 2000         $18.58        0.11            0.75            0.86        (0.11)
       Year ended October 31, 2001          18.13        0.09           (4.38)          (4.29)          --
       Year ended October 31, 2002          12.56        0.09           (1.73)          (1.64)       (0.19)
       Year ended October 31, 2003          10.73        0.20            2.02            2.22        (0.19)
       Year ended October 31, 2004          12.76        0.18            2.32            2.50        (0.39)
       ------------------------------------------------------------------------------------------------------

                                                      DIVIDENDS
                                          ---------------------------------

                                           NET REALIZED GAINS
                                           FROM INVESTMENT AND                 NET ASSET
                                            FOREIGN CURRENCY        TOTAL      VALUE, END
                                              TRANSACTIONS        DIVIDENDS    OF PERIOD        TOTAL RETURN
       ---------------------------------
       ADVISOR SHARES
       Year ended October 31, 2000                (1.20)            (1.31)      $ 18.13               4.05%
       Year ended October 31, 2001                (1.28)            (1.28)        12.56             (25.42)%
       Year ended October 31, 2002                   --             (0.19)        10.73             (13.32)%
       Year ended October 31, 2003                   --             (0.19)        12.76              21.03%
       Year ended October 31, 2004                   --             (0.39)        14.87              20.06%
       ---------------------------------

                                                            RATIOS/SUPPLEMENTARY DATA
                                          --------------------------------------------------------------

                                                                            RATIO OF NET
                                                            RATIO OF         INVESTMENT
                                           NET ASSETS      EXPENSES TO       INCOME TO
                                            AT END OF      AVERAGE NET      AVERAGE NET       PORTFOLIO
                                          PERIOD(000'S)     ASSETS(B)        ASSETS(B)       TURNOVER(A)
       ---------------------------------
       ADVISOR SHARES
       Year ended October 31, 2000          $219,837          0.90%             0.51%           27.81%
       Year ended October 31, 2001           184,494          0.99%             0.51%           26.90%
       Year ended October 31, 2002           194,704          0.99%             0.70%           31.63%
       Year ended October 31, 2003           123,658          1.07%             1.16%           68.51%
       Year ended October 31, 2004           148,317          1.05%             1.39%          106.11%
       ---------------------------------



     (a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.


     (b) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.

     [ICON]

 FINANCIAL HIGHLIGHTS

                HSBC INVESTOR SMALL CAP EQUITY FUND

     SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(B).

                                                                                         INVESTMENT ACTIVITIES
                                                                               ------------------------------------------

                                                                                            NET REALIZED AND
                                                                   NET ASSET                UNREALIZED GAINS     TOTAL
                                                                    VALUE,        NET        (LOSSES) FROM        FROM
                                                                   BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT
                                                                   OF PERIOD      LOSS        TRANSACTIONS     ACTIVITIES
       ------------------------------------------------------------------------------------------------------------------
       ADVISOR SHARES
       Year ended October 31, 2000                                  $12.56       (0.10)           6.73            6.63
       Year ended October 31, 2001                                   17.81       (0.10)          (3.65)          (3.75)
       Year ended October 31, 2002                                   11.32       (0.09)          (1.96)          (2.05)
       Year ended October 31, 2003                                    9.27       (0.06)           3.15            3.09
       Year ended October 31, 2004                                   12.36       (0.08)           0.79            0.71
       ------------------------------------------------------------------------------------------------------------------

                                                                          DIVIDENDS
                                                                   ------------------------

                                                                   NET REALIZED
                                                                    GAINS FROM                NET ASSET
                                                                    INVESTMENT      TOTAL     VALUE, END    TOTAL
                                                                   TRANSACTIONS   DIVIDENDS   OF PERIOD    RETURN
       ----------------------------------------------------------
       ADVISOR SHARES
       Year ended October 31, 2000                                    (1.38)        (1.38)      $17.81       55.59%
       Year ended October 31, 2001                                    (2.74)        (2.74)       11.32      (22.98)%
       Year ended October 31, 2002                                       --            --         9.27      (18.11)%
       Year ended October 31, 2003                                       --            --        12.36       33.33%
       Year ended October 31, 2004                                       --            --        13.07        5.74%
       ----------------------------------------------------------

                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                                   -----------------------------------------------------------
                                                                                                     RATIO OF
                                                                                                        NET
                                                                                     RATIO OF       INVESTMENT
                                                                   NET ASSETS AT     EXPENSES         LOSS TO
                                                                      END OF        TO AVERAGE        AVERAGE       PORTFOLIO
                                                                   PERIOD(000'S)   NET ASSETS(B)   NET ASSETS(B)   TURNOVER(A)
       ----------------------------------------------------------
       ADVISOR SHARES
       Year ended October 31, 2000                                   $253,724          1.05%           (0.68)%        79.51%
       Year ended October 31, 2001                                    180,265          1.07%           (0.74)%        52.47%
       Year ended October 31, 2002                                    190,686          1.07%           (0.87)%       103.90%
       Year ended October 31, 2003                                    326,072          1.01%           (0.72)%       152.05%
       Year ended October 31, 2004                                    279,669          0.98%           (0.62)%        81.75%
       ----------------------------------------------------------



     (a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.


     (b) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Small Cap Portfolio.

     [ICON]

 FINANCIAL HIGHLIGHTS

                HSBC INVESTOR VALUE FUND

     SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(H).

                                                                              INVESTMENT ACTIVITIES              DIVIDENDS
                                                                    ------------------------------------------   ----------
                                                                                 NET REALIZED AND
                                                                                    UNREALIZED
                                                        NET ASSET                   GAINS FROM        TOTAL
                                                         VALUE,        NET          INVESTMENT         FROM         NET
                                                        BEGINNING   INVESTMENT     AND FUTURES      INVESTMENT   INVESTMENT
                                                        OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME
       --------------------------------------------------------------------------------------------------------------------
       CLASS Y SHARES
       Period ended October 31, 2004(c)                  $12.67        0.07            0.70            0.77        (0.06)
       --------------------------------------------------------------------------------------------------------------------

                                                         DIVIDENDS
                                                         ---------

                                                                     NET ASSET                NET ASSETS AT
                                                           TOTAL     VALUE, END   TOTAL          END OF
                                                         DIVIDENDS   OF PERIOD    RETURN      PERIOD(000'S)
       -----------------------------------------------
       CLASS Y SHARES
       Period ended October 31, 2004(c)                    (0.06)      $13.38     6.05%(d)       $25,600
       -----------------------------------------------

                                                                          RATIOS/SUPPLEMENTARY DATA
                                                        --------------------------------------------------------------
                                                                          RATIO OF
                                                                             NET
                                                          RATIO OF       INVESTMENT         RATIO OF
                                                          EXPENSES         LOSS TO          EXPENSES
                                                         TO AVERAGE        AVERAGE         TO AVERAGE       PORTFOLIO
                                                        NET ASSETS(H)   NET ASSETS(H)   NET ASSETS(A)(H)   TURNOVER(A)
       -----------------------------------------------
       CLASS Y SHARES
       Period ended October 31, 2004(c)                     0.95%(f)        1.05%(f)          1.00%(f)        10.33%
       -----------------------------------------------



     (a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.


     (b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.


     (c) Class Y Shares commenced operations on May 7, 2004.


     (d) Not annualized.


     (f) Annualized.


     (h) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

                       [ICON]


TAXABLE EQUIVALENT YIELD TABLES


                        TAXABLE EQUIVALENT YIELD TABLES



The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 2005 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).



                        FEDERAL AND NEW YORK STATE TABLE

--------------------------------------------------------------------------------

           TAXABLE INCOME*                                TAX-EXEMPT YIELD
-------------------------------------    INCOME     -----------------------------
     SINGLE               JOINT            TAX      1.00%   1.50%   2.00%   2.50%
     RETURN              RETURN         BRACKET**     EQUIVALENT TAXABLE YIELD
-----------------   -----------------   ---------   -----------------------------
  $     0-$ 7,150    $     0-$ 14,300    13.60%     1.16%   1.74%   2.31%   2.89%
 $ 7,151-$ 29,050   $ 14,301-$ 58,100    20.82%     1.26%   1.89%   2.53%   3.16%
$ 29,051-$ 70,350   $ 58,101-$117,250    31.68%     1.46%   2.20%   2.93%   3.66%
$ 70,351-$146,750   $117,251-$178,650    33.22%     1.50%   2.25%   2.99%   3.74%
$146,751-$319,100   $178,651-$319,100    37.86%     1.61%   2.41%   3.22%   4.02%
         $319,101            $319,101    39.71%     1.66%   2.49%   3.32%   4.15%

                  TAX-EXEMPT YIELD
-----------------------------------------------------
3.00%   3.50%   4.00%   4.50%   5.00%   5.50%   6.00%
              EQUIVALENT TAXABLE YIELD
-----------------------------------------------------
3.47%   4.05%   4.63%   5.21%   5.79%   6.37%   6.94%
3.79%   4.42%   5.05%   5.68%   6.31%   6.95%   7.58%
4.39%   5.12%   5.85%   6.59%   7.32%   8.05%   8.73%
4.49%   5.24%   5.99%   6.74%   7.49%   8.24%   8.98%
4.83%   5.63%   6.44%   7.24%   8.05%   8.85%   9.66%
4.98%   5.81%   6.63%   7.46%   8.29%   9.12%   9.95%


---------------

 * Net amount subject to federal and New York State personal income tax after deductions and exemptions.


**Effective combined federal and state tax bracket.



This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax; (ii) the New York State tax table benefit recapture tax; or (iii) the 7.7% New York State tax rate applicable to income over $50,000 per year. Also, it is assumed that:
(i) there are no federal or New York State minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholders taxable income for federal income tax purposes is the same as his or her taxable income for New York State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.



                FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE

--------------------------------------------------------------------------------

           TAXABLE INCOME*                                TAX-EXEMPT YIELD
-------------------------------------    INCOME     -----------------------------
     SINGLE               JOINT            TAX      1.00%   1.50%   2.00%   2.50%
     RETURN              RETURN         BRACKET**     EQUIVALENT TAXABLE YIELD
-----------------   -----------------   ---------   -----------------------------
  $     0-$ 7,150    $     0-$ 14,300    16.22%     1.19%   1.79%   2.39%   2.98%
 $ 7,151-$ 29,050   $ 14,301-$ 58,100    23.87%     1.31%   1.97%   2.63%   3.28%
$ 29,051-$ 70,350   $ 58,101-$117,250    32.87%     1.49%   2.23%   2.98%   3.72%
$ 70,351-$146,750   $117,251-$178,650    36.14%     1.57%   2.35%   3.13%   3.91%
$146,751-$319,100   $178,651-$319,100    40.57%     1.68%   2.52%   3.37%   4.21%
         $319,101            $319,101    42.35%     1.73%   2.60%   3.47%   4.34%

                   TAX-EXEMPT YIELD
------------------------------------------------------
3.00%   3.50%   4.00%   4.50%   5.00%   5.50%   6.00%
               EQUIVALENT TAXABLE YIELD
------------------------------------------------------
3.58%   4.18%   4.77%   5.37%   5.97%   6.56%    7.16%
3.94%   4.60%   5.25%   5.91%   6.57%   7.22%    7.88%
4.47%   5.21%   5.96%   6.70%   7.45%   8.19%    8.94%
4.70%   5.48%   6.26%   7.05%   7.83%   8.61%    9.39%
5.05%   5.89%   6.73%   7.57%   8.41%   9.25%   10.10%
5.20%   6.07%   6.94%   7.81%   8.67%   9.54%   10.41%


---------------

 *Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.


** Effective combined federal, state and city tax bracket.



This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax (including the temporary tax surcharge and the additional tax); (ii) the New York State tax table benefit recapture tax; (iii) the 7.7% New York State tax rate applicable to income over $500,000 per year; or (iv) the 4.45% New York City tax rate over $500,000 per year. Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her income for state and city tax purposes. Also, this

TAXABLE EQUIVALENT YIELD TABLES





                       [ICON]




table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.


While it is expected that most of the dividends paid to the shareholders of the New York Tax-Free Bond Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

Each Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.


YOU CAN GET FREE COPIES OF THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS AND THE SAI, PROSPECTUSES OF OTHER FUNDS IN THE HSBC INVESTOR FAMILY OF FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER, HSBC BROKERAGE (USA) INC. FINANCIAL SERVICES AT 1-888-525-5757 OR CONTACT THE FUNDS AT:

                            HSBC INVESTOR FUNDS
                            P.O. BOX 182845
                            COLUMBUS, OHIO 43218-2845
                            TELEPHONE: 1-800-782-8183
          ----------------------------------------------------------------------

You can review the Funds' annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


   - For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.

   - Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file nos. 811-4782, 811-7583.


HSB-PU-ADV 0205

                       STATEMENT OF ADDITIONAL INFORMATION

           HSBC INVESTOR FUNDS                      HSBC INVESTOR LIFELINE FUNDS

   HSBC INVESTOR LIMITED MATURITY FUND       HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND
         HSBC INVESTOR BOND FUND                  HSBC INVESTOR GROWTH STRATEGY FUND
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND     HSBC INVESTOR MODERATE GROWTH STRATEGY FUND
        HSBC INVESTOR GROWTH FUND           HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND
  HSBC INVESTOR GROWTH AND INCOME FUND      HSBC INVESTOR CONSERVATIVE INCOME STRATEGY FUND
       HSBC INVESTOR MID-CAP FUND
   HSBC INVESTOR OVERSEAS EQUITY FUND                 HSBC ADVISOR FUNDS TRUST
     HSBC INVESTOR OPPORTUNITY FUND
        HSBC INVESTOR VALUE FUND                  HSBC INVESTOR FIXED INCOME FUND
     HSBC INVESTOR MONEY MARKET FUND          HSBC INVESTOR INTERNATIONAL EQUITY FUND
                                               HSBC INVESTOR SMALL CAP EQUITY FUND

                                 P.O. Box 182845
                            Columbus, Ohio 43218-2845


General and Account Information         (800) 782-8183 (Toll Free)
--------------------------------------------------------------------------------
HSBC Investments (USA) Inc.                BISYS Fund Services Ohio, Inc.
   Investment Adviser                      Administrator of the Funds
  ("HSBC" or "Adviser")                   ("BISYS" or "Administrator")
                                      BISYS Fund Services Limited Partnership
                                         ("Distributor" or "BISYS LP")




  AllianceBernstein Investment Research and     Waddell & Reed Investment Management Company
Management Sub-Adviser to HSBC Investor           Sub-Adviser to HSBC Investor Growth Fund
     International Equity Fund and                  ("Waddell & Reed" or a "Sub-Adviser")
     HSBC Investor Overseas Equity Fund
    ("AllianceBernstein" or a "Sub-Adviser")

       NWQ Investment Management Co., LLC          Westfield Capital Management Company, LLC
    Sub-Adviser to HSBC Investor Value Fund     Sub-Adviser to HSBC Investor Small Cap Equity Fund
            ("NWQ" or a "Sub-Adviser")               ("Westfield" or a "Sub-Adviser")



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUSES FOR THE FUNDS DATED FEBRUARY 28, 2005 (the "Prospectuses"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectuses and should be read in conjunction with the Prospectuses. The Prospectuses and Statement of Additional Information may be obtained without charge by writing or calling the Trusts at the address and telephone number printed above.

References in this Statement of Additional Information to the "Prospectus" are to the Prospectuses dated February 28, 2005 of the Investor Trust and Advisor Trust, by which shares of the Funds are being offered. Unless the context otherwise requires, terms defined in the Prospectuses have the same meaning in this Statement of Additional Information as in the Prospectuses.


February 28, 2005

                               TABLE OF CONTENTS


                                                                                                                   Page No.
                                                                                                                   --------
GENERAL INFORMATION .............................................................................................     A-6

      HSBC Investor Funds .......................................................................................     A-6
      HSBC Investor LifeLine Funds ..............................................................................     A-6
      HSBC Advisor Funds Trust ..................................................................................     A-7

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS .................................................................     A-7

      HSBC Investor Money Market Fund ...........................................................................     A-9
      HSBC Investor Limited Maturity Fund (Limited Maturity Portfolio) ..........................................    A-10
      HSBC Investor Bond Fund (Fixed Income Portfolio) ..........................................................    A-11
      HSBC Investor New York Tax-Free Bond Fund .................................................................    A-13
      HSBC Investor Growth Fund (Growth Portfolio) ..............................................................    A-17
      HSBC Investor Growth and Income Fund ......................................................................    A-18
      HSBC Investor Mid-Cap Fund ................................................................................    A-19
      HSBC Investor Overseas Equity Fund (International Equity Portfolio) .......................................    A-20
      HSBC Investor Opportunity Fund (Small Cap Equity Portfolio) ...............................................    A-21
      HSBC Investor Value Fund (Value Portfolio) ................................................................    A-22
      HSBC Investor Fixed Income Fund (Fixed Income Portfolio) ..................................................    A-23
      HSBC Investor International Equity Fund (International Equity Portfolio) ..................................    A-25
      HSBC Investor Small Cap Equity Fund (Small Cap Portfolio) .................................................    A-26

INVESTMENT TECHNIQUES ...........................................................................................    A-27

      American Depositary Receipts (Equity Funds except Growth Fund) ............................................    A-30
      Asset-backed Securities (Income Funds except NY Tax-Free Bond, Growth and Income Fund and Mid-Cap Fund) ...    A-30
      Banking Industry and Savings and Loan Industry Obligations (Income Funds except NY Tax-Free Bond) .........    A-31
      Brady Bonds (Income Fund except NY Tax-Free Bond) .........................................................    A-31
      Cash Sweep Program (All Equity Funds and all Income Funds) ................................................    A-32
      Convertible Securities (Equity Funds except Opportunity Fund and Small Cap Equity) ........................    A-33
      Derivatives (All Income Funds International Funds, Opportunity Fund, Small Cap Equity) ....................    A-33
      Emerging Markets (International Funds and Limited Maturity Fund, Bond Fund, Growth and Income Fund,
        Opportunity Fund, Fixed Income Fund, Small Cap Equity Fund) ... .........................................    A-34
      Equity Securities (All Equity Funds) ......................................................................    A-37
      Eurodollar And Yankee Bank Obligations (Income Funds except NY Tax-Free Bond Fund) ........................    A-37
      Fixed Income Securities (All Income Funds) ................................................................    A-38
      Floating and Variable Rate Obligations (All Income Funds, Growth and Income Fund, Mid-Cap Fund) ...........    A-39
      Foreign Currency Exchange - Related Securities (Limited Maturity Fund, Bond Fund and Fixed
        Income Fund) ............................................................................................    A-39
      Foreign Securities (All Income Fund, exceptNY Tax Free Bond) ..............................................    A-41
      Forward Foreign Currency Contracts and Options on Foreign Currencies (Income Funds
      except NY Tax-Free Bond, Equity Funds except Growth Fund, Mid-Cap Growth and Income Fund)..................    A-41
      Futures Contracts (All Income Funds, all Equity Funds) ....................................................    A-43
      High Yield/High Risk Securities (All Income Funds, Equity Funds except
        Mid-CapFund and Growth and Income  Fund) ................................................................    A-47
      Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities (All Funds) .......................    A-48
      Inverse Floating Rate Obligations (Income Funds except NY Tax-Free Bond Fund) .............................    A-49
      Investment Company Securities (All Funds) .................................................................    A-49
      Investments in Other Investment Companies (Limited Maturity Fund, New York Tax-Free Bond Fund, Growth and
        Income Fund and Mid-Cap Fund) ...........................................................................    A-50
      Investment in Various Industries (Money Market Fund) ......................................................    A-50
      Lending of Portfolio Securities (All Funds) ...............................................................    A-50
      Money Market Securities (All Funds) .......................................................................    A-51
      Mortgage Dollar Roll Transactions (Bond Fund and Fixed Income Fund) .......................................    A-51

      Mortgage-Related Securities (Limited Maturity Fund, Bond Fund, Growth and Income Fund, Mid-Cap Fund,
      Opportunity Fund, Fixed Income Fund and Small Cap Equity Fund) ............................................    A-52
      Obligations of Personal and Business Credit Institutions (Money Market Fund) ..............................    A-58
      Options and Futures (All Income, Funds except NY Tax-Free Bond Fund; all Equity Funds) ....................    A-58
      Other Depository Receipts (CDRs, EDRs, GDRs) (Growth and Income Fund, Mid-Cap Fund, and International Fund)    A-65
      Participation Interests (NY Tax-Free Bond Fund) ...........................................................    A-65
      Repurchase Agreements (All Funds) .........................................................................    A-66
      Short-Term Trading Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund and International Equity Fund    A-67
      Sovereign and Supranational Debt Obligations Limited Maturity Fund, Bond Fund, Mid-Cap Fund, Opportunity
       Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund..............................    A-67
      Special Factors Affecting New York (NY Tax-Free Bond Fund) ................................................    A-67
      Swaps, Caps, Floors and Collars (Fixed Income Funds except NY Tax-Free Bond Fund) .........................    A-68
      U.S. Government Securities (All Funds except NY Tax-Free Bond and Opportunity Fund) .......................    A-69
      Variable and Floating Rate Demand and Master Demand Notes (Income Funds, Growth and Income Fund, and NY
       Tax-Free Bond Fund) ......................................................................................    A-70
      Variable Rate Instruments (All Income Funds) ..............................................................    A-70
      Warrants (International Funds, Growth Fund, Value Fund) ...................................................    A-71
      When-Issued and Delayed-Delivery Securities (All Income Funds, Growth and Income Fund and Midcap Fund) ....    A-72
      Writing Covered Calls (Growth and Income Fund, Mid Cap Fund) ..............................................    A-73
      Zero Coupon Obligations (All Income Funds, Growth and Income Fund, Mid-Cap Fund) ..........................    A-74

PORTFOLIO TURNOVER ..............................................................................................    A-74

PORTFOLIO MANAGEMENT ............................................................................................    A-76

      Limited Maturity Fund, Bond Fund and Fixed Income Fund ....................................................    A-76
      New York Tax-Free Bond Fund ...............................................................................    A-76

PORTFOLIO TRANSACTIONS ..........................................................................................    A-77

DISCLOSURE OF PORTFOLIO HOLDINGS ................................................................................    A-80

INVESTMENT RESTRICTIONS .........................................................................................    A-82

      LifeLine Funds ............................................................................................    A-82
      Money Market Fund .........................................................................................    A-83
      Limited Maturity Fund .....................................................................................    A-86
      Bond Fund .................................................................................................    A-89
      New York Tax-Free Bond Fund ...............................................................................    A-91
      Growth Fund ...............................................................................................    A-95
      Growth and Income Fund ....................................................................................    A-96
      Mid-Cap Fund ..............................................................................................    A-99
      Overseas Equity Fund ......................................................................................   A-103
      Opportunity Fund ..........................................................................................   A-105
      Value Fund ................................................................................................   A-109
      Fixed Income Fund .........................................................................................   A-110
      International Equity Fund .................................................................................   A-112
      Small Cap Equity Fund .....................................................................................   A-115
      Percentage and Rating Restrictions ........................................................................   A-118

PERFORMANCE INFORMATION .........................................................................................   A-119

      Trustees and Officers .....................................................................................   A-122
      Board of Trustees .........................................................................................   A-125
      Trustee Compensation ......................................................................................   A-129
      Proxy Voting ..............................................................................................   A-130


INVESTMENT ADVISORY AND OTHER SERVICES ..........................................................................   A-130

      Investment Adviser ........................................................................................   A-130
      Sub-Advisers ..............................................................................................   A-134
      Distribution Plans - Class A, Class B, and Class C Shares Only ............................................   A-137
      The Distributor ...........................................................................................   A-137
      Administrative Services Plan ..............................................................................   A-139
      Administrator .............................................................................................   A-139
      Transfer Agent ............................................................................................   A-140
      Custodian and Fund Accounting Agent .......................................................................   A-140
      Shareholder Servicing Agents ..............................................................................   A-141
      Federal Banking Law .......................................................................................   A-142
      Expenses ..................................................................................................   A-142


DETERMINATION OF NET ASSET VALUE ................................................................................   A-143

PURCHASE OF SHARES ..............................................................................................   A-145

      Exchange Privilege ........................................................................................   A-148
      Automatic Investment Plan .................................................................................   A-149
      Through A Shareholder Servicing Agent Or A Securities Broker ..............................................   A-150

SALES CHARGES ...................................................................................................   A-150

      Class A Shares ............................................................................................   A-150
      Sales Charge Waivers ......................................................................................   A-151
      Concurrent Purchases ......................................................................................   A-152
      Letter of Intent ..........................................................................................   A-152
      Right of Accumulation .....................................................................................   A-153
      Contingent Deferred Sales Charge ("CDSC") - Class B Shares ................................................   A-153
      Conversion Feature -- Class B Shares ......................................................................   A-154
      Level Load Alternative -- Class C Shares ..................................................................   A-154

REDEMPTION OF SHARES ............................................................................................   A-155

      Redemption Fee ............................................................................................   A-156
      Systematic Withdrawal Plan ................................................................................   A-156
      Redemption of Shares Purchased Directly Through the Distributor ...........................................   A-156

RETIREMENT PLANS ................................................................................................   A-157

      Individual Retirement Accounts ............................................................................   A-157
      Defined Contribution Plans ................................................................................   A-157
      Section 457 Plan, 401(k) Plan, 403(b) Plan ................................................................   A-157

DIVIDENDS AND DISTRIBUTIONS .....................................................................................   A-158

      The Money Market Fund .....................................................................................   A-159

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES ...........................................................   A-160

      Investor Trust and Advisor Trust ..........................................................................   A-160
      Portfolio Trust ...........................................................................................   A-162
      Ownership of the Funds ....................................................................................   A-162

TAXATION ........................................................................................................   A-162

      Tax Status of the Funds ...................................................................................   A-162
      The Portfolios ............................................................................................   A-163
      Distributions in General ..................................................................................   A-163

      Tax-Exempt Income (New York Tax-Free Bond Fund) ...........................................................   A-164
      Dispositions ..............................................................................................   A-165
      Backup Withholding ........................................................................................   A-166
      Other Taxation ............................................................................................   A-166
      Fund Investments ..........................................................................................   A-166
      Special Tax Considerations ................................................................................   A-168

OTHER INFORMATION ...............................................................................................   A-168
      Capitalization ............................................................................................   A-168

      Independent Registered Public Accounting Firm .............................................................   A-169
      Counsel ...................................................................................................   A-169
      Code of Ethics ............................................................................................   A-169
      Registration Statement ....................................................................................   A-169

FINANCIAL STATEMENTS ............................................................................................   A-170
      Shareholder Inquiries .....................................................................................   A-170

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS ...................................................................   A-170

APPENDIX B: HSBC INVESTOR FUNDS, HSBC ADVISOR FUNDS TRUST, AND HSBC INVESTOR PORTFOLIOS PROXY VOTING POLICY .....    D- 1

APPENDIX C: HSBC INVESTMENTS (USA) (AMERICAS) INC., PROXY POLICY ................................................    E- 1

APPENDIX D: WESTFIELD CAPITAL, PROXY VOTING POLICY ..............................................................    F- 1

APPENDIX E: ALLIANCEBERNSTEIN, PROXY VOTING POLICY ..............................................................    G- 1

APPENDIX F: NWQ, PROXY VOTING POLICY ............................................................................    H- 1

APPENDIX G: WADDELL & REED, PROXY VOTING POLICY .................................................................    I- 1

                               GENERAL INFORMATION

HSBC INVESTOR FUNDS


      Each of HSBC Investor Limited Maturity Fund ("Limited Maturity Fund"), HSBC Investor Bond Fund ("Bond Fund"), HSBC Investor New York Tax-Free Bond Fund S("New York Tax-Free Fund"), HSBC Investor Growth Fund ("Growth Fund"), HSBC Investor Growth and Income Fund ("Growth and Income Fund"), HSBC Investor Mid-Cap Fund ("Mid-Cap Fund"), HSBC Investor Overseas Equity Fund ("Overseas Equity Fund"), HSBC Investor Opportunity Fund ("Opportunity Fund"), HSBC Investor Value Fund ("Value Fund") (each a "Fund" and together the "Investor Funds") is a series of HSBC Investor Funds (the "Investor Trust"), an open-end, diversified management investment company that currently consists of multiple series, each of which has different and distinct investment objectives and policies. Each of the Bond Fund, Growth Fund, Limited Maturity Fund, Opportunity Fund, Overseas Equity Fund, and Value Fund seek to achieve the Fund's investment objective by investing all of the Fund's assets in a series of the HSBC Investor Portfolios Trust (the "Portfolio Trust") which has the same or a substantially similar investment objective as the Fund. The Portfolio Trust is an open-end management investment company. Each Investor Fund is described in this Statement of Additional Information. Shares of the Mid-Cap Fund are divided into four separate classes, Class A (the "Class A Shares"), Class B (the "Class B Shares"), Class C (the "Class C Shares"), and Trust Class (the "Trust Shares"). Shares of the Growth and Income Fund, Growth Fund, Limited Maturity Fund, Value Fund and New York Tax-Free Fund are divided into four separate classes, Class A Shares, Class B Shares, Class C Shares, and Class Y ("Class Y Shares"). Shares of the Bond Fund, Opportunity Fund and Overseas Equity Fund are divided into three separate classes, Class A Shares, Class B Shares, and Class C Shares.

      The Investor Trust also includes certain money market funds that are covered in a separate statement of additional information.


HSBC INVESTOR LIFELINE FUNDS

      Each of the HSBC Investor LifeLine Funds (the "LifeLine Funds") is a series of the Investor Trust. The LifeLine Funds offer the following asset allocation Funds: HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund, and HSBC Investor Conservative Income Strategy Fund. Each LifeLine Fund, based on a target asset allocation, invests in a combination of the HSBC Investor Money Market Fund (the "Money Market Fund") and the following series of the Portfolio Trust: HSBC Investor Fixed Income Portfolio (the "Fixed Income Portfolio"), HSBC Investor Growth and Income Portfolio (the "Growth and Income Portfolio"), HSBC Investor International Equity Portfolio (the "International Equity Portfolio"), HSBC Investor Limited Maturity Fund (the "Limited Maturity Portfolio"), HSBC Investor Small Cap Equity Portfolio (the "Small Cap Equity Portfolio"), HSBC Investor Growth Portfolio (the "Growth Portfolio"), and the HSBC Investor Value Portfolio (the "Value Portfolio") (each, a "Portfolio", and together the "Portfolios" or "underling Portfolios") to achieve a different investment objective. Each of the LifeLine Funds allocates periodically its assets among the underlying Portfolios and the Money Market Fund within predetermined ranges in accordance with such Fund's objective, potential investment risk and reward to ensure broad diversification among asset classes and in response to changes in market conditions. However, as a general matter, there will not be large, sudden changes in a Fund's asset allocation. See "Investment Techniques--Investments Investment Company Securities." The following description of securities and investment practices apply to the LifeLine Funds, as each LifeLine Fund seeks to achieve its investment objective by investing all of its assets in a combination of the Portfolios and the Money Market Fund. Each LifeLine Fund is described in this Statement of Additional Information. Shares of the LifeLine Funds are divided into four separate classes, Class A, Class B, Class C, and Class R (the "Class R Shares").

      With respect to the Investor Funds and LifeLine Funds, the term "Fund" includes the Portfolios in which each Fund invests.

      Shares of the Investor Funds and the LifeLine Funds are continuously offered for sale by the Distributor at the applicable public offering price (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trusts (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. See "Purchase of Shares" and "Sales Charges."

HSBC ADVISOR FUNDS TRUST

      Each of the HSBC Investor Fixed Income Fund ("Fixed Income Fund"), HSBC Investor International Equity Fund ("International Equity Fund") and HSBC Investor Small Cap Equity Fund ("Small Cap Equity Fund") (each a "Fund", together the "Advisor Funds" and together with the Investor Funds, the "Funds") is a separate series of the HSBC Advisor Funds Trust (the "Advisor Trust" and together with the Investor Trust, the "Trusts"), an open-end, diversified management investment company that was formed as a Massachusetts business trust on April 5, 1996 and currently consists of three series. The Advisor Funds are described in this Statement of Additional Information. The Advisor Trust seeks to achieve the investment objective of HSBC Investor Fixed Income Fund, HSBC Investor International Equity Fund and HSBC Investor Small Cap Equity Fund by investing all of each Advisor Fund's assets in the HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio and HSBC Investor Small Cap Equity Portfolio, respectively. Each Portfolio has the same or a substantially similar investment objective as its corresponding Advisor Fund. Each Portfolio is a series of the Portfolio Trust. The Advisor Shares of the Advisor Funds ("Advisor Shares") are offered in a single class, the Advisor Class, and only to clients of HSBC and its affiliates for which HSBC or its affiliates exercises investment discretion. See "Purchase of Shares" and "Sales Charges."

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

      The following information supplements the discussion of the investment objective policies, and risks of each Fund discussed in the Fund's Prospectus. Each Advisor Fund and the Bond Fund, Growth Fund, Limited Maturity Fund, Opportunity Fund, Overseas Equity Fund and Value Fund invest all of their assets in a Portfolio that has the same or a substantially similar investment objective as the Fund. Each LifeLine Fund invests all of its assets in a combination of the Money Market Fund and various Portfolios. For simplicity's sake, all discussion of investment objectives, strategies and risks of a Fund refer also to the investment objectives, strategies and risks of the underlying Portfolio, and all discussion of investment objectives, strategies, and risks of a LifeLine Fund refer also to the investment objectives, strategies, and risks of the Portfolios in which such Fund invests, and the Money Market Fund, unless otherwise indicated.


      The Adviser invests each LifeLine Fund's assets in the following Portfolios and the Money Market Fund according to the various percentage weightings selected by the Adviser in the chart below. The percentage weightings are targets that may be adjusted in the Adviser's discretion.

                HSBC INVESTOR LIFELINE FUNDS PORTFOLIO WEIGHTINGS


                                  HSBC                        HSBC Investor                         HSBC
                                Investor         HSBC           Investor          HSBC            Investor
                               Aggressive      Investor         Moderate       Conservative     Conservative
                                 Growth          Growth          Growth           Growth           Income
Underlying Portfolio         Strategy Fund   Strategy Fund   Strategy Fund    Strategy Fund     Strategy Fund
--------------------         -------------   -------------   -------------    -------------     -------------
Money Market Fund                  1%              1%              6%             20%             30%
Fixed Income Portfolio          None              17%             31%             20%             25%
Limited Maturity Portfolio      None            None            None              15%             25%
Growth Portfolio                  21%             21%             19%             15%              8%
Value Portfolio                   21%             21%             18%             15%              8%
Small Cap Equity Portfolio        34%             20%             11%              5%           None
International Equity
Portfolio                         23%             20%             15%             10%              4%
                                 ---             ---             ---             ---             ---
Total:                           100%            100%            100%            100%            100%
                                 ---             ---             ---             ---             ---


      The Trusts, with respect to each Fund, have adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.


      The following descriptions are provided with respect to the Fund and/or Portfolio indicated in the headings below. For purposes of these descriptions:

      "Investment grade" debt securities are those debt securities that are rated by one or more nationally recognized statistical rating organizations ("NRSROs") within one of the four highest long-term quality grades at the time of purchase (e.g., AAA, AA, A or BBB by Standard &

Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service ("Moody's"), or in the case of unrated securities, determined by the Adviser to be of comparable quality.


HSBC INVESTOR MONEY MARKET FUND

      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

      The Fund seeks to achieve its investment objective by investing its assets in a portfolio of the highest quality money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to such obligations. Examples of these instruments include:

            - bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.


            - time deposits: non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.


            - bankers' acceptances: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

            - prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

            - corporate obligations: high-grade, short-term corporate obligations other than prime commercial paper.

            - municipal obligations: high-grade, short-term municipal obligations.

            - government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

            - repurchase agreements: collateralized by U.S. Treasury or U.S. Government agency obligations.


      The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk. Highest quality securities are securities rated at the time of acquisition in the highest short-term category (i.e., A-1/P-1) by at least two NRSROs (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

HSBC INVESTOR LIMITED MATURITY FUND (LIMITED MATURITY PORTFOLIO)

      The Limited Maturity Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Limited Maturity Portfolio (the "Limited Maturity Portfolio"), which has the same investment objective as the Limited Maturity Fund.

      The investment objective of the Limited Maturity Portfolio is to realize above-average total return consistent with reasonable risk, through investment primarily in a diversified portfolio of investment grade fixed income securities such as U.S. Government securities, corporate debt securities, mortgage-backed securities and other fixed income securities. The average portfolio duration of the Limited Maturity Portfolio normally varies within three-to-six years based on projected interest rates.


      The Limited Maturity Portfolio will normally invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed income securities. This is not a fundamental policy and may be changed by the Board of Trustees of the Investor Trust, without a vote of shareholders, upon 60 days' prior notice. The Limited Maturity Portfolio may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-through, mortgage- backed bonds, collateralized mortgage obligations ("CMOs") and other asset- backed securities; variable and floating rate debt securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.


      The Adviser will seek to achieve the Limited Maturity Portfolio's objective by investing the Portfolio's assets in investment grade debt or fixed income securities.

      From time to time, the Adviser may invest more than 50% of the Limited Maturity Portfolio's total assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. When investing in mortgage-backed securities, it is expected that the Limited Maturity Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC").

However, the Limited Maturity Portfolio may invest without limit in mortgage-backed securities of private issuers when the Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Mortgage-backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Adviser to be of comparable quality.

      A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

      A portion of the Limited Maturity Portfolio's assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Limited Maturity Portfolio may also purchase securities of developing countries; however, the Limited Maturity Portfolio does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk.

      The Limited Maturity Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. The Limited Maturity Portfolio may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan." The Limited Maturity Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Limited Maturity Portfolio may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

HSBC INVESTOR BOND FUND (FIXED INCOME PORTFOLIO)

      The Bond Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Fixed Income Portfolio (the "Fixed Income Portfolio"), which has the same investment objective as the Bond Fund.

      The investment objective of the Fixed Income Portfolio is to realize above-average total return, consistent with reasonable risk, through investment in a diversified portfolio of fixed income securities, including U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years.

      The Fixed Income Portfolio will normally invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in fixed income securities. This is not a fundamental policy and may be changed by the Board of Trustees of the Portfolio Trust, without a vote of shareholders, upon 60 days' prior notice. The Fixed Income Portfolio may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-throughs, mortgage- backed bonds, collateralized mortgage obligations ("CMOs") and other asset- backed securities; variable and floating rate debt securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.


      The Adviser will seek to achieve the Fixed Income Portfolio's objective by investing at least 80% of the Portfolio's net assets plus the amount of any borrowings for investment purposes in investment grade debt or fixed income securities.


      Up to 20% of the Fixed Income Portfolio's total assets may be invested in preferred stock, convertible securities, and in fixed income securities that at the time of purchase are rated Ba or B by Moody's or BB or B by S&P or rated comparably by another NRSRO (or, if unrated, are deemed by the Adviser to be of comparable quality). Securities rated below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, are described as "speculative" by both Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk.

      From time to time, the Adviser may invest more than 50% of the Fixed Income Portfolio's total assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. When investing in mortgage-backed securities, it is expected that the Fixed Income Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). However, the Fixed Income Portfolio may invest without limit in mortgage-backed securities of private issuers when the Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Mortgage- backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Adviser to be of comparable quality.

      A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

      A portion of the Fixed Income Portfolio's assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Fixed Income Portfolio may also purchase securities of developing countries; however, the Fixed Income Portfolio does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk.

      The Fixed Income Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. The Fixed Income Portfolio may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan". The Fixed Income Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Fixed Income Portfolio may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

      The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York City personal income taxes.

      The Adviser seeks to achieve the investment objective of the Fund by investing at least 80% of the net assets of the Fund, plus the amount of any borrowing for investment purposes, in a non-diversified portfolio of municipal bonds, notes, commercial paper, and other debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal (except for U.S. Government securities) personal income taxes. Such obligations are referred to herein as "Municipal Obligations." The Adviser invests on behalf of the New York Tax-Free Bond Fund in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal, New York State and New York City personal income taxes ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer of those obligations.

      Although under normal circumstances, the Adviser attempts to invest 100%, and does invest at least 80%, of the New York Tax-Free Bond Fund's net assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Adviser may purchase on behalf of the Fund Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes. The Adviser will normally invest at least 80% of the New York Tax-Free Bond Fund's net assets in tax-exempt obligations. This is not a fundamental policy and may be changed by the Board of Trustees of the Investor Trust, without a vote of shareholders, upon 60 days' prior notice. As a temporary defensive measure, the Adviser may invest up to 20% of the New York Tax-Free Bond Fund's total assets in obligations the interest income on which is subject to regular federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Also, as a temporary defensive measure during times of adverse market conditions, assets of the New York Tax-Free Bond Fund may be held in cash or invested in the short-term obligations described below, the interest income on which is taxable to shareholders as ordinary income for federal and New York State and New York City personal income tax purposes.

      All of the investments of the New York Tax-Free Bond Fund are made in:


      (1) Municipal bonds that at the date of purchase are rated Aaa, Aa, A or Baa by Moody's, AAA, AA, A or BBB by S&P, or AAA, AA, A or BBB by Fitch, or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;


      (2) Municipal notes that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

      (3) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

      (4) Commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by the Adviser, obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets, and cash.

      Municipal bonds rated Baa by Moody's or BBB by S&P or Fitch may have some speculative elements. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser takes into consideration, among other factors, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the quality of the issuer's management, and legal and regulatory matters. For a general discussion of Municipal Obligations and the risks associated with an investment therein, see Appendix B to the Statement of Additional Information.

      The maximum maturity of any debt security held for the New York Tax-Free Bond Fund is 40 years.

      Although higher quality Municipal Obligations may produce lower yields, they generally are easier to sell or trade than lower quality Municipal Obligations. To protect the value of its shareholders' investment under adverse market conditions, the Adviser from time to time may deem it prudent to purchase higher quality Municipal Obligations or taxable obligations for the New York Tax-Free Bond Fund, with a resultant decrease in yield or increase in the proportion of taxable income.

      The net asset value of the New York Tax-Free Bond Fund's shares changes as interest rates fluctuate. When interest rates decline, the value of the New York Tax-Free Bond Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of the New York Tax-Free Bond Fund's portfolio can be expected to decline. Such changes in the value of the New York Tax-Free Bond Fund's portfolio are reflected in the net asset value of shares of the

Fund but do not affect the income received by the Fund from its portfolio securities. Municipal Obligations with longer maturities, such as those in which the New York Tax-Free Bond Fund is invested, generally produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than such securities with shorter maturities. Dividends distributed to shareholders rise or fall in direct relation to the New York Tax-Free Bond Fund's net income. Since available yields vary, no specific level of income can be assured.

      As a non-diversified investment company, the Investor Trust is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the New York Tax-Free Bond Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Investor Trust intends to qualify the New York Tax-Free Bond Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the New York Tax-Free Bond Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the New York Tax-Free Bond Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.

      The Adviser may invest more than 25% of the assets of the New York Tax-Free Bond Fund in industrial revenue bonds (i.e., bonds issued by various state and local agencies to finance various industrial projects). Certain investors in the New York Tax-Free Bond Fund may be required to pay a federal alternative minimum tax on Fund dividends attributable to interest on certain industrial revenue bonds. The Adviser also may invest more than 25% of the assets of the New York Tax-Free Bond Fund in revenue bonds issued for housing, electric utilities and hospitals (subject to the restriction that it may not invest more than 25% of the Fund's assets in any one such industry) at times when the relative value of issues of such a type is considered by the Adviser to be more favorable than that of other available types of issues. Therefore, investors should also be aware of the risks which these investments may entail.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be adversely affected.

      Electric utilities face problems in financing large and lengthy construction programs, such as cost increases and delay occasioned by regulatory and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining sufficient rate increases, the effect of energy conservation and difficulty of the capital markets to absorb utility debt.

      Hospital bond ratings are often based on feasibility studies containing projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding levels, possible federal or state legislation limiting the rates of increase of hospital charges, and weakened state finances which limit and/or delay aid payments.

HSBC INVESTOR GROWTH FUND (GROWTH PORTFOLIO)

      The Growth Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Growth Portfolio (the "Growth Portfolio"), which has the same investment objective as the Growth Fund.

      The investment objective of the Growth Portfolio is long-term growth of capital. The Growth Portfolio will primarily invest in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the Growth Portfolio's Sub-Adviser believes have the potential to generate superior levels of long-term profitability and growth.

      The Growth Portfolio may invest in a broad range of U.S. and foreign companies, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock.

      The Growth Portfolio also may (a) invest in options on securities, securities indices or foreign currencies, (b) invest in futures contracts and options on futures contracts, (c) enter into forward foreign currency exchange contracts, (d) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries, and
(e) invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Growth Portfolio does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Growth Portfolio will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds. The Growth Portfolio may retain any bond whose rating drops below investment grade if it is in the best interest of the Portfolio's shareholders. Securities rated BB/Ba by a nationally recognized statistical rating organization are considered to have speculative characteristics.

      The Growth Portfolio may lend its portfolio securities.

      The Growth Portfolio will not purchase securities for short-term trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Growth Portfolio may invest without limit in short-term debt and other high-quality, fixed-income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits, certificates of deposit and bankers' acceptances of U.S. and foreign banks, (iii) high-quality rated commercial paper of U.S. or foreign issuers, and (iv) repurchase agreements related to the foregoing. The Growth Portfolio may invest up to 15% of its net assets in illiquid securities.

HSBC INVESTOR GROWTH AND INCOME FUND

      The investment objective of the Growth and Income Fund is to provide investors with long-term growth of capital and current income.

      The Growth and Income Fund seeks to achieve its objective by investing, under ordinary market conditions, primarily in common stocks, preferred stocks and securities convertible into or with rights to purchase common stocks ("equity securities"). As a matter of fundamental policy, during normal market conditions, at least 65% of the value of the Growth and Income Fund's total assets will be invested in equity securities. The balance of the Growth and Income Fund's assets may be invested in various types of fixed income securities and in money market instruments. Most of the Growth and Income Fund's investments will be securities listed on the New York or American Stock Exchanges or on NASDAQ and may also consist of American Depository Receipts ("ADRs") and investment company securities (see "Other Investment Practices of the Funds" in this Prospectus for further information on these investments). The Adviser expects that the Growth and Income Fund's investments will consist of companies which will be of various sizes and in various industries and may in many cases be leaders in their fields. In addition, the Growth and Income Fund may, within certain limitations as set forth below, lend portfolio securities, enter into repurchase agreements, invest in when-issued and delayed delivery securities and write covered call options. The Growth and Income Fund may use stock index futures, related options and options on stock indices for the sole purpose of hedging the portfolio. The Growth and Income Fund's investments in fixed income securities will primarily consist of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and investment grade debt obligations issued or guaranteed by domestic corporations or commercial banks. From time to time, the Growth and Income Fund may also invest up to 5% of its total assets in the debt obligations of foreign issuers. The types of debt obligations in which the Growth and Income Fund will invest include, among others, bonds, notes, debentures, commercial paper, variable and floating rate demand and master demand notes, zero coupon securities and asset-backed and mortgage-related securities.

      The Growth and Income Fund intends to stay invested in the equity securities described above to the extent practicable in light of its investment objective and long-term investment perspective. Under ordinary market conditions, therefore, no more than 35% of the Growth and Income Fund's total assets will be invested in fixed income securities and money market instruments for purposes of meeting the Fund's investment objective of current income. However, for temporary defensive purposes, e.g., during periods in which adverse market changes or other adverse economic conditions warrant as determined by the Adviser, the Growth and Income Fund may invest up to 100% of its total assets in money market instruments as described below.

HSBC INVESTOR MID-CAP FUND

      The investment objective of the Mid-Cap Fund is to achieve a higher rate of return than that generated by the Russell MidCap Growth Index. The Fund seeks to achieve its objective by investing in common and preferred stock and convertible securities.

      The Mid-Cap Fund normally invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of mid-sized companies (those with market capitalizations falling within the Russell MidCap Growth Index at the time of purchase). This is not a fundamental policy and may be changed by the Board of Trustees of the Investor Trust, without a vote of shareholders, upon 60 days' prior notice. Investments are primarily in common stocks, preferred stocks and convertible securities.

      The balance of the Mid-Cap Fund's assets may be invested in various types of fixed income securities and in money market instruments. Most of the Mid-Cap Fund's investments will be securities listed on the New York or American Stock Exchanges or on NASDAQ and may also consist of ADRs and investment company securities. In addition, the Mid-Cap Fund may, within certain limitations as set forth below, lend portfolio securities, enter into repurchase agreements, invest in when-issued and delayed delivery securities and write covered call options. The Mid-Cap Fund may use stock index futures, related options and options on stock indices for the sole purpose of hedging the portfolio. The Mid-Cap Fund's investments in fixed income securities will primarily consist of securities issued or guaranteed by domestic corporations or commercial banks. From time to time, the Mid-Cap Fund may also invest up to 5% of its total assets in the debt obligations of foreign issuers. The types of debt obligations in which the Mid-Cap Fund will invest include, among others, bonds, notes, debentures, commercial paper, variable and floating rate demand and master demand notes, zero coupon securities and asset-backed and mortgage related securities.

      The Mid-Cap Fund intends to stay invested in the equity securities described above to the extent practicable in light of its investment objective and long-term investment perspective. Under ordinary market conditions no more than 20% of the Mid-Cap Fund's total assets will be invested in fixed income securities and money market instruments. However, for temporary defensive purposes, e.g., during periods in which adverse market changes or other adverse economic conditions warrant as determined by the Adviser, the Mid-Cap Fund may invest up to 100% of its total assets in money market instruments as described below.

HSBC INVESTOR OVERSEAS EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO)

      The Overseas Equity Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor International Equity Portfolio (the "International Equity Portfolio"), which has the same investment objective as the International Equity Fund.

      The investment objective of the International Equity Portfolio is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including ADRs and U.S. registered securities) and securities of issuers whose principal markets are outside of the United States. The investment characteristics of the International Equity Fund correspond to those of the International Equity Portfolio. The International Equity Portfolio will normally invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations. This is not a fundamental policy and may be changed by the Board of Trustees of the Portfolio Trust, without a vote of shareholders, upon 60 days' prior notice. The common stock in which the International Equity Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The principal investments of the International Equity Portfolio will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East, although the International Equity Portfolio may invest up to 20% of its total assets in equity securities of companies in emerging markets.

      The International Equity Portfolio intends to have at least three different countries other than the U.S. represented in its portfolio. It is the current intention of the International Equity Portfolio to invest primarily in companies with large market capitalizations. The International Equity Portfolio seeks to outperform the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index, a capitalization-weighted index containing approximately 1,600 equity securities of companies located outside the United States. The International Equity Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.


      Under exceptional conditions abroad or when, in the opinion of AllianceBernstein Investment Research and Management. ("AllianceBernstein Bernstein" or the "Sub-Adviser"), economic or market conditions warrant, the International Equity Portfolio may temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, obligations of domestic or foreign governments and their political subdivisions ("Government Securities"), and nonconvertible preferred stock, or hold its assets in cash or equivalents. Debt securities purchased by the International Equity Portfolio will be limited to those rated, at the time of investment, in the four highest long-term rating categories by or, if unrated, determined by the Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category are considered to have some speculative characteristics. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but, in the Sub-Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options may be used to hedge the currency risk.

      Because of the risks associated with common stocks and other equity investments, the International Equity Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. The Sub-Adviser seeks to reduce these risks by diversifying the portfolio as well as by monitoring broad economic trends and corporate and legislative developments.

HSBC INVESTOR OPPORTUNITY FUND (SMALL CAP EQUITY PORTFOLIO)

      The Opportunity Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Small Cap Equity Portfolio (the "Small Cap Equity Portfolio"), which has a substantially similar investment objective as the Opportunity Fund.

      The investment objective of the Small Cap Equity Portfolio is to seek long-term growth of capital by investing in equity securities of small cap emerging growth companies that are expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.


      The Small Cap Equity Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities (consisting of common stocks, preferred stocks, and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities) of small cap companies. Small cap companies generally are those that have market capitalizations within the range of market capitalizations represented in the Russell 2500 Growth Index (as of January 31, 2005, between $63 million and $6.69 billion). Emerging growth companies generally would have small market capitalizations and would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized. However, the Small Cap Equity Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. The Small Cap Equity Portfolio may invest up to 20% (and generally expects to invest between 5% and 10%) of its total assets in foreign securities (excluding ADRs).


      Although the Small Cap Equity Portfolio will invest primarily in common stocks, the Small Cap Equity Portfolio may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.

      When the Sub-Adviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Small Cap Equity Portfolio's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Small Cap Equity Portfolio may invest in includes: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

HSBC INVESTOR VALUE FUND (VALUE PORTFOLIO)

      The Value Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Value Portfolio (the "Value Portfolio"), which has the same investment objective as the Value Fund.

      The investment objective of the Value Portfolio is long-term growth of capital and income. The Value Portfolio will primarily invest in U.S. and foreign equity securities of seasoned, undervalued medium and large capitalization companies, which the Sub-Adviser believes to have the potential to provide significant capital growth and income.

      The Value Portfolio may invest in a broad range of U.S. and foreign companies, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock.

      The Value Portfolio also may (a) invest in options on securities, securities indices or foreign currencies, (b) invest in futures contracts and options on futures contracts, (c) enter into forward foreign currency exchange contracts, (d) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries, and
(e) invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Value Portfolio does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Value Portfolio will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds. The Value Portfolio may retain any bond whose rating drops below investment grade if it is in the best interest of the Value Portfolio's shareholders. Securities rated BB/Ba by an NRSRO are considered to have speculative characteristics.

      Value Portfolio's Sub-Adviser seeks to identify undervalued companies where a catalyst exists -- such as new management, industry consolidation, company restructuring or a change in the company's fundamentals -- to recognize value or improve a company's profitability. The investment process seeks to add value through active management and through research aimed at selecting companies that reflect hidden opportunities underpriced by the market. The Sub-Adviser's value driven investment strategy is based on bottom up fundamental research, which focuses on fundamental valuation, qualitative analysis and downside protection.

      The Value Portfolio may lend its portfolio securities. The Value Portfolio may also invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers that are traded on a U.S. stock exchange, and American Depository Receipts.

      The Value Portfolio will not purchase securities for short-term trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Value Portfolio may invest without limit in short-term debt and other high-quality, fixed-income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits, certificates of deposit and bankers' acceptances of U.S. and foreign banks, (iii) high-quality rated commercial paper of U.S. or foreign issuers, and (iv) repurchase agreements related to the foregoing. The Value Portfolio may invest up to 15% of its net assets in illiquid securities.

HSBC INVESTOR FIXED INCOME FUND (FIXED INCOME PORTFOLIO)

      The Fixed Income Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Fixed Income Portfolio (the "Fixed Income Portfolio"), which has the same investment objective as the Fixed Income Fund.

      The investment objective of the Fixed Income Portfolio is to realize above-average total return, consistent with reasonable risk, through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years.

      The Fixed Income Portfolio will normally invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in fixed income securities. The Fixed Income Portfolio may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-throughs, mortgage- backed bonds, collateralized mortgage obligations ("CMOs") and other asset- backed securities; variable and floating rate debt securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.

      The Adviser will seek to achieve the Fixed Income Portfolio's objective by investing at least 80% of the Fixed Income Portfolio's total assets in investment grade debt or fixed income securities.

      Up to 20% of the Fixed Income Portfolio's total assets may be invested in preferred stock, convertible securities, and in fixed income securities that at the time of purchase are rated Ba or B by Moody's or BB or B by S&P or rated comparably by another NRSRO (or, if unrated, are deemed by the Adviser to be of comparable quality). Securities rated below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, are described as "speculative" by both Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk.

      From time to time, the Adviser may invest more than 50% of the Fixed Income Portfolio's total assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. When investing in mortgage-backed securities, it is expected that the Fixed Income Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). However, the Fixed Income Portfolio may invest without limit in mortgage-backed securities of private issuers when the Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Mortgage- backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Adviser to be of comparable quality.

      A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

      A portion of the Fixed Income Portfolio's assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Fixed Income Portfolio may also purchase securities of developing countries; however, the Fixed Income Portfolio does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk.

      The Fixed Income Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. The Fixed Income Portfolio may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan." The Fixed Income Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Fixed Income Portfolio may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

HSBC INVESTOR INTERNATIONAL EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO)

      The International Equity Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor International Equity Portfolio (the "International Equity Portfolio"), which has the same investment objective as the International Equity Fund.


      The investment objective of the International Equity Portfolio is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including ADRs and U.S. registered securities) and securities whose principal markets are outside of the United States. The International Equity Portfolio will normally invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations. This is not a fundamental policy and may be changed by the Board of Trustees of the Advisor Trust, without a vote of shareholders, upon 60 days' prior notice. The common stock in which the International Equity Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The principal investments of the International Equity Portfolio will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East, although the International Equity Portfolio may invest up to 20% of its total assets in equity securities of companies in emerging markets.


      The International Equity Portfolio intends to have at least three different countries, excluding the United States, represented in its portfolio. It is the current intention of the International Equity Portfolio to invest primarily in companies with large market capitalizations. The International Equity Portfolio seeks to outperform the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index, a capitalization-weighted index containing approximately 1,600 equity securities of companies located outside the United States. The International Equity Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

      Under exceptional conditions abroad or when, in the opinion of AllianceBernstein, economic or market conditions warrant, the International Equity Portfolio may temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, obligations of domestic or foreign governments and their political subdivisions ("Government Securities"), and nonconvertible preferred stock, or hold its assets in cash or equivalents. Debt securities purchased by the International Equity Portfolio will be limited to those rated, at the time of investment, in the four highest rating categories by an NRSRO or, if unrated, determined by Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category are considered to have some speculative characteristics. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but, in Bernstein's judgment, unacceptable currency risk exists, currency futures, forwards and options may be used to hedge the currency risk.



      Because of the risks associated with common stocks and other equity investments, the International Equity Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Sub-Adviser seeks to reduce these risks by diversifying the portfolio as well as by monitoring broad economic trends and corporate and legislative developments.


HSBC INVESTOR SMALL CAP EQUITY FUND (SMALL CAP PORTFOLIO)

      The Small Cap Equity Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Small Cap Equity Portfolio (the "Small Cap Equity Portfolio"), which has the same investment objective as the Small Cap Equity Fund.


      The Small Cap Equity Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities (consisting of common stocks, preferred stocks, and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities) of small cap companies. Small cap companies generally are those that have market capitalizations within the range of market capitalizations represented in the Russell 2500 Growth Index (as of January 31, 2005, between $63 million and $6.69 billion). Emerging growth companies generally would have small market capitalizations and would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized. However, the Small Cap Equity Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. The Small Cap Equity Portfolio may invest up to 20% (and generally expects to invest between 5% and 10%) of its total assets in foreign securities (excluding ADRs).


      Although the Small Cap Equity Portfolio will invest primarily in common stocks, the Small Cap Equity Portfolio may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.

      When the Sub-Adviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Small Cap Equity Portfolio assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Small Cap Equity Portfolio may invest in includes: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

                              INVESTMENT TECHNIQUES


      Each Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table lists the securities and techniques used by each Fund. Following the table is an alphabetical list of the investment techniques used by the Funds and the main risks associated with those techniques. For the Bond Fund, Fixed Income Fund and Limited Maturity Fund (collectively, the "Income Feeder Funds"), and the Opportunity Fund, Overseas Fund, Value Fund, Growth Fund, International Equity Fund and Small Cap Equity Fund (collectively, the "Equity Feeder Funds"), references to investment techniques employed by the Fund refer to the techniques employed by the relevant underlying Portfolio (and also apply to the LifeLine Funds to the extent of their investments in the relevant Portfolios). For the Growth Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, International Equity Fund and Small Cap Equity Fund (collectively, the "Sub-Advised Funds"), references to the Adviser refer jointly to the Adviser and Sub-Adviser. The Equity Feeder Funds and the Growth and Income Fund are collectively referred to as "Equity Funds." The Income Feeder Funds and the New York Tax-Free Bond Fund are collectively referred to as "Income Funds." The International Equity Fund and Overseas Equity Fund are collectively referred to as the "International Funds".

                                               Money   Limited            Fixed    New York
                                              Market   Maturity   Bond   Income    Tax-Free  Growth   Growth and    Mid-cap
TYPE OF INVESTMENT OR TECHNIQUE                Fund     Fund      Fund    Fund    Bond Fund   Fund   Income Fund     Fund
-------------------------------                ----     ----      ----    ----    ---------   ----   ------------    ----
American Depositary Receipts                                                                              X            X

Asset-Backed Securities                                   X        X       X                              X            X

Banking Industry and Savings and Loan
 Industry  Obligations                          X         X        X       X

Brady Bonds                                               X        X       X

Cash Sweep Program                                        X        X       X         X         X          X            X

Convertible Securities                                                                         X          X            X

Derivatives                                               X        X       X         X

Emerging Markets                                          X        X       X                              X

Equity Securities                                                                              X          X            X

Eurodollar and Yankee Bank Obligations                    X        X       X

Fixed Income Securities                         X         X        X       X         X         X          X            X

Floating and Variable Rate Obligations                    X        X       X         X                    X            X

Foreign Currency Exchange-Related
 Securities                                               X        X       X

Foreign Securities                              X         X        X       X                   X          X            X

Forward Foreign Currency Contracts And
 Options  On Foreign Currencies                           X        X       X                   X

Futures Contracts                                         X        X       X         X         X          X            X

High Yield/High Risk Securities                           X        X       X         X                                 X

Illiquid Investments, Rule 144A Securities,
 and Section 4(2) Securities                    X         X        X       X         X         X          X            X

Inverse Floating Rate Obligations                         X        X       X

Investment Company Securities                   X         X        X       X         X         X          X            X

Lending of Portfolio Securities                 X         X        X       X         X         X          X            X

Money Market Securities                         X         X        X       X         X         X          X            X

Mortgage Dollar Roll Transactions                                  X       X

Mortgage-Related Securities                               X        X       X                              X            X

                                               Overseas    Opportunity  Value    International   Small Cap
TYPE OF INVESTMENT OR TECHNIQUE               Equity Fund     Fund      Fund     Equity Fund    Equity Fund
-------------------------------               -----------     ----      ----     -----------    -----------
American Depositary Receipts                     X             X         X           X             X

Asset-Backed Securities

Banking Industry and Savings and Loan
 Industry  Obligations

Brady Bonds

Cash Sweep Program                               X             X         X           X             X

Convertible Securities                           X                       X           X

Derivatives                                      X                                   X             X

Emerging Markets                                 X             X                     X             X

Equity Securities                                X             X         X           X             X

Eurodollar and Yankee Bank Obligations

Fixed Income Securities                          X             X         X           X             X

Floating and Variable Rate Obligations

Foreign Currency Exchange-Related
 Securities

Foreign Securities                               X             X         X           X             X

Forward Foreign Currency Contracts And
 Options  On Foreign Currencies                  X             X         X           X             X

Futures Contracts                                X             X         X           X             X

High Yield/High Risk Securities                  X             X         X           X             X

Illiquid Investments, Rule 144A Securities,
 and Section 4(2) Securities                     X             X         X           X             X

Inverse Floating Rate Obligations

Investment Company Securities                    X             X         X           X             X

Lending of Portfolio Securities                  X             X         X           X             X

Money Market Securities                          X             X         X           X             X

Mortgage Dollar Roll Transactions

Mortgage-Related Securities                                    X                                   X

                                               Money   Limited            Fixed    New York
                                              Market   Maturity   Bond   Income    Tax-Free  Growth   Growth and    Mid-cap
TYPE OF INVESTMENT OR TECHNIQUE                Fund      Fund     Fund    Fund    Bond Fund   Fund   Income Fund     Fund
-------------------------------                ----     ----      ----    ----    ---------   ----   ------------    ----
Obligations of Personal and Business
 Credit Institutions                            X

Options and Futures                                       X        X       X                   X          X            X

Other Depositary Receipts (CDRs, EDRs, GDRs)                                                              X            X

Participation Interests                                                              X

Repurchase Agreements                           X         X        X       X         X         X          X            X

Short-Term Trading                                                                                        X            X

Sovereign and Supranational Debt Obligations    X         X        X       X                                           X

Special Factors Affecting New York                                                   X

Swaps, Caps, Floors and Collars                           X        X       X

U.S. Government Securities                      X         X        X       X         X         X          X            X

Variable and Floating Rate Demand and Master
 Demand Notes                                             X        X       X         X                    X            X

Warrants                                                                                       X

When-Issued and Delayed-Delivery Securities               X        X       X         X                    X            X

Writing Covered Calls                                                                                     X            X

Zero Coupon Obligations                                   X        X       X         X                    X            X

                                               Overseas    Opportunity   Value    International   Small Cap
TYPE OF INVESTMENT OR TECHNIQUE               Equity Fund     Fund       Fund      Equity Fund   Equity Fund
-------------------------------               -----------     ----       ----      -----------   -----------
Obligations of Personal and Business
 Credit Institutions

Options and Futures                              X             X          X           X            X

Other Depositary Receipts (CDRs, EDRs, GDRs)     X                                    X

Participation Interests

Repurchase Agreements                            X             X          X           X            X

Short-Term Trading                               X                                    X

Sovereign and Supranational Debt Obligations                   X                      X            X

Special Factors Affecting New York

Swaps, Caps, Floors and Collars

U.S. Government Securities                       X             X          X           X            X

Variable and Floating Rate Demand and Master
 Demand Notes

Warrants                                         X                        X           X

When-Issued and Delayed-Delivery Securities

Writing Covered Calls

Zero Coupon Obligations

AMERICAN DEPOSITARY RECEIPTS (EQUITY FUNDS EXCEPT GROWTH FUND)


      The Fund may invest in ADRs. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. The Growth and Income Fund intends to invest less than 20% of the Fund's net assets in ADRs.


      Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, International Equity Fund and Small Cap Equity Fund may each also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

ASSET-BACKED SECURITIES (INCOME FUNDS EXCEPT NY TAX-FREE BOND FUND, GROWTH AND INCOME FUND AND MID-CAP FUND)

      The Fund may invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure. Consistent with the investment objective, policies and quality standards of the Fund, each Fund may invest in these and other types of asset-backed securities which may be developed in the future.

      Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements as a letter of credit from a bank, excess collateral or a third-party guarantee.

BANKING INDUSTRY (MONEY MARKET FUND)


      The Money Market Fund may invest without limit in the banking industry when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in such industry justify any additional risks associated with the concentration of the Fund's assets in the industries.


BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS (INCOME FUNDS EXCEPT NY TAX-FREE BOND FUND)

      As a temporary defensive measure, the Fund may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Fund may not invest in time deposits maturing in more than seven days. The Fund will limit its investment in time deposits maturing from two business days through seven calendar days to 15% of its total assets.

      The Fund will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the "FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Fund.

      The Fund may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described below.

BRADY BONDS (INCOME FUNDS EXCEPT NY TAX-FREE BOND FUND)


      The Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. government securities.

      Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of' fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk")

      Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause each Fund to suffer a loss of interest or principal on any of its holdings.

CASH SWEEP PROGRAM (ALL EQUITY FUNDS AND ALL INCOME FUNDS)

      Pursuant to the terms and conditions of an SEC exemptive order, each Fund may participate in a Cash Sweep Program. In the Cash Sweep Program, a Fund's uninvested cash balances and cash collateral from a securities lending program are used to purchase shares of the HSBC Investor Money Market Fund, Class I. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Class I Shares of the HSBC Investor Money Market Funds sold to and redeemed from a Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If HSBC Investor Money Market Fund Class I shares sold to or redeemed from a Fund are subject to any such distribution or service fee, the Adviser will waive its advisory fee for each Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Fund. The uninvested cash invested in the HSBC Investor Money Market Fund, Class I shares may not exceed 25% of any Fund's total assets. For purposes of this limitation, each Fund will be treated as a separate investment company.

CONVERTIBLE SECURITIES (EQUITY FUNDS EXCEPT OPPORTUNITY FUND AND SMALL CAP EQUITY FUND)

      The Funds may buy securities that are convertible into common stock. Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.


      Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

      Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public.


DERIVATIVES (ALL INCOME FUNDS, INTERNATIONAL FUNDS, OPPORTUNITY FUND, AND SMALL CAP EQUITY FUND)

      The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. A mutual fund, of course, derives its value from the value of the investments it holds and so might even be called a "derivative." Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fixed Income Fund and the Overseas Equity Fund may use derivatives for hedging purposes, cash management purposes, as a substitute for investing directly in fixed income instruments, and to enhance return when their Adviser believes the investment will assist the Fund in achieving its investment objectives.

EMERGING MARKETS (INTERNATIONAL FUNDS AND LIMITED MATURITY FUND, BOND FUND, GROWTH AND INCOME FUND, OPPORTUNITY FUND, FIXED INCOME FUND, AND SMALL CAP EQUITY FUND)

      The Funds may invest in emerging markets, which presents greater risk than investing in foreign issuers in general. A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on the Fund's investments.


      Investing in formerly communist East European countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the fall of communism and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy.


      With respect to the Funds other than Overseas Equity Fund, "emerging markets" include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or
(iv) determined by the Adviser to be an emerging market as described above. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.


      A company in an emerging market is one that: (i) is domiciled and has its principal place of business in an emerging market or (ii) (alone or on a consolidated basis) derives or expects to derive at least 50% of its total revenue from either goods produced, sales made or services performed in emerging markets.


      Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities held by a Fund. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Funds' assets should these conditions recur.

      Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.


      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

      Liquidity, Trading Volume, Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.


      Default, Legal Recourse. The Funds may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.


      Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.


      Withholding. Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which a Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

      Foreign Currencies. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

EQUITY SECURITIES (ALL EQUITY FUNDS)

      The Funds may invest in equity securities including common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invest will cause the net asset value of the Fund to fluctuate.


      Investments in small companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


EURODOLLAR AND YANKEE BANK OBLIGATIONS (INCOME FUNDS EXCEPT NY TAX-FREE BOND
FUND)


      The Funds may invest in Eurodollar bank obligations and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.


FIXED INCOME SECURITIES (ALL FUNDS)


      The Funds may invest in fixed income securities. To the extent each Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Fund's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than each Fund's shorter-term obligations.

      The Money Market Fund may invest in fixed income securities. The value of the fixed income securities in the Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.


      The Limited Maturity Fund, Bond Fund, Growth and Income Fund, Mid-Cap Fund and Fixed Income Fund may each invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks. U.S. dollar denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Fund may invest are certificates of deposit, bankers' acceptances, and fixed time deposits. The Adviser, in choosing corporate debt securities on behalf of the Fund will evaluate each issuer based on (i) general economic and financial conditions;
(ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets; and, (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country, and (iii) other considerations the Adviser deems appropriate. Except for temporary defensive purposes, the Growth and Income Fund is limited to 5% of its total assets in these types of securities.


      Neither the Growth and Income Fund or the Mid-Cap Fund will purchase corporate debt securities rated below Baa by Moody's Investors Service ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") (e.g., below investment grade). While "Baa"/"BBB" and comparable unrated securities may produce a higher return than higher rated securities, they are subject to a greater degree of market fluctuation and credit risk than the higher quality securities in which the Growth and Income Fund and Mid-Cap Fund may invest and may be regarded as having speculative characteristics as well.

      After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by a Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

      Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions.

FLOATING AND VARIABLE RATE OBLIGATIONS (ALL INCOME FUNDS, GROWTH AND INCOME FUND, MID-CAP FUND)


      Certain obligations that the Funds may purchase may have a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rates, and at specified intervals. Certain floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under "Foreign Securities," below.


      Variable or floating rate demand notes may be issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or-at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Growth and Income Fund and Mid-Cap Fund's investments in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Fund's net assets.

      The Fund may also buy variable rate master demand notes. The terms of the obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for investment in money market instruments.

      Investments in floating or variable rate securities may involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

      Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, a Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. These instruments are considered derivatives and the value of such instruments may be more volatile than other floating rate municipal obligations.

      The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for a Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.


FOREIGN CURRENCY EXCHANGE - RELATED SECURITIES (LIMITED MATURITY FUND, BOND FUND AND FIXED INCOME FUND)


      The Funds may invest in foreign currency exchange related securities.


      Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants (SM) ("CEWs"(SM)) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or German deutsche mark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the "OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

       Principal Exchange Rate Linked Securities. Principal exchange rate linked securities ("PERLs"(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" PERLS is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

      Performance Indexed Paper. Performance indexed paper ("PIPs"(SM)) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

      The Fixed Income Portfolio, and therefore, the Bond Fund and Fixed Income Fund, and the Limited Maturity Portfolio, and therefore the Limited Maturity Fund, have no current intention of investing in CEWs(SM), PERLs(SM) or PIPs(SM).


FOREIGN SECURITIES (ALL FUNDS, EXCEPT NY TAX-FREE BOND FUND)

      The Funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on a Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of a Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. For example, significant uncertainty surrounds the effect of the Euro (a common currency for the European Union) on the value of securities denominated in local European currencies. These and other currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends and interest payments from foreign securities may be withheld at the source. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.


FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES (INCOME FUNDS EXCEPT NY TAX-FREE BOND FUND, EQUITY FUNDS EXCEPT GROWTH FUND AND MID-CAP AND INCOME FUND)


      The Fund may enter into forward foreign currency contracts and options on foreign currencies. Forward foreign currency exchange contracts ("forward contracts") are intended to minimize the risk of loss to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund may not enter into such contracts for speculative purposes. The Funds have no specific limitation on the percentage of assets that may be committed to forward contracts, subject to each Fund's stated investment objective and policies, except that no Fund will enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. By entering into transactions in forward contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.

      A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security.

      The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which a Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts.


      The Limited Maturity Fund, Bond Fund, Fixed Income Fund, Opportunity Fund, and Small Cap Equity Fund may each also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.


      The Limited Maturity Fund, Bond Fund, Fixed Income Fund, Opportunity Fund and Small Cap Equity Fund may each also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

      There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with the Fund's obligation under the forward contract. On the date of maturity the Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Fund enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

      Transactions in forward contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. The Limited Maturity Fund and Small Cap Equity Fund may each also enter into transactions in forward contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk of losses which will reduce its gross income. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

FUTURES CONTRACTS (ALL INCOME FUNDS, ALL EQUITY FUNDS)


      The Fund may enter into futures contracts on any fixed income securities or indexes of municipal securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, three-month U.S. Treasury bills and on an index of municipal bonds.

      The Investor Trust or Advisor Trust may enter into transactions in futures contracts to protect the relevant Fund from fluctuations in interest rates without the risks and transaction costs of actually buying or selling long-term debt securities. For example, if a Fund owns long-term bonds, and interest rates were expected to increase, a Trust might enter into futures contracts on behalf of the Fund for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested, and a decline in interest rates is anticipated, which would increase the cost of fixed income securities which the Trust intends to acquire for the Fund, the Trust may purchase futures contracts on behalf of the Fund. In the event that the projected decline in interest rates occurs, the increased cost to the Fund of the securities acquired should be offset, in whole or in part, by gains on the futures contracts. As portfolio securities are purchased, the Trust will close out the Fund's futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, the Trust will purchase fixed income securities for the Fund upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.


      While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Trust will incur brokerage fees on behalf of a Fund when it purchases and sells futures contracts. At the time a purchase or sale is made, cash or securities must be provided as an initial deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Trust may receive or be required to pay additional "variation margin" on behalf of the Fund as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

      When it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, a Fund may be protected, in whole or in part, against the increased cost of acquiring bonds resulting from a decline in interest rates. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows action in anticipation of such an interest rate decline without having to sell a Fund's portfolio securities. To the extent futures contracts are entered into for this purpose, the assets in the segregated asset accounts maintained on behalf of a Fund will consist of cash, cash equivalents or high quality debt securities from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial deposit and variation margin payments made for the Fund with respect to such futures contracts.

      The ability to hedge effectively all or a portion of a Fund's portfolio through transactions in futures contracts depends on the degree to which movements in the value of the fixed income securities or index underlying such contracts correlate with movements in the value of securities held in the Fund's portfolio. If the security, or the securities comprising the index, underlying a futures contract is different than the portfolio securities being hedged, they may not move to the same extent or in the same direction. In that event, the hedging strategy might not be successful and the Fund could sustain losses on the hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the index or security underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken.

      The trading of futures contracts on an index of fixed income securities entails the additional risk of imperfect correlation between movements in the futures price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract approaches.

      A Trust would purchase or sell futures contracts for a Fund only if, in the judgment of the Adviser, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

      The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Trust to post additional cash or cash equivalents on behalf of a Fund as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While a Trust will establish a futures position for a Fund only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held for a Fund, which could require the Trust on behalf of the Fund to purchase or sell the instrument underlying the futures contract, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on a Trust's ability to hedge effectively a Fund's portfolio.

      The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Investments in futures contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if the Trust had not entered into any such contract for the Fund. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in the Fund's portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which are hedged because there will be offsetting losses in the Fund's futures positions. In addition, in such situations, if a Fund has insufficient cash, bonds may have to be sold from the Fund's portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

      Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding a Fund's portfolio.

      Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or a "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to the CFTC regulations, the substantive limitations set forth in the Trusts' exemption filing with respect to its use of futures contracts are no longer applicable.

      When a futures contract is purchased, an amount of cash or cash equivalents will be deposited in a segregated account with a Fund's custodian bank so that the amount so segregated, plus the initial and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

      The ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that less than 30% of a Fund's gross income be derived from the sale or other disposition of stock or securities held for less than three months.

      The Investor Trust would purchase and sell futures contracts on indexes of municipal securities on behalf of the New York Tax-Free Bond Fund for the purpose of hedging against a broad market decline which would cause a general reduction in the value of the Fund's portfolio of municipal securities, or in the value of a portion of such portfolio. To the extent that municipal securities held in the New York Tax-Free Bond Fund's portfolio are the same, or have the same characteristics, as the securities comprising the index underlying the futures contract, changes in the value of the index should correlate closely with changes in the value of the Fund's portfolio securities. Under such circumstances, declines in the value of the New York Tax-Free Bond Fund's portfolio securities may be offset through gains on the Fund's futures position. Similarly, the Investor Trust may purchase futures contracts on indexes of municipal securities on behalf of the New York Tax-Free Bond Fund where it expects to acquire a portfolio of municipal securities for the Fund and anticipates an increase in the cost of such securities prior to acquisition. To the extent that the securities to be acquired reflect the composition of the index underlying the futures contract, such increased cost may be offset, in whole or in part, through gains on the futures position. To the extent that the Investor Trust on behalf of the New York Tax-Free Bond Fund enters into futures contracts on securities other than municipal bonds, there is a possibility that the value of such futures contracts will not correlate in direct proportion to the value of the portfolio securities since the value of municipal bonds and other debt securities may not react in the same manner to a general change in interest rates and may react differently to factors other than changes in the general level of interest rates. The New York Tax-Free Bond Fund's overall performance would be adversely affected if the value of its futures contracts on securities other than municipal bonds declined disproportionately to the value of the Fund's municipal bond portfolio.

      The Trustees of the Investor Trust have adopted the requirement that futures contracts only be used for the New York Tax-Free Bond Fund as a hedge and not for speculation. In addition to this requirement, the Board of Trustees has also adopted two percentage restrictions on the use of futures contracts. The first is that no futures contract will be entered into for the New York Tax-Free Bond Fund if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund would exceed 5% of the market value of the total assets of the Fund. The second restriction is that the aggregate market value of the futures contracts held for the Fund not exceed 50% of the market value of the Fund's total assets. Neither of these restrictions would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

      The Investor Trust has no current intention of entering into any futures contract for the New York Tax-Free Bond Fund in the foreseeable future.


HIGH YIELD/HIGH RISK SECURITIES (ALL INCOME FUNDS, EQUITY FUNDS EXCEPT MID-CAP FUND AND GROWTH AND INCOME FUND)


      The Fund may invest in high yield/high risk securities. Securities rated lower than Baa by Moody's or lower than BBB by S&P are referred to as "non-investment grade," "high yield" or "junk" bonds. In general, the market for lower rated, high-yield bonds is more limited than the market for higher rated bonds, and because their markets may be thinner and less active, the market prices of lower rated, high-yield bonds may fluctuate more than the prices of higher rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks that may be associated with lower rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower rated, high-yield bonds, the Adviser's research and analyses are important ingredients in the selection of lower rated, high-yield bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which they invests. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this Statement of Additional Information.

      Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

      The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

      The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for a Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a security held by a Fund, the Fund may retain the security if the Adviser deems it in the best interest of investors.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES (ALL FUNDS)

      The Income Funds and Equity Funds may each invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by each Trust's Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices. The Bond Fund and Fixed Income Fund each have a policy that no more than 25% of the Fund's net assets may be invested in restricted securities which are restricted as to resale, including Rule 144A and Section 4(2) securities. The Overseas Equity Fund, Opportunity Fund, International Equity Fund and Small Cap Equity Fund each have a policy that no more that 10% of the Fund's net assets may be invested in restricted securities which are restricted as to resale, including Rule 144A and
Section 4(2) securities.

      The Adviser may determine that a particular Rule 144A security is liquid and thus not subject to a Fund's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.


INVERSE FLOATING RATE OBLIGATIONS (INCOME FUNDS EXCEPT NY TAX-FREE BOND FUND)


      The Fund may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.


INVESTMENT COMPANY SECURITIES (ALL FUNDS)


      Each Fund may invest in securities issued by other investment companies. Such securities will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), which include a prohibition against a Fund investing more than 10% of the value of its total assets in such securities. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies including operating costs, and investment advisory and administrative services fees. A Fund may not invest more than 5% of its total assets in the securities of any one investment company. However, as described above, each of the LifeLine Funds may invest up to 100% of its assets in other investment companies.


      The Investor Funds Trust may, in the future, seek to achieve the investment objective of the New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund by investing all of their assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the investment advisory contracts for the Funds would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust was to continue to retain the services of an investment adviser for the Fund and the assets of the Funds were to continue to be invested directly in portfolio securities.

LENDING OF PORTFOLIO SECURITIES (ALL FUNDS)

      The Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets. The Small Cap Equity Fund and Opportunity Fund may each lend portfolio securities in an amount up to 30% of total Fund assets. The New York Tax-Free Bond Fund and Mid-Cap Fund may each lend portfolio securities in an amount up to 33 1/3% of Fund net assets. Loans of portfolio securities may be made to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. Loans of portfolio securities earn income for the Fund and are collateralized by cash, cash equivalent or U.S. government securities. The Fund might experience a loss if the financial institution defaults on the loan. The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities. Alternatively, the Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.


MONEY MARKET SECURITIES (ALL FUNDS)

      Each Equity Fund and Income Fund's investments in money market instruments will consist of (i) short-term obligations of the U.S. Government, its agencies and instrumentalities; (ii) other short-term debt securities rated A or higher by Moody's or S&P or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper, including master demand notes; (iv) bank obligations, including certificates of deposit, bankers' acceptances and time deposits: and (v) repurchase agreements.

      The Money Market Fund may invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and the Prospectus supplemented.

      Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

      Considerations of liquidity and preservation of capital mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objectives, the Money Market Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of, or in response to, changing economic and money market conditions and trends. The Money Market Fund will also invest to take advantage of what the Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by a Fund, may result in frequent changes in the Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Money Market Fund does not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

MORTGAGE DOLLAR ROLL TRANSACTIONS (BOND FUND AND FIXED INCOME FUND)

      The Bond Fund and Fixed Income Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. A Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. A Fund may also be compensated by receipt of a commitment fee. When a Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Fund's custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Bond Fund and Fixed Income Fund's investment restrictions.

MORTGAGE-RELATED SECURITIES (LIMITED MATURITY FUND, BOND FUND, GROWTH AND INCOME FUND, MID-CAP FUND, OPPORTUNITY FUND, FIXED INCOME FUND AND SMALL CAP EQUITY
FUND)

      The Fund may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates.

      There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million 30-year FNMA 9's and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

      Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

      Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

      Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Limited Maturity Fund, Bond Fund, Growth and Income Fund, Mid-Cap Fund, Opportunity Fund, Fixed Income Fund and Small Cap Fund will not purchase mortgage-related securities or other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of a Fund's net assets will be illiquid.

      Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

      Collateralized Mortgage Obligations ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C,
Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      FHLMC CMOS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities --Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

      Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flow and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

      Mortgage-Backed Securities and Asset-Backed Securities - Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

OBLIGATIONS OF PERSONAL AND BUSINESS CREDIT INSTITUTIONS (MONEY MARKET FUND)

      The Money Market Fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in those industries justify any additional risks associated with the concentration of the Fund's assets in those industries. The Money Market Fund, however, will invest more than 25% of its assets in the personal credit institution or business credit institution industries only when, to the Adviser's knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by a Fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the Fund.


OPTIONS AND FUTURES (INCOME FUNDS EXCEPT NY TAX-FREE BOND FUND; ALL EQUITY
FUNDS)


      The Fund may invest in options and futures contracts. The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of the Fund. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Sub-Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the potential of the Fund to realize gains as well as limit their exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position.

      Options on Securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write options for the purpose of attempting to increase its return and for hedging purposes. In particular, if the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.


      The Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written.


      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by the Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.


      The Fund may also write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.


      By writing a call option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.


      The Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.


      The staff of the SEC has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). The Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.


      Options on Securities Indices. The Fund may over call options on securities indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. The Fund may cover put options on securities indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option on a securities index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investment. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on securities indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on securities indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      Risk Factors: Imperfect Correlation of Hedging Instruments with the Fund's Portfolio. The ability of the Fund to effectively hedge all or a portion of its portfolio through transactions in options, futures contracts, and forward contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, futures contracts or forward contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, future contract or forward contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures contracts and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where the Fund enters into forward contracts as a "cross hedge" (i.e., the purchase or sale of a forward contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

      The correlation between prices of securities and prices of options, futures contracts or forward contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, futures contract and forward contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Sub-Adviser may still not result in a successful transaction. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, futures contract or forward contract approaches.

      The trading of options, futures contracts and forward contracts also entails the risk that, if the Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

      It should be noted that the Limited Maturity Fund, Opportunity Fund and Small Cap

Equity Fund may each purchase and write options not only for hedging purposes, but also for the purpose of attempting to increase its return. As a result, the Limited Maturity Fund, Opportunity Fund and Small Cap Equity Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

      Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a position in an exchange-traded option, futures contract or option on a futures contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Fund's ability effectively to hedge its portfolio.

      The liquidity of a secondary market in an option or futures contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and futures contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and futures contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Options on Futures Contracts. In order to profit from the purchase of an option on a futures contract, it may be necessary to exercise the option and liquidate the underlying futures contract, subject to all of the risks of futures trading. The writer of an option on a futures contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

      Additional Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on the United States Exchanges. The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

      Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the Commodities Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.

      As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. The Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or forward contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under such circumstances, the Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Fund may hold such currencies for an indefinite period of time if the Sub-Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Sub-Adviser anticipates favorable movements in such rates.

      While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. Certain tax requirements may limit the extent to which the Fund will be able to hold currencies.

      Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the Fund and the Adviser, the Fund and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Fund's exemption filing with respect to its use of futures contracts are no longer applicable.

      When the Fund purchases a futures contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the futures contract, thereby insuring that the leveraging effect of such futures is minimized.

OTHER DEPOSITORY RECEIPTS (CDRS, EDRS, GDRS) (GROWTH AND INCOME FUND, MID-CAP FUND, AND INTERNATIONAL FUNDS)

      The Fund may invest in depository receipts. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. GDRs are issued globally and evidence a similar ownership arrangements. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe and GDRs are designed for trading in non-U.S. securities markets. The Growth and Income Fund, Mid-Cap Fund and Overseas Equity Fund may each invest in EDRs, CDRs and GDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to holders of such receipts in respect of the deposited securities.


      There are certain risks associated with investments in unsponsored depositary programs. Because the non-U.S. company does not actively participate in the creation of the depositary program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the depositary receipts pays nothing to establish the unsponsored facility, as fees for depositary receipt issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment. In an unsponsored depositary program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

      In addition, with respect to all depositary receipts, there is always the risk of loss due to currency fluctuations.


PARTICIPATION INTERESTS (NY TAX-FREE BOND FUND)

      The Fund may purchase Fund participation interests from banks in all or part of specific holdings of Municipal Obligations. The Fund has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Fund will not invest more than

5% of its assets in participation interests.

      The Fund has no current intention of purchasing any participation interests in the foreseeable future.

REPURCHASE AGREEMENTS (ALL FUNDS)

      The Fund may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which a portfolio or fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, a Fund will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, each Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Fund's custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, a Fund will seek to liquidate such collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price plus accrued interest. However, the exercise of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. It is the current policy of the Growth and Income Fund and Fixed Income Fund not to enter into repurchase agreements exceeding in the aggregate 10% and 15% of the market value of the respective Fund's total assets. The Overseas Equity Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 15% of the Fund's net assets.

      The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. While the managements of the Trusts and the Portfolios Trust acknowledge these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.


SHORT-TERM TRADING (GROWTH AND INCOME FUND, MID-CAP FUND, AND INTERNATIONAL
FUNDS)

      The Fund may engage in short-term trading. Although the Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary or desirable in the management's view to achieve the investment objective of the Fund. A change in the securities held by a Fund is known as "portfolio turnover." Management does not expect that in pursuing the Fund's investment objective unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with each Fund's investment objective. The trading costs and tax affects associated with portfolio turnover may adversely affect the Fund's performance. The management believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing a Fund's investment objectives than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to a Fund.


SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS (MONEY MARKET FUND, LIMITED MATURITY FUND, BOND FUND, MID-CAP FUND, OPPORTUNITY FUND, FIXED INCOME FUND, INTERNATIONAL EQUITY FUND AND SMALL CAP EQUITY FUND)


      The Fund may invest in sovereign and supranational debt obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

SPECIAL FACTORS AFFECTING NEW YORK (NY TAX-FREE BOND FUND)

      The Adviser intends to invest a high proportion of the New York Tax-Free Bond Fund's assets in New York Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, shorter-term Municipal Obligations, the Fund is somewhat insulated from the credit risks that may exist for long-term New York Municipal Obligations.

      New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. Beginning in 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. In the early 1990s, New York faced additional financial difficulties which resulted in a lowering by Moody's and S&P of their credit ratings on certain New York Municipal Obligations. Recurrence of such financial difficulties could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further.

      The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

      New York City's general obligation debt is rated A2 by Moody's, A by S&P and A+ by Fitch.

      For further information concerning New York Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

SWAPS, CAPS, FLOORS AND COLLARS (FIXED INCOME FUNDS EXCEPT NY TAX-FREE BOND
FUND)

      The Fund may enter into swap contracts and other similar instruments in accordance with its policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

      The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

      The Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid any potential leveraging. The Fund will not enter into any swap agreement unless the unsecured commercial paper, senior debt or the claims-paying ability of the counterparty is rated AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, rated comparably by another NRSRO or determined by the Adviser to be of comparable quality.

      Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.


U.S. GOVERNMENT SECURITIES (ALL FUNDS EXCEPT NY TAX-FREE BOND FUND)


      The Fund may invest in U.S. Government Securities. The International Equity Portfolio may invest in U.S. Government Securities for liquidity purposes and for temporary defensive purposes. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

      Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.


WARRANTS (INTERNATIONAL FUNDS, GROWTH FUND, VALUE FUND)


      The Fund may invest up to 10% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of the Fund. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (ALL INCOME FUNDS, GROWTH AND INCOME FUND AND MID-CAP FUND)

      The Fund may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself in which case there could be an unrealized loss at the time of delivery. If the other party to a when-issued transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity or suffer a loss.


      The Growth and Income Fund and Mid-Cap Fund will each hold liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will hold additional liquid assets on a daily basis so that the value of the assets segregated is equal to the amount of such commitments. It is the current policy of the Growth and Income Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.


      The Income Funds may invest in "when-issued" municipal obligations. New issues of municipal obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the municipal obligations offered on this basis are each fixed at the time a Fund commits to the purchase, although settlement, i.e., delivery of and payment for the municipal obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time a Fund commits to purchase the "when-issued" or "forward delivery" municipal obligation and the time delivery and payment are made, the "when-issued" or "forward delivery" municipal obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that municipal obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" municipal obligation is accrued for a Fund until delivery occurs. Although a Fund only makes commitments to purchase "when-issued" or "forward delivery" municipal obligations with the intention of actually acquiring them, the Fund may sell these obligations before the settlement date if deemed advisable by the Adviser.

      Purchasing municipal obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" municipal obligation may have a lesser (or greater) value at the time of settlement than a Fund's payment obligation with respect to that municipal obligation. Furthermore, if a Fund sells the "when-issued" or "forward delivery" municipal obligation before the settlement date or if the Fund sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.


      Municipal obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. At the time the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund and Fixed Income Fund enter into a transaction on a "when-issued" or forward delivery basis, it will segregate cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitment. For the purpose of determining the adequacy of the securities segregated, the securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are segregated daily so that the value of the segregated securities equals the amount of a Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund and Fixed Income Fund's obligations are met from then-available cash flow, sale of segregated securities, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).


WRITING COVERED CALLS (GROWTH AND INCOME FUND, MID-CAP FUND)

      The Fund may seek to earn premiums by writing covered call options against some of the securities in its portfolio provided the options are listed on a national securities exchange. A call option is "covered" if a Fund owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specified period of time. A Fund, as the writer of the option, forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.

      The Fund retains the risk of loss should the price of the underlying security decline below the purchase price of the underlying security minus the premium. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of the Fund's net assets.

      To the extent permitted as described in the section titled "Options and Futures" in this Statement of Additional Information, the Fund may engage in transactions for the purchase and sale of stock index options, stock index futures contracts and options on stock index futures.

ZERO COUPON OBLIGATIONS (ALL INCOME FUNDS, GROWTH AND INCOME FUND, MID-CAP FUND)

      The Fund may invest in zero coupon obligations, which are fixed-income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The Fund will accrue income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund's distribution obligations, in which case the Fund will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

                               PORTFOLIO TURNOVER

      The Adviser manages each Fund generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, a Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Adviser engages in portfolio trading for a Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. In managing the Fund's portfolio, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to each Fund, including brokerage commissions, and the realization of capital gains which are taxable to the Fund's shareholders tend to increase as the portfolio turnover increases.

      For the fiscal years ended October 31, 2004 and October 31, 2003, the portfolio turnover rate for each Fund or its underlying Portfolio was:


FUND*                                           2004            2003
---------------------------                    ------          ------
Limited Maturity Fund                           50.06%          98.42%

Bond Fund                                       34.88%          70.91%

New York Tax-Free Bond Fund                     26.96%          29.79%

Growth Fund**                                   53.08%            n/a

Growth and Income Fund                          73.68%          64.52%

Mid-Cap Fund                                   106.72%         100.86%

Overseas Equity Fund                           106.11%          68.51%

Opportunity Fund                                81.75%         152.05%

Value Fund**                                    10.33%            n/a

Fixed Income Fund                               34.88%          70.91%

International Equity Fund                      106.11%          68.51%

Small Cap Equity Fund                           81.75%         152.05%

* The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004 and 2003.

**    The Growth Fund and the Value Fund commenced operations on May 7th, 2004.


      The Adviser manages the Fixed Income Portfolio generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. It is expected that the annual turnover rate for the Fixed Income Portfolio will generally not exceed 250%.

      Westfield manages the Small Cap Portfolio generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Westfield engages in portfolio trading for the Portfolio if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Portfolio. In managing the Portfolio's portfolio, Westfield seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to the Portfolio, including brokerage commissions, and the realization of capital gains which are taxable to the Portfolio's shareholders tend to increase as the portfolio turnover increases. It is expected that the annual turnover rate for the Portfolio will generally not exceed 150%.

      Additionally, it is expected that the annual turnover rate for the International Equity Portfolio will generally not exceed 40%. It is expected that the annual turnover rate for the New York Tax-Free Bond Fund will generally not exceed 150%.

      If a Fund or Portfolio has a portfolio turnover rate of 100% or more, transaction costs incurred by the Portfolio, and the realized capital gains and losses of the Portfolio, may be greater than those of a Portfolio with a lesser portfolio turnover rate. See "Portfolio Transactions" and "Tax Matters" below.

                              PORTFOLIO MANAGEMENT

LIMITED MATURITY FUND, BOND FUND AND FIXED INCOME FUND

      The Adviser's investment strategy for achieving the Limited Maturity Portfolio and Fixed Income Portfolio's investment objectives has two basic components: maturity and duration management and value investing. The average portfolio duration of the Limited Maturity Portfolio normally varies within three- to six-years based on projected interest rates.

      Maturity and Duration Management. Maturity and duration management decisions are made in the context of an intermediate maturity orientation. The maturity structure of the Limited Maturity Portfolio and Fixed Income Portfolio is adjusted in anticipation of cyclical interest rate changes. Such adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term, secular shifts in the levels of interest rates (i.e., shifts transcending and/or not inherent to the business cycle). Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for the Adviser's maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

      Value Investing. The second component of the Adviser's investment strategy for the Limited Maturity Portfolio and Fixed Income Portfolio is value investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit the portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

NEW YORK TAX-FREE BOND FUND

      The Trust intends that the Adviser fully manage the Fund's portfolio by buying and selling securities, as well as by holding selected securities to maturity. In managing the Fund's portfolio, the Adviser seeks to maximize the return on the Fund's portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:

      1. shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

      2. lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

      3. selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

      4. changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

      Distributions of gains, if any, realized from the sale of Municipal Obligations or other securities are subject to regular federal income taxes and New York State and New York City personal income taxes. These strategies may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding for the Fund of securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the expectations of changes in interest rates or the evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased.

                             PORTFOLIO TRANSACTIONS

      For the purposes of this section, the term Adviser refers to the Adviser for the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth and Income Fund, Mid-Cap Fund and Fixed Income Fund and the Sub-Adviser for the Overseas Equity Fund, International Equity Fund, Value Fund, Growth Fund, Small Cap Equity Fund and Opportunity Fund.

      The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trusts have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Funds. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund's shareholders rather than by any formula. In placing orders for each Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although each Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of investments for a Fund with a broker-dealer affiliate of the Adviser.

      The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing each Fund. The management fee paid from each Fund is not reduced because the Adviser and its affiliates receive such services.

      Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC Bank USA, the Adviser, the Fund or BISYS Fund Services are prohibited from dealing with the Fund as a principal in the purchase and sale of securities except in accordance with regulations adopted by the Securities and Exchange Commission. A Fund may purchase Municipal Obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, the Fund or BISYS Fund Services may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trusts regularly review the commissions paid by the Funds to affiliated brokers. The Fund will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising each Fund.

      The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by a Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided such Research.

      Investment decisions for each Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the Adviser believes that the Funds' ability to participate in volume transactions will produce better executions for the Funds.

      The Boards of Trustees of the Trusts have adopted a policy to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker-dealer for promotion or sale of Fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.

      If a Fund invests primarily in fixed-income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Fund would not ordinarily pay significant brokerage commissions with respect to securities transactions.

      In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

      For the fiscal years ended October 31, 2004, 2003 and 2002, the Funds (or the Portfolios) paid aggregate brokerage commissions as shown in the following table:


FUND*                                                               2004           2003           2002
-----                                                               ----           ----           ----
Limited Maturity Fund                                            $      0      $        0      $        0
Bond Fund                                                        $      0      $        0      $        0
New York Tax-Free Bond Fund                                      $      0      $        0      $        0
Growth Fund**                                                    $ 47,606             N/A             N/A
Growth and Income Fund                                           $391,857      $  379,881      $  408,088
Mid-Cap Fund                                                     $474,162      $  623,915      $  685,384
Overseas Equity Fund                                             $501,585      $  716,789      $  328,795
Opportunity Fund                                                 $846,081      $1,810,352      $1,548,715
Value Fund**                                                     $ 13,812             N/A             N/A
Fixed Income Fund                                                $      0      $        0      $        0
International Equity Fund                                        $501,585      $  716,789      $  328,795
Small Cap Equity Fund                                            $846,081      $1,810,352      $1,548,715


*The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004, 2003 and 2002, and therefore did not incur brokerage expenses.


** The Growth Fund and the Value Fund commenced operations on May 7, 2004.



                               PORTFOLIO HOLDINGS



      The Boards of Trustees of the Trusts have adopted policies and procedures for the respective Trusts relating to disclosure of each Trust's portfolio securities (the "Policy"). The Policy is designed to ensure disclosure of holdings information where necessary to each Trust's operation or useful to each Trust's shareholders without compromising the integrity or performance of such Trust.

      Pursuant to applicable law, each Trust is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. Each Trust discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.



      These reports are also available, free of charge, on the Trusts' website at www.investorfunds.hsbc.com. The Trusts' website also provides information about each Fund's (or underlying Portfolio's) top 10 holdings, sector holdings and other characteristics data as of the end of the most recent calendar quarter. This information on the website is provided with a lag of at least 60 days and is available until updated as of the next fiscal quarter. The information on the Trusts' website is publicly available to all categories of persons.



      The Trusts or the Adviser may share non-public holdings information of the Trusts sooner than 60 days of the end of each fiscal quarter with the Adviser and other service providers to the Trusts (including the Trusts' custodian - HSBC in the case of domestic assets, Investors Bank & Trust with respect to the international securities; the Trusts' administrator, BISYS; and pricing services such as FT Interactive). In addition, each Trust may share non-public holdings information with mutual fund ranking and rating services, including Morningstar, Lipper, and Bloomberg. These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trusts or the Adviser that foster reasonable expectations that holdings information will not be misused. The Trusts' Officers may authorize disclosure of the Trusts' holdings portfolio information to service providers where such service provider needs information to fulfill its duties.



      The Trusts may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to fund counsel and the Chief Compliance Officer ("CCO"). The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.



      Currently, the Trusts have arrangements to provide additional disclosure of holdings information to the following evaluation services: Lipper, Morningstar, and Bloomberg.


      No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trusts, the Adviser and its affiliates.


      Pursuant to the Policy, the CCO may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, the Funds (or underlying Portfolios) may disclose their holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a "Material Compliance Matter" as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Boards of Trustees.

                             INVESTMENT RESTRICTIONS

      The Trusts, with respect to each Fund, and the Portfolio Trust, with respect to the underlying Portfolios of the Growth Fund, Fixed Income Fund, International Equity Fund, Small Cap Fund and Value Fund, have adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund or its corresponding Portfolio. The term "majority of the outstanding voting securities" as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities." The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

LIFELINE FUNDS

      As a matter of fundamental policy, the LifeLine Funds will not (except that none of the following investment restrictions shall prevent the Trust from investing each of the LifeLine Fund's assets in a combination of the Portfolios):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although the Funds may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with each Fund's investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that each Fund maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that each Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);


      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of each Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio adopts a temporary defensive position;

      7.    issue senior securities, except as permitted under the 1940 Act;

      Each of the LifeLine Funds assumes the non-fundamental policies (except that none of such investment restrictions shall prevent the Trust from investing each of the LifeLine Fund's assets in a combination of the Portfolios) of the Portfolios in which it invests.

MONEY MARKET FUND

      As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

      9. sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

      10.   invest for the purpose of exercising control or management;

      11. purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this Investment Restriction (11), securities of foreign banks shall be treated as investment company securities, except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

      12. taken together with any investments described in Investment Restriction (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

      13. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      14. write, purchase or sell any put or call option or any combination thereof;

      15. taken together with any investments described in Investment Restriction (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

      16. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

      17. make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

      The Fund will not as a matter of non-fundamental operating policy invest more than 10% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

      Diversification Measures. The Money Market Fund's diversification tests are measured at the time of initial purchase and calculated as specified in Rule 2a-7 of the 1940 Act, which may allow a Fund to exceed the limits specified in the Prospectus for certain securities subject to guarantees or demand features. The Money Market Fund will be deemed to satisfy the maturity requirements described in the Prospectus to the extent that the Fund satisfies Rule 2a-7's maturity requirements. The definition of issuer for purposes of these investment restrictions is the same as that described under "Investment Objective, Policies and Restrictions" in this Statement of Additional Information for the purpose of diversification under the 1940 Act.

      It is the intention of Money Market Fund, unless otherwise indicated, that with respect to each Fund's policies that are the result of the application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Fund, in the securities rating of the investment, or any other later change.

      Percentage And Rating Restrictions. If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to hold the security. Additionally, if such later change results in a Fund holding more than 10% of its net assets in illiquid securities, the Fund will take such action as is necessary to reduce the percentage of the Fund's net assets invested in illiquid securities to 10% or less. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Rating Services may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

LIMITED MATURITY FUND

      As a matter of fundamental policy, the Limited Maturity Fund (Limited Maturity Portfolio) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's assets in a separate registered investment company with substantially the same investment objectives):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interest in real estate;

      3. make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

      4. with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

      5. with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      6. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      7. acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

      8. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio
            (Fund) maintains asset coverage of at least 300% for all such borrowings;

      9.    issue senior securities, except as permitted under the 1940 Act.

      In applying fundamental policy number seven, mortgage-backed securities shall not be considered a single industry. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number seven. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

      The Limited Maturity Fund is also subject to the following restrictions which may be changed by its Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust from investing all of the assets of the Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Fund will not:

      1.    invest less than 80% of its total assets in fixed income securities;

      2. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      3. invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

      4. purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

      5. pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

      6. invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities");

      7. invest more than 25% of its assets in Restricted Securities (including Rule 144A Securities);

      8. invest for the purpose of exercising control over management of any company;

      9. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      10. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      11. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

BOND FUND

      As a matter of fundamental policy, the Bond Fund (Fixed Income Portfolio) will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objectives):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

      4. with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

      5. with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      6. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      7. acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

      8. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio
            (Fund) maintains asset coverage of at least 300% for all such borrowings;

      9.    issue senior securities, except as permitted under the 1940 Act.

      In applying fundamental policy number seven, mortgage-backed securities shall not be considered a single industry. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number seven. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

      The Bond Fund and Fixed Income Portfolio are also subject to the following restrictions which may be changed by their respective Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust from investing all of the assets of the Bond Fund in a separate registered investment company with substantially the same investment objectives).

      As a matter of non-fundamental policy, the Bond Fund (Fixed Income Portfolio) will not:

      1.    invest less than 80% of its total assets in fixed income securities;

      2. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      3. invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

      4. invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets (included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York Stock Exchange, the American Stock Exchange or an exchange with comparable listing requirements; warrants attached to securities are not subject to this limitation);

      5. purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

      6. purchase or retain securities of an issuer if those officers and Trustees of the

            Portfolios Trust or the Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

      7. pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

      8. invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities");

      9. invest more than 25% of its assets in Restricted Securities (including Rule 144A Securities);

      10. invest for the purpose of exercising control over management of any company;

      11. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      12. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      13. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

NEW YORK TAX-FREE BOND FUND

      As a matter of fundamental policy, the Investor Trust, on behalf of the New York Tax-Free Bond Fund, may not:

      1. borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction; for additional related restrictions, see clause (1) under the non-fundamental restrictions below;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin in connection with the purchase, ownership, holding or sale of futures contracts may be made;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that positions in futures contracts shall not be subject to this Investment Restriction and except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above, and provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this Investment Restriction;

      8. write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchase, ownership, holding or sale of futures contracts;

      9. invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

      10. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; or

      11. purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

      For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

      The New York Tax-Free Bond Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the New York Tax-Free Bond Fund will not:

      1. invest less than 80% of the Fund's net assets in New York Municipal Obligations and other tax exempt obligations;

      2. borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value));

      3. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value) provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction;

      4. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      5.    invest for the purpose of exercising control or management;

      6. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      7. invest more than 15% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days;

      8. purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class, and all preferred stock of an issuer shall be deemed a single class, except that futures contracts shall not be subject to this Investment Restriction.

      For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

GROWTH FUND

      As a matter of fundamental policy, the Growth Fund (Growth Portfolio) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Growth Fund's assets in a separate registered investment company with substantially the same investment objective):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio adopts a temporary defensive position;

      7.    issue senior securities, except as permitted under the 1940 Act;

      8. with respect to 75% of its assets, the Portfolio will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets taken at market value would be invested in the securities of any single issuer; and

      9. with respect to 75% of its assets, the Portfolio will not purchase a security if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of any issuer.

GROWTH AND INCOME FUND

      The Growth and Income Fund observes the following fundamental investment restrictions. Except as otherwise noted, the Fund may not:

      1. purchase securities on margin or purchase real estate or interest therein, commodities or commodity contracts, but may purchase and make margin payments in connection with financial futures contracts and related options);

      2. with respect to 75% of its total assets (taken at market value), purchase a security if as a result (1) more than 5% of its total assets (taken at market value) would be invested in the securities (including securities subject to repurchase agreements), of any one issuer, other than obligations which are issued or guaranteed by the United States Government, its agencies or instrumentalities or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer;

      3. engage in the underwriting of securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired;

      4. effect a short sale of any security (other than index options or hedging strategies to the extent otherwise permitted), or issue senior securities except as permitted in paragraph (5). For purposes of this restriction, the purchase and sale of financial futures contracts and related options does not constitute the issuance of a senior security;

      5. borrow money, except that the Fund may borrow from banks where such borrowings would not exceed 33-1/3% of its total assets (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 33-1/3% of the Fund's total assets taken at market value;

      6. invest for the purpose of exercising control over management of any company;

      7. invest more than 10% of its total assets in the securities of other investment companies;

      8. invest in any security, including repurchase agreements maturing in over seven days or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 15% of the market value or respective Fund's total assets would be so invested;

      9. purchase interests in oil, gas, or other mineral exploration programs of real estate and real estate mortgage loans except as provided in the Prospectus of the Fund; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, other minerals or companies which purchase or sell real estate or real estate mortgage loans;

      10. have dealings on behalf of the Fund with Officers and Trustees of the Fund, except for the purchase or sale of securities on an agency or commission basis, or make loans to any officers, directors or employees of the Fund;

      11. purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that (a) there is no limitation with respect to investments in obligations of the United States Government, its agencies or; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and

      12. make loans, except that the Fund may make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33-1/3% of the value of the Fund's total assets.

      The Growth and Income Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Growth and Income Fund will not:

      1. borrow money, except that the Fund may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Fund may not purchase any security while outstanding borrowings exceed 5% of net assets;

      2. sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

      3. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

      4. purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      5. invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Trust to be liquid);

      6. invest more than 15% of the Fund's total assets (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the

            Fund's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      7. invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

      8. purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      9. invest for the purpose of exercising control over management of any company;

      10. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      11. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      12. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

      13. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the put determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

      14. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

MID-CAP FUND

      As a matter of fundamental policy, the Investor Trust, on behalf of the Mid-Cap Fund, may not:

            1. borrow money, except that as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

            2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

            3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

            4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

            5. purchase or sell real estate (including limited interests but excluding securities secured by real estate interests therein), interests in oil, gas or mineral leases, or commodity contracts in the ordinary course of business the Trust reserves the freedom of action to hold and to sell for the real estate acquired as a result of its ownership of securities);

            6. concentrate its investments in any particular industry except for obligations of the U.S. Government and domestic banks), but it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at value at the time of each investment) may be invested in any one industry;

            7. issue any senior security (as that term is defined in the 1940
      Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

            8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

            9. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions;

            10. invest for the purpose of exercising control or management;

            11. purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this clause (11); securities of foreign banks shall be treated as investment company securities except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

            12. taken together with any investments described in clause (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

            13. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 112 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 112 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

            14. write, purchase or sell any put or call option or any combination thereof;

            15. taken together with any investments described in clause (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

            16. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

            17. make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

      The Mid-Cap Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Mid-Cap Fund will not:

      1. invest less than 80% of its assets in equity securities of mid-sized companies (those with market capitalizations falling within the Russell Mid-Cap Growth Index at the time of purchase);

      2. borrow money, except that the Fund may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Fund may not purchase any security while outstanding borrowings exceed 5% of net assets;

      3. sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

      4. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets;

      5. purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      6. invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding

            Rule 144A securities deemed by the Board of Trustees of the Trust to be liquid);

      7. invest more than 15% of the Fund's total assets (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Fund's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      8. invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

      9. purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      10. invest for the purpose of exercising control over management of any company;

      11. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      12. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

      13. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the put determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

      14. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

OVERSEAS EQUITY FUND

      As a matter of fundamental policy, the Overseas Equity Fund (International Equity Portfolio) will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing all of the Overseas Equity Fund's assets in a separate registered investment company with substantially the same investment objectives):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's (Fund's) investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

      7.    issue senior securities, except as permitted under the 1940 Act;

      8. with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

      9. with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

      The Overseas Equity Fund and International Equity Portfolio are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Investor Trust from investing all of the assets of the Overseas Equity Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Overseas Equity Fund (International Equity Portfolio) will not:

      1. invest less than 80% of its net assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations;

      2. borrow money, except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      3. sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

      4. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets;

      5. purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      6. invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities");

      7. invest more than 10% of the Portfolio's (Fund's) assets in Restricted Securities (including Rule 144A securities);

      8. invest for the purpose of exercising control over management of any company;

      9. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      10. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

      11. purchase or retain securities of an issuer of those officers and Trustees of the Portfolios Trust or the Adviser or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

OPPORTUNITY FUND

      As a matter of fundamental policy, the Opportunity Fund (Small Cap Equity Portfolio) will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing all of the Opportunity Fund's assets in a separate registered investment company with substantially the same investment objective):

      1. borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

      2. underwrite securities issued by other persons except insofar as the Portfolios may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

      3. make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

      4. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

      5. concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

      6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

      7. with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

      The Opportunity Fund and Small Cap Equity Portfolio are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Investor Trust from investing all of the assets of the Opportunity Fund in a separate registered investment company with substantially the same investment objective).

      As a matter of non-fundamental policy, the Opportunity Fund (Small Cap Equity Portfolio) will not:

      1. borrow money (including from a bank or through reverse repurchase agreements or forward roll transactions involving mortgage backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

      2. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

      3. purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

      4. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      5.    invest for the purpose of exercising control or management;

      6. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      7. invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

      8. invest more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) in (a) securities that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Portfolio's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      9. purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      10. with respect to 75% of the Portfolio's (Fund's) total assets, purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the Advisor, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      11. invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange;

      12. make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);

      13. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

      14. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

VALUE FUND

      As a matter of fundamental policy, the Value Fund (Value Portfolio) will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing all of the Value Fund's assets in a separate registered investment company with substantially the same investment objective):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio adopts a temporary defensive position;

      7.    issue senior securities, except as permitted under the 1940 Act;

      8. with respect to 75% of its assets, the Portfolio will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets taken at market value would be invested in the securities of any single issuer; and

      9. with respect to 75% of its assets, the Portfolio will not purchase a security if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of any issuer.

FIXED INCOME FUND

      As a matter of fundamental policy, the Fixed Income Fund (Fixed Income Portfolio) will not (except that none of the following investment restrictions shall prevent the Advisor Trust from investing all of the Fixed Income Fund's assets in a separate registered investment company with substantially the same investment objectives):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

      4. with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

      5. with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      6. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      7. acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

      8. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio
            (Fund) maintains asset coverage of at least 300% for all such borrowings;

      9.    issue senior securities, except as permitted under the 1940 Act.

      In applying fundamental policy number seven, mortgage-backed securities shall not be considered a single industry. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number seven. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

      The Fixed Income Fund (Fixed Income Portfolio) is also subject to the following restrictions which may be changed by its Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Adviser Trust from investing all of the assets of the Fixed Income Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Fixed Income Fund (Fixed Income Portfolio) will not:

      1. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      2. invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

      3. invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets (included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York Stock Exchange, the American Stock Exchange or an exchange with comparable listing requirements; warrants attached to securities are not subject to this limitation);

      4. purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

      5. purchase or retain securities of an issuer if those officers and Trustees of the Portfolios Trust or the Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

      6. pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

      7. invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities");

      8. invest more than 25% of its assets in Restricted Securities (including Rule 144A Securities);

      9. invest for the purpose of exercising control over management of any company;

      10. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      11. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      12. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

INTERNATIONAL EQUITY FUND

      As a matter of fundamental policy, the International Equity Fund (International Equity Portfolio) will not (except that none of the following investment restrictions shall prevent the Advisor Trust from investing all of the International Equity Fund's assets in a separate registered investment company with substantially the same investment objectives):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Fund's investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Fund adopts a temporary defensive position;

      7.    issue senior securities, except as permitted under the 1940 Act;

      8. with respect to 75% of its assets, the Fund will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

      9. with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

      The International Equity Fund and the International Equity Portfolio are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Advisor Trust from investing all of the assets of the International Equity Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the International Equity Fund (International Equity Portfolio) will not:

      1. invest less than 80% of its net assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations;

      2. borrow money, except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      3. sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

      4. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets;

      5. purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      6. invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities");

      7. invest more than 10% of the Portfolio's (Fund's) assets in Restricted Securities (including Rule 144A securities);

      8. invest for the purpose of exercising control over management of any company;

      9. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      10. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      11. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

      12. purchase or retain securities of an issuer if those officers and Trustees of the Portfolio Trust or the Adviser or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

SMALL CAP EQUITY FUND

      As a matter of fundamental policy, the Small Cap Equity Fund (Small Cap Equity Portfolio) will not (except that none of the following investment restrictions shall prevent the Advisor Trust from investing all of the Small Cap Equity Fund's assets in a separate registered investment company with substantially the same investment objective):

      1. borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

      2. underwrite securities issued by other persons except insofar as the Portfolios may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

      3. make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

      4. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

      5. concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

      6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

      7. with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

      The Small Cap Equity Fund and the Small Cap Equity Portfolio are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Advisor Trust from investing all of the assets of the Small Cap Equity Fund in a separate registered investment company with substantially the same investment objective). As a matter of non-fundamental policy, the Small Cap Equity Fund (Small Cap Equity Portfolio) will not:

      1. invest less than 80% of its assets in equity securities (consisting of common stocks, preferred stocks, and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities) of emerging growth companies;

      2. borrow money (including from a bank or through reverse repurchase agreements or forward roll transactions involving mortgage backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

      3. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

      4. purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

      5. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      6.    invest for the purpose of exercising control or management;

      7. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      8. invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

      9. invest more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) in (a) securities that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Portfolio's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      10. purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      11. with respect to 75% of the Portfolio's (Fund's) total assets, purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the Advisor, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      12. invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange;

      13. make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);

      14. write puts and calls on securities unless each of the following conditions are met:

            (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

      15. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

PERCENTAGE AND RATING RESTRICTIONS (ALL FUNDS)

      If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in a Fund's Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to continue to hold the security.

                             PERFORMANCE INFORMATION

      Each Trust may, from time to time, include the total return, annualized "yield," "effective yield" and "tax equivalent yield" quotations for a Fund, computed in accordance with formulas prescribed by the Securities and Exchange Commission (the "SEC"), in advertisements or reports to shareholders or prospective investors.

      From time to time the Investor Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate the Money Market Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

      Effective Yield = [(Base Period Return + 1)(365/7)] - 1

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

      Quotations of yield for a Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

            YIELD = 2 [a - b + 1)(6) - 1]
                    ---------------------
                           cd

      where

      a = dividends and interest earned during the period,

      b = expenses accrued for the period (net of reimbursements),

      c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

      d = the maximum offering price per share on the last day of the period.

      Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical

$1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Each Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

      Quotations of average annual total return (after taxes on distributions) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1+T)n = ATVD (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years and ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the period. All total return figures (after taxes on distributions) reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.

      Quotations of average annual total return (after taxes on distributions and redemption) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)n = ATVDR (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption), n = number of years and ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption. All total return figures (after taxes on distributions and redemption) reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds.


      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of a Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of a Fund to yields published for other investment companies or other investment vehicles.


      A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of a Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid an those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

      Conversely, each Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                MANAGEMENT OF THE TRUSTS AND THE PORTFOLIO TRUST

      TRUSTEES AND OFFICERS

      The names of the Trustees of the Investor Trust, the Advisor Trust and the Portfolio Trust, their addresses, ages/date of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

                                                                                         PORTFOLIOS IN
                            POSITION(S)   TERM OF OFFICE AND                             FUND COMPLEX          NUMBER OF
NAME, ADDRESS, AND           HELD WITH      LENGTH OF TIME      PRINCIPAL OCCUPATION(S)   OVERSEEN BY       OTHER TRUSTEESHIPS
AGE/DATE OF BIRTH             FUND            SERVED             DURING PAST 5 YEARS        TRUSTEE           HELD BY TRUSTEE
------------------------    ------------  ------------------   ------------------------  -------------      ----------------------

NON-INTERESTED TRUSTEES

RICHARD A. BREALEY          Advisory      Indefinite;          Professor of                    31                None
P.O. BOX                    Board         January 2005 to      Finance, London School
182845COLUMBUS, OH          Member        present              of Business School (July
 43218                                                         1974 - present); special
DATE OF BIRTH:                                                 Adviser to the Governor
JUNE 9, 1936                                                   of the Bank of England
                                                               (1998-2001); Deputy
                                                               Chairman, Balancing and
                                                               Settlement Code Panel
                                                               (August 2000-present)
                                                               (overview of G.B.
                                                               electricity)

FREDERICK C. CHEN           Trustee       Indefinite; 1990 to  Management Consultant           31                None
P.O. Box 182845                           present              (1988 to present).
Columbus, OH 43218
Date of Birth:
April 22, 1927

ALAN S. PARSOW              Trustee       Indefinite; 1987 to  General Partner of              31                None
P.O. Box 182845                           present              Elkhorn Partners, L.P.
Columbus, OH 43218                                             (1989 to present).
Date of Birth:
January 16, 1950

LARRY M. ROBBINS            Trustee       Indefinite; 1987 to  Director, Center for            31                None
P.O. Box 182845                           present              Teaching and Learning,
Columbus, OH 43218                                             University of
Date of Birth:                                                 Pennsylvania
December 2, 1938

MICHAEL SEELY               Trustee       Indefinite;          Private Investor;               31                None
P.O. Box 182845                           1987 to present      President of
Columbus, OH  43218                                            Investor Access
Date of Birth:                                                 Corporation (investor
June 7, 1945                                                   relations consulting
Advisory Board                                                 firm) (1981-present).

THOMAS ROBARDS              Advisory      Indefinite; 2004 to  Chief Financial Officer,        31                Finance Federal
P.O. Box 182845             Board Member  present              American Museum of                                Corporation (FIF)
Columbus, OH  43218                                            Natural History (2003 to
Date of Birth:                                                 Present); Chief
June 10, 1946                                                  Financial Officer, Datek

                                                               Online Holding Corp.
                                                               (2000 to 2002),
                                                               Executive Member of
                                                               Board of Directors, Vice
                                                               President, Republic New
                                                               York Corporation (1976
                                                               to 1999)

INTERESTED TRUSTEE
STEPHEN J. BAKER            Trustee       Indefinite;          MarchChief Executive            31                 None
P.O. Box 182845                           2004 to present      Officer, HSBC Investments
Columbus, OH  43218                                            (USA) Inc. (formerly HSBC
Date of Birth:                                                 Asset Management
June 23, 1956                                                  (Americas) Inc.) (2003
                                                               to present); Chief
                                                               Executive Officer, HSBC
                                                               Asset Management
                                                               (Canada) Limited (1998
                                                               to 2003)


      The names of the Officers, their addresses, ages, position(s) held with each Trust, and principal occupation(s) during the past five years are described in the table below. Unless otherwise indicated, the address for each Officer is 3435 Stelzer Road, Columbus, Ohio 43219-3035.


                                     POSITION(S)              TERM OF OFFICE AND
NAME, ADDRESS, AND                    HELD WITH                 LENGTH OF TIME                    PRINCIPAL OCCUPATION(S)
AGE/DATE OF BIRTH                       FUND                         SERVED                        DURING PAST 5 YEARS
------------------------         -------------------      ---------------------------  ---------------------------------------
RICHARD A. FABIETTI              President                Indefinite;                  Senior Vice President, Head of Product
452 Fifth Avenue                                          March 2004 to present        Management, HSBC Investments Inc. (1988
New York, NY  10018                                                                    to present).
Date of Birth:
October 8, 1958

MARK L. SUTER*                   Vice President           Indefinite;                  Employee of BISYS Fund Services, Inc.
90 Park Avenue                                            2000 to present              (1/00 to present); Vice President of
10th Floor                                                                             Client Services, Seligman Data (6/97 to
New York, NY  10016                                                                    12/99) Vice President Capitalink (2/96 to
Date of Birth:                                                                         5/97).
November 16, 1962

SALVATORE IOCOLANO               Vice President           Indefinite; 2002 to present  Senior Compliance Officer,  HSBC
452 Fifth Avenue, 18th floor                                                           Investments (USA) (2001 to present);
New York, NY  10018                                                                    Director of Compliance, KPMG Investment
Date of Birth:                                                                         Advisers (8/99 to 3/01); Director of
August 6, 1962                                                                         compliance, Oppenheimer Capital (3/98 to
                                                                                       8/99); Securities Compliance

                                                                                       Examiner,
                                                                                       U.S. Securities and Exchange Commission
                                                                                       (3/95 to 3/98).

TROY SHEETS*
3435 Stelzer Road                                                                      Employee of BISYS Fund
Columbus, OH  43219-3035                                                               Services, Inc. (4/02 to present); Senior
Date of Birth:                                            Indefinite;                  Manager, KPMG LLP -- Ohio Investment
May 29, 1971                     Treasurer                2004 to present              Management and Funds(8/93 to 4/02).

ALAINA METZ*                     Assistant Secretary      Indefinite; 1996 to present  Employee of BISYS Fund Services, Inc.
3435 Stelzer Road                                                                      (6/95 to present)
Columbus, OH  43219-3035
Date of Birth:
April 4, 1967

FREDERICK J. SCHMIDT*            Chief Compliance         Time expires 2005, 2004 to   Senior Vice President and Chief
90 Park Avenue                   Officer                  present                      Compliance Officer, CCO Services of BISYS
10th Floor                                                                             Fund Services since 2004; President, FJS
New York, NY  10016                                                                    Associates from 2002 to 2004; Vice
Date of Birth                                                                          President Credit Agricole Asset
July 10, 1959                                                                          Management, U.S. from 1987 to 2002



* Messrs. Sheets, Suter, and Schmidt and Ms. Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.


BOARD OF TRUSTEES

      Overall responsibility for management of each Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees carry out their responsibilities in accordance with the laws of the Commonwealth of Massachusetts and the respective Trust's Declaration of Trust. The Trustees elect the officers of each Trust to supervise actively its day-to-day operations.

      Committees

      The Trustees of each Trust have established an audit committee, a valuation committee, and a nominating and corporate governance committee for each Trust.

      Audit Committee


The members of the Audit Committee are Frederick C. Chen, Alan S. Parsow, Larry
M. Robbins and Michael Seely. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trusts. The Audit Committee is currently chaired by Mr. Chen. The audit committee (i) recommends to the Board of Trustees the selection, retention and compensation of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; and (v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee of each Trust held two meetings during the last fiscal year.





      Valuation Committee

      The Valuation Committee includes at least one of the Independent Trustees of the Trust elected by the Board of Trustees and representatives from HSBCInvestments (USA) Inc. and BISYS Fund Services. As of the date of this Statement of Additional Information, the Independent Trustees of the Trust are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. The Valuation Committee is currently chaired by Mr. Parsow. The purpose of the Valuation Committee is to oversee the implementation of each Fund's valuation procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Funds' Valuation Procedures. The Valuation Committee of each Trust held no meetings during the last fiscal year.

      Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee, which is composed entirely of Independent Trustees and may be comprised of one or more such Independent Trustees, is currently chaired by Mr. Seely. As of the date of this Statement of Additional Information, the Independent Trustees of the Trust who may serve on this committee are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. This committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews trustee compensation and shall recommend any appropriate changes to the Board as a group. The committee does not consider nominees recommended by shareholders. This committee held two meetings during the last fiscal year.


      Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds of the Advisor Trust and Funds of the Investor Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the HSBC Investor Family of Funds, as of December 31, 2004.

      Investor Trust


                                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                                             SECURITIES IN ALL REGISTERED INVESTMENT
                              DOLLAR RANGE OF EQUITY SECURITIES IN THE     COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE                             TRUST                                 INVESTMENT COMPANIES
------------------------     -------------------------------------------   -------------------------------------------
NON-INTERESTED TRUSTEES

Richard A. Brealey                               None                                         None

      Frederick C. Chen            HSBC Investor Money Market Fund                        Over $100,000
                                              $1-$10,000

      Alan S. Parsow                             None                                         None

      Larry M. Robbins        HSBC Investor U.S. Government Money Market                 $10,001-$50,000
                                                 Fund
                                              $1-$10,000
                                       HSBC Investor Value Fund
                                              $1-$10,000
                                      HSBC Investor Growth Fund
                                              $1-$10,000

      Michael Seely                              None                                         None

      Thomas Robards*                            None                                         None

INTERESTED TRUSTEES

      Stephen J. Baker**                         None                                         None


* Mr. Robards was appointed as an Advisory Trustee effective November 1, 2004

**Mr. Baker was appointed to the Board of Trustees effective March 2, 2004.

      Advisor Trust


                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                             SECURITIES IN ALL REGISTERED INVESTMENT
                              DOLLAR RANGE OF EQUITY SECURITIES IN THE     COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE                             TRUST                                 INVESTMENT COMPANIES
------------------------     -------------------------------------------   -------------------------------------------
NON-INTERESTED TRUSTEES

Richard A. Brealey                             None                                         None

Frederick C. Chen               HSBC Investor Small Cap Equity Fund                      Over $100,000
                                         $50,001-$100,000
                               HSBC Investor International Equity Fund
                                         $50,001-$100,000

Alan S. Parsow                                 None                                         None

Larry M. Robbins                               None                                         None

Michael Seely                                  None                                         None

Thomas Robards*                                None                                         None

INTERESTED TRUSTEES

Stephen J. Baker**                             None                                         None


* Mr. Robards was appointed as an Advisory Trustee effective November 1, 2004

**Mr. Baker was appointed to the Board of Trustees effective March 2, 2004.

      No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of each Trust, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of each Trust (no including registered investment companies). Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of each Trust, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of each Trust (not including registered investment companies) as of December 31, 2004.

      Investor Trust


                         NAME OF OWNERS AND
  NAME OF TRUSTEE     RELATIONSHIPS TO TRUSTEE       COMPANY          TITLE OF CLASS     VALUE OF SECURITIES     PERCENT OF CLASS
-------------------   ------------------------       -------          --------------     -------------------     ----------------
Richard A. Brealey              none                   none                none                  none                  none

Frederick C. Chen               none                   none                none                  none                  none

Larry M. Robbins                none                   none                none                  none                  none

Alan S. Parsow                  none                   none                none                  none                  none

Michael Seely                   none                   none                none                  none                  none

Thomas Robards                  none                   none                none                  none                  none


      Advisor Trust


                         NAME OF OWNERS AND
  NAME OF TRUSTEE     RELATIONSHIPS TO TRUSTEE       COMPANY          TITLE OF CLASS     VALUE OF SECURITIES     PERCENT OF CLASS
-------------------   ------------------------       -------          --------------     -------------------     ----------------
Richard A. Brealey              none                   none                none                  none                  none

Frederick C. Chen               none                   none                none                  none                  none

Larry M. Robbins                none                   none                none                  none                  none

Alan S. Parsow                  none                   none                none                  none                  none

Michael Seely                   none                   none                none                  none                  none

Thomas Robards                  none                   none                none                  none                  none


As of February 1, 2005, the Trustees and officers of each Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of each Trust or the Advisor or their affiliates (other than the Trusts); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

-     the Funds;

-     an officer of the Funds;

- an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

- an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

-     the Adviser or principal underwriter of the Funds;

-     an officer of the Adviser or principal underwriter of the Funds;

- a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds; or

- an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.

TRUSTEE COMPENSATION

      Each Trust pays each Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) an annual retainer of $24,000 and a fee of $4,000 for each regular meeting of the Board of Trustees and a fee of $2,000 for each committee meeting, except that Mr. Robbins receives an annual retainer of $29,000 and a fee of $6,000 for each regular meeting attended and $2,000- for each committee meeting. For the fiscal year ended October 31, 2004, the Trusts paid the following compensation to the Trustees of the Trusts.

                                                  NAME OF PERSON, POSITION
                                                  NON-INTERESTED TRUSTEES(1)                      INTERESTED TRUSTEES
                                  -------------------------------------------------------    --------------------------------
AGGREGATE                         Fredrick C.  Alan S.                                         Stephen J.
COMPENSATION                       Chen        Parsow      Larry M. Robbins, Michael Seely,    Baker, Trustee     Leslie Baines,
FROM FUND                          Trustee     Trustee          Trustee          Trustee             (2)           Trustee (3)
-------------------------------   -----------  --------    ----------------- --------------    --------------     --------------
Limited Maturity Fund             $   106.05   $  104.13   $   125.94        $    115.16           None               None

Bond Fund                         $    65.20   $   61.60   $    75.50        $     68.24           None               None

New York Tax-Free Bond Fund       $   368.27   $  348.23   $   371.32        $    386.12           None               None

Growth Fund (4)                   $    51.31   $   46.32   $    62.87        $     52.32           None               None

Growth and Income Fund            $ 1,141.88   $1,082.55   $ 1,314.73        $  1,198.48           None               None

Mid-Cap Fund                      $   733.22   $  697.57   $   839.04        $    770.97           None               None

Overseas Equity Fund              $    44.75   $   42.26   $    53.99        $     46.72           None               None

Opportunity Fund                  $    67.09   $   63.35   $    77.53        $     70.34           None               None

Value Fund (4)                    $    65.17   $   58.86   $    79.86        $     66.45           None               None

Fixed Income Fund                 $   285.44   $  270.49   $   327.07        $    299.24           None               None

International Equity Fund         $   364.36   $  345.88   $   438.09        $    381.67           None               None

Small Cap Equity Fund             $   756.16   $  716.70   $   866.23        $    795.13           None               None

PENSION OR RETIREMENT BENEFITS
  ACCRUED AS PART OF THE FUNDS
  EXPENSES(5)                        None         None           None              None            None               None

ESTIMATED ANNUAL BENEFITS UPON
  RETIREMENT                         None         None           None              None            None               None

TOTAL COMPENSATION FROM FUND
  AND FUND COMPLEX(6) PAID TO
  TRUSTEES                        $49,000.00   $46,500.00  $63,250.00        $ 51,500.00           None               None


(1)   Mr. Robards was appointed as an Advisory Trustee effective November 1,
      2004

(2)   Mr. Baker was appointed to the Board of Trustees effective March 2, 2004.

(3)   Ms. Bains resigned her position as Trustee effective December 31, 2003.

(4) The LifeLine Funds did not have operations during the fiscal year ended October 31, 2004 and therefore the Trustees did not receive any compensation from the LifeLine Funds during that period. The Growth Fund and the Value Fund commenced operations on May 7, 2004.

(5) The Trusts do not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trusts are not entitled to benefits upon retirement from the Board of Trustees.


(6) The HSBC Investor Fund Complex consisted of the Funds and certain money market funds of HSBC Investor Funds that are covered by a separate statement of additional information.


PROXY VOTING

      The Trusts and the Portfolio Trust have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Funds' Adviser and Sub-Advisers. The Proxy Voting Policies of the Trusts and the Adviser and Sub-Advisers are attached as Appendices D-I.

      Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30, 2004 are available (i) without charge, upon request, by calling 1-800-782-8183; and (ii) on the SEC's website at http://www.sec.gov.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


      HSBC Investments (USA) Inc. is the investment adviser to each Fund and Portfolio pursuant to an investment advisory contract (the "Advisory Contract") with a Trust or Portfolio Trust. For its services, the Adviser is entitled to a fee from each Fund or Portfolio, computed daily and paid monthly, equal on an annual basis of the Fund's or Portfolio's average daily net assets as set forth below:



                        FUND                                                                FEE
---------------------------------------------------        --------------------------------------
Limited Maturity Fund                                        0.40%

Bond Fund                                                    0-50 million                  0.575%
                                                             50-95 million                 0.450%
                                                             95-150 million                0.200%
                                                             150-250 million               0.400%
                                                             250+ million                  0.350%

New York Tax-Free Bond Fund                                  0.25%

Growth Fund                                                  0-50 million                  0.500%
                                                             50-100 million                0.425%
                                                             100-200 million               0.375%
                                                             200+ million                  0.325%

Growth and Income Fund                                       0.55%

Mid-Cap Fund                                                 0.55%

Overseas Equity Fund                                         0-25 million                  0.95%
                                                             25-50 million                 0.80%
                                                             50-250 million                0.675%
                                                             250+ million                  0.625%

Opportunity Fund                                             0.80%

Value Fund                                                   0-500 million                 0.525%
                                                             500-1 billion                 0.475%
                                                             1 billion                     0.425%

Fixed Income Fund                                            0-50 million                  0.575%
                                                             50-95 million                 0.450%
                                                             95-150 million                0.200%
                                                             150-250 million               0.400%
                                                             250+ million                  0.350%

International Equity Fund                                    0-25 million                  0.95%
                                                             25-50 million                 0.80%
                                                             50-250 million                0.675%
                                                             250+ million                  0.625%

                        FUND                                       FEE
---------------------------------------------------        ---------------------
Small Cap Equity Fund                                        0.80%

   HSBC Investor Aggressive Growth Strategy Fund             0.05%
   HSBC Investor Growth Strategy Fund                        0.05%
   HSBC Investor Moderate Growth Strategy Fund               0.05%
   HSBC Investor Conservative Growth Strategy Fund           0.05%
   HSBC Investor Conservative Income Strategy Fund           0.05%

      For the fiscal years ended October 31, 2004, 2003 and 2002, the aggregate amount of advisory fees paid by the Funds and the Portfolios were:


FUND*                                     2004                            2003                             2002
---------------------------             ----------                     ----------                        ----------
Limited Maturity Fund                   $  303,933                     $  562,599                        $  532,385

Bond Fund                               $  743,417                     $1,366,115                        $1,320,991

New York Tax-Free Bond Fund             $  174,494                     $  143,469                        $  111,208

Growth Fund**                           $   99,225                     n/a                               n/a

Growth and Income Fund                  $1,156,774                     $1,025,892                        $1,128,898

Mid-Cap Fund                            $  734,735                     $  715,471                        $  756,204

Overseas Equity Fund                    $1,504,012                     $1,888,827                        $2,087,950

Opportunity Fund                        $3,057,110                     $2,409,043                        $2,632,946

Value Fund**                            $  132,482                        n/a                               n/a

Fixed Income Fund                       $  743,417                     $1,366,115                        $1,320,991

International Equity Fund               $1,504,012                     $1,888,827                        $2,087,950

Small Cap Equity Fund                   $3,057,110                     $2,409,043                        $2,632,946



* The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004, 2003 and 2002, and therefore did not pay any advisory fees during those periods.


** The Growth Fund and the Value Fund commenced operations on May 7, 2004.

      Each Advisory Contract will continue in effect with respect to each Fund and Portfolio, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or Portfolio or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of a Trust or the Portfolio Trust who are not parties to the Advisory

Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated with respect to a Fund or Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

      The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank USA, National Association ("HSBC"), which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for a Fund or Portfolio.

      The Advisory Contract for each Fund or Portfolio provides that the Adviser will manage the portfolio of the Fund or Portfolio, either directly or through one or more sub-advisers, and will furnish to the Fund or Portfolio investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to each Trust and the Portfolio Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund or the Portfolio. Pursuant to the Advisory Contract, the Adviser also furnishes to each Trust's and the Portfolio Trust's Board of Trustees periodic reports on the investment performance of each Fund and Portfolio. Without limiting the foregoing, the Adviser may, with respect to the Small Cap Equity Fund, and out of its own resources and without cost to the Fund, make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of Class Y shares of the Fund.

      If the Adviser were prohibited from performing any of its services for the Trusts or the Portfolio Trust, it is expected that the respective Board of Trustees would recommend to the Fund's or the Portfolio's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

      The investment advisory services of the Adviser to the Funds and Portfolios are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

      Each Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission ("SEC") that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees of the Trust, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new sub-adviser will be mailed to shareholders within 120 days of the change in sub-adviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a sub-adviser with 120 days of the material change. The Adviser remains responsible for the performance of each Fund, oversees sub-advisers to ensure compliance with each Fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style and performance results in order to recommend any changes in a sub-adviser to the appropriate Trust's Board of Trustees.

      The Board of Trustees of the Investor Trust and Advisor Trust approved the Advisory Contract with respect to the each Trust's respective Funds in a meeting on December 13, 2004. In determining whether it was appropriate to approve each Advisory Contract, the Board of Trustees requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Trustees determined that each Advisory Contract is consistent with the best interests of each Fund and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of each Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:

      - The investment advisory fees payable to the Adviser under each Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with each Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

      - Each Advisory Contract did not increase current investment advisory fees or overall operating expenses of each Fund over historical fee and expense levels;

      - The nature, quality and extent of the investment advisory services provided by the Adviser, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

      - The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with significant portfolio management experience;

      - The Adviser's entrepreneurial commitment to the management and success of each Fund, which could entail a substantial commitment of resources to the successful operation of each Fund; and

      - The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

      Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Advisory Contract with respect to the Investor Funds and the Board of Trustees unanimously approved the Advisory Contract with respect to the Advisor Funds.

SUB-ADVISERS

      Growth Fund (Growth Portfolio)

      Waddell & Reed Investment Management Company ("Waddell & Reed"), located at 6300 Lamar Avenue, Oakland Park, KS 66202, serves as the Portfolio's Sub-Adviser. As the Portfolio's Sub-Adviser, Waddell & Reed is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by the Sub-Adviser in its discretion. Waddell & Reed also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Portfolio.


      Waddell & Reed acts as investment adviser to numerous investment companies and accounts. Waddell & Reed's ultimate parent is Waddell & Reed Financial, Inc., a publicly traded company on the NYSE.



      For its services, the Sub-Adviser receives a fee based on the Portfolio's average daily net assets allocated to the Sub-Adviser for management, at the annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets in excess of $200 million.



      For the period May 7, 2004 (commencement of operations of the Growth Fund) through October 31, 2004, HSBC paid sub-advisory fees equal to $64,496.



      The investment advisory services of Waddell & Reed as Sub-Adviser are not exclusive under the terms of its sub-advisory agreement with HSBC. The Sub-Adviser is free to and does render investment advisory services to others.


      International Equity Fund and Overseas Equity Fund (International Equity Portfolio)

      AllianceBernstein Investment Research and Management ("Sub-Adviser" or "AllianceBernstein"), as the Sub-Adviser to the Funds and the Portfolio, is responsible for the investment management of the assets of the Funds and the Portfolio, including making investment decisions and placing orders for the purchase and sale of securities for the Funds and the Portfolio directly with the issuers or with brokers or dealers selected by AllianceBernstein or the Adviser in its discretion. See "Portfolio Transactions." AllianceBernstein also furnishes to the Board of Trustees of the Trusts, which have overall responsibility for the business and affairs of the Funds and the Portfolio, periodic reports on the investment performance of the Portfolio.


      For its services, AllianceBernstein receives a fee based on the Portfolio's average daily net assets, at the annual rate of 0.70% of net assets up to $25 million, 0.55% of net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets in excess of $250 million.


      For the fiscal years ended October 31, 2004, 2003 and 2002, sub-advisory fees aggregated $722,250, $1,221,124, and $1,342,688, respectively. Prior to January 31, 2004, Capital Guardian Trust Company was the investment sub-adviser to the Funds and the Portfolio.

      The investment advisory services of AllianceBernstein as Sub-Adviser are not exclusive under the terms of its Sub-Advisory Agreement with HSBC. AllianceBernstein is free to and does render investment advisory services to others.


      Small Cap Equity Fund and Opportunity Fund (Small Cap Equity Portfolio)

      Westfield Capital Management Company, LLC ("Sub-Adviser" or "Westfield"), as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Sub-Adviser or the Adviser in their discretion. The Sub-Adviser also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Portfolio.


      Westfield, a subsidiary of Boston Private Financial Holdings, Inc., was founded in 1989 and specializes in growth equity portfolios. Its principal office is located at One Financial Center, Boston, MA 02111. Westfield uses a team approach to investment management. The team consists of 11 professionals with an average 14 years of investment experience. Westfield's goal is to deliver consistent investment results where its investment philosophy may be maintained through teamwork rather than individual efforts. For its services, the Sub-Adviser receives a fee based on the Fund's average daily net assets, equal on an annual basis to 0.55% of the Portfolio's average daily net assets.


      For the fiscal years ended October 31, 2004, 2003, and 2003, HSBC paid sub-advisory fees equal to $2,101,763, $1,670,463, $1,880,612, respectively.
Prior to January 19, 2003, MFS Institutional Advisers, Inc. was the investment sub-adviser.


      The investment advisory services of Westfield as Sub-Adviser are not exclusive under the terms of the Sub-Advisory Agreement with HSBC. The Sub-Adviser is free to and does render investment advisory services to others.


      Value Fund (Value Portfolio)

      NWQ Investment Management Co., LLC ("NWQ" or "Sub-Adviser"), located at 2049 Century Park East, 4th Floor, Los Angeles, CA 90067, serves as the Portfolio's Sub-Adviser. As the Portfolio's Sub-Adviser, NWQ is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by the Sub-Adviser in its discretion. NWQ also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Portfolio.

      NWQ is a wholly owned subsidiary of Nuveen Investments, Inc., a publicly traded company, except for a minor interest owned by certain members of NWQ management.

      For its services, the Sub-Adviser receives a fee based on the Portfolio's average daily net assets allocated to the Adviser for management, at the annual rate of 0.35% of net assets up to $500 million, 0.30% of net assets over $500 million up to $1 billion, 0.25% of net assets over $1 billion.



      For the period May 7, 2004 (commencement of operations of the Value Fund) through October 31, 2004, HSBC paid sub-advisory fees equal to $88,312.



      The investment advisory services of NWQ as Sub-Adviser are not exclusive under the terms of its sub-advisory agreement with HSBC. The Sub-Adviser is free to and does render investment advisory services to others.


      DISTRIBUTION PLANS - CLASS A, CLASS B, AND CLASS C SHARES ONLY

      Distribution Plans have been adopted by the Investor Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), and Class C Shares (the "Class C Plan"), of each Fund, as applicable. The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, and Class C Shares may bear pursuant to the Class A Plan, Class B Plan and Class C Plan without approval by shareholders of the Class A Shares, Class B Shares, and Class C Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investor Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Independent Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, and Class C Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, and Class C Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, and Class C Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

      For the fiscal years ended October 31, 2004, 2003, and 2002, each Fund paid the following for distribution expenses:

FUND*                                               2004            2003            2002
----------------------------                      --------        --------        --------
Limited Maturity Fund                             $ 58,440        $ 59,768        $ 24,818
Bond Fund                                         $ 57,766        $ 59,788        $ 35,902
New York Tax-Free Bond Fund                       $158,600        $141,394        $ 82,702
Growth Fund**                                     $  6,145             n/a             n/a
Growth and Income Fund                            $ 24,968        $ 12,022        $  6,836
Mid-Cap Fund                                      $ 50,755        $ 36,505        $ 35,564
Overseas Equity Fund                              $ 13,214        $  6,295        $  4,608

FUND*                                               2004            2003            2002
----------------------------                      --------        --------        --------
Opportunity Fund                                  $ 36,098        $ 23,862        $ 19,773
Value Fund**                                      $  8,211             n/a             n/a

* The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004, 2003, and 2002 and therefore did not pay any distribution expenses during those periods.


** The Growth Fund and the Value Fund commenced operations on May 7, 2004.


      THE DISTRIBUTOR


      BISYS Fund Services Limited Partnership ("BISYS LP"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as distributor to the Funds under a Distribution Contract with each of the Investor Trust and Advisor Trust. BISYS, BISYS LP, and their affiliates also serve as administrator or distributor to other investment companies. BISYS and BISYS LP are each a wholly-owned subsidiary of The BISYS Group, Inc.


      The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares of the Funds. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives to locations within or outside of the United States for meetings or seminars of a business nature. In addition, the Adviser may, out of its own resources, assist in marketing the Funds' shares. Without limiting the foregoing, the Adviser may, out of its own resources and without cost to the Funds, make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares of the Funds. None of the aforementioned compensation is paid by the Funds or their Shareholders.

      Pursuant to the Distribution Plans adopted by the Investor Trust, the Distributor is reimbursed from each Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, and Class C Shares of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, and Class C Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A Plan, the amount of their reimbursement from a Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of a Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to

Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of a Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

      Any payment by the Distributor or reimbursement of the Distributor from a Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

      ADMINISTRATIVE SERVICES PLAN

      The Investor Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Investor Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares, Class C Shares, or Trust Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Trust Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

      ADMINISTRATOR


      Pursuant to a Master Services Agreement dated April 1, 2003 (the "Master Services Agreement"), BISYS provides the Funds with various services, which include administration of the Trusts and the Funds. Administrative services include assisting in the preparation and filing of various documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. BISYS also provides certain persons satisfactory to the Boards of Trustees to serve as officers of the Trusts. Such officers, as well as certain other employees of the Trusts, may be directors, officers or employees of BISYS or its affiliates.



      The Master Services Agreement has an initial term of three (3) years and continues in effect thereafter from year to year unless terminated upon 60 days' written notice of non-renewal prior to the relevant renewal date. The Agreement provides that BISYS shall not be liable to the Trusts except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. BISYS may, out of its own resources, assist in marketing the Funds' shares.



BISYS receives an administration fee that primarily consists of an asset-based fee accrued daily and paid monthly at an annual rate of:



Up to $8 billion.................................................0.075%
In excess of $8 billion but not exceeding $9.25 billion..........0.070%
In excess of $9.25 billion but not exceeding $12 billion.........0.050%
In excess of $12 billion.........................................0.030%



The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, but the assets of the underlying Portfolios that reflect assets of Funds that invest in the Portfolios are not double-counted. The total administration fee to be paid to BISYS is allocated to each of the funds in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the underlying Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half of the administration fee, for a combination of the total fee rate set forth above.



      For the fiscal years ended October 31, 2004, 2003 and 2002, the aggregate amount of administrative fees paid by the Funds and the Portfolios were:


FUND*                                  2004            2003           2002
---------------------------          --------        --------       --------
Limited Maturity Fund                $ 15,239        $ 35,865       $ 31,964
Bond Fund                            $  9,164        $  8,041        $ 5,439
New York Tax-Free Bond Fund          $ 52,292        $ 42,995       $ 33,696
Growth Fund**                        $  6,534             n/a            n/a
Growth and Income Fund               $157,574        $139,745       $155,829
Mid-Cap Fund                         $100,085        $ 97,460       $104,371
Overseas Equity Fund                 $  6,271        $  3,650       $  3,480
Opportunity Fund                     $  9,458        $  5,805       $  5,881
Value Fund**                         $  8,459             n/a            n/a
Fixed Income Fund                    $ 39,914        $ 95,630       $ 91,115
International Equity Fund            $ 49,743        $ 73,919       $ 82,280
Small Cap Equity Fund                $106,877        $ 80,773       $ 80,058

*The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004, 2003, and 2002 and therefore did not pay any administrative fees during those periods.


** The Growth Fund and the Value Fund commenced operations on May 7, 2004.



TRANSFER AGENT



Under the Master Services Agreement with BISYS, BISYS acts as transfer agent ("Transfer Agent") for the Trusts. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions, and act as dividend disbursing agent for the Trusts. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.



CUSTODIAN

      Pursuant to a Custodian Agreement, with respect to domestic assets, HSBC acts as the custodian of each Fund's assets. With respect to foreign assets, IBT serves as custodian for the Advisor Funds and the Portfolios (together, with HSBC, the "Custodian"). The Custodians' responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of each Fund. Securities held for each Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodians do not determine the investment policies of each Fund or decide which securities will be purchased or sold for a Fund. For its services, the Custodians receive such compensation as may from time to time be agreed upon by it and each Trust.

FUND ACCOUNTING AGENT

   Pursuant to the Master Services Agreement, BISYS also serves as fund accounting agent to each Fund. For the fiscal year ended October 31, 2004, the aggregate amount of fund accounting fees paid by the Funds was:

FUND                                   2004
---------------------------          -------
Limited Maturity Fund                $35,999
Bond Fund                            $27,000
New York Tax-Free Bond Fund          $72,746
Growth Fund**                        $17,130
Growth and Income Fund               $63,101
Mid-Cap Fund                         $63,079
Overseas Equity Fund                 $27,000
Opportunity Fund                     $27,000
Value Fund**                         $17,130
Fixed Income Fund                    $ 9,001
International Equity Fund            $ 8,898
Small Cap Equity Fund                $ 9,000

* The LifeLine Funds did not have operations during the fiscal year ended October 31, 2004, and therefore did not pay any fund accounting fees during that period.


** The Growth Fund and the Value Fund commenced operations on May 7, 2004.


SHAREHOLDER SERVICING AGENTS

      Each Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of each Trust, proxy statements, annual reports, updated prospectuses and other communications from each Trust to the Funds' shareholders; receives, tabulates and transmits to each Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trusts; and provides such other related services as the Trusts or a shareholder may request. Although the Funds do not currently compensate Shareholder Servicing Agents for performing these services with respect to Shares, each Fund is authorized to pay a shareholder servicing fee up to 0.25%, on an annual basis, of the Fund's average daily net assets. Class R Shares of each Fund is authorized to pay a shareholder servicing fee of up to 0.75%, on an annual basis, of the Fund's average daily net assets.

      The Trusts understand that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by each Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, each Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds with respect to those accounts.

FEDERAL BANKING LAW

      The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees of each Trust would review the relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that a Fund be liquidated.

EXPENSES

      Except for expenses paid by the Adviser and the Distributor, each Fund bears all the costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, and Class C Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to a Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of each Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of each of the shares is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The value of fixed income securities held in a Fund's portfolio will be determined on each day the fixed income market on which the security trades is open. It is anticipated that the U.S. markets for fixed income securities will be closed on certain days and at certain times when the NYSE is open for trading. On days or at times that the fixed income markets are closed and the NYSE is open, each Fund that holds a fixed income security in its portfolio will value that security based on market quotations as of the most recent closing of the fixed income market on which the security trades or valued at fair value in accordance with procedures established by each Trust, as appropriate.

      The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available or are deemed unreliable due to a significant event or otherwise are based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Funds' Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

      Shares of the Portfolios held by the Funds and LifeLine Funds are valued at their respective net asset values as reported to the Adviser or its agent. Other assets of the LifeLine Funds, if any, are valued at their current market value if market quotations are readily available. If market quotations are not available, or if the Adviser determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

      Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of determining a Fund's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

      Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a Fund's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of each Trust. The Adviser typically completes its trading on behalf of the Funds or Portfolios in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. The value of a foreign security held by a Fund is converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation at the time as of which the NAV is calculated, typically 4:00 p.m., eastern time. Such bid quotation shall be obtained from an independent pricing service approved by the Board of Trustees. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of each Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees of each Trust.

      In making such valuations, the pricing service utilizes dealer-supplied valuations which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

      Interest income on long-term obligations in a Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

      The accounting records of a Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

      The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the: Type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

      To the extent that a Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

      Subject to each Trust's compliance with applicable regulations, the Trusts on behalf of each Fund have reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in kind of portfolio securities from a Portfolio (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. Each Trust will redeem Fund shares in kind only if it has received a redemption in kind from a Portfolio and therefore shareholders of a Fund that receive redemptions in kind will receive securities of the portfolio. The Portfolios have advised each Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

                               PURCHASE OF SHARES

      Shares may be purchased through the Distributor Shareholder Servicing Agents or through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). Shares may be purchased at their net asset value next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Shareholder Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Purchases are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Each Trust intends the Funds to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Transfer Agent.

      All purchase payments are invested in full and fractional Shares. Each Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

      While there is no sales load on purchases of Class B Shares and Class C Shares, the Distributor may receive fees from the Funds. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

      An investor may purchase Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Transfer Agent.

      Certain clients of the Adviser whose assets would be eligible for purchase by the Funds may purchase shares of the Trusts with such assets. Assets purchased by the Funds will be subject to valuation and other procedures by the Board of Trustees.

      The following information supplements and should be read in conjunction with the sections in the Funds' Prospectuses entitled "Purchasing and Adding to Your Shares." The Prospectuses contain a general description of how investors may buy shares of the Funds and states whether a Fund offers more than one class of shares. Class A shares are generally sold with a sales charge payable at the time of purchase. The prospectus contains a table of applicable CDSCs. After being held for six years, Class B shares will automatically convert into Class A shares which are not subject to sales charges or a CDSC. Class B and C shares are offered without an initial sales charge. The Funds may sell shares without a sales charge or CDSC pursuant to special purchase plans the Trusts sign.

      When purchasing Fund shares, you must specify which Class is being purchased. The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in a Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated distribution fee and initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return on Class A shares respectively. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and service fees on Class B or Class C shares exceed the accumulated distribution fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing distribution and service fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares will be most appropriate for investors who invest $1,000,000 or more in Fund shares, and Class A shares will not be appropriate for investors who invest less than $50,000 in Fund shares.

      A broker-dealer may receive different levels of compensation depending on which class of shares is sold. The Distributor may also provide different additional compensation to dealers in connection with selling shares of the Funds or for their own company-sponsored sales programs. Additional compensation or assistance may be provided to dealers and includes, but is not limited to, payment or reimbursement for educational, training and sales conferences or programs for their employees. In some cases, this compensation may only be available to dealers whose representatives have sold or are expected to sell significant amounts of shares. The Distributor will make these payments from its own resources and none of the aforementioned additional compensation is paid for by the applicable Funds or their shareholders.

      Shares of the Funds are offered on a continuous basis at net asset value, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

      The sales load does not apply in any instance to reinvested dividends.

      From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Funds. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trusts, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold a significant number of such shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self- regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their shareholders.

      Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of each Trust for recordholders of such shares.

CLASS R SHARES

      Class R Shares of the LifeLine Funds generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Funds to utilize Class R Shares in certain investment products or programs. Class R Shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R Shares also are generally available only to retirement plans where Class R Shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R Shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.


      A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R Shares. Specifically if a retirement plan eligible to purchase Class R Shares is otherwise qualified to purchase other Classes at net asset value or at a reduced sales charge or where the retirement plan does not require the distribution and administrative support services typically required by Class R Share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R Shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

EXCHANGE PRIVILEGE

      By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of each Fund may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"): HSBC Investor Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor Cash Management Fund, HSBC Investor Tax-Free Money Market Fund and the HSBC Investor California Tax-Free Money Market Fund (the "Money Market Funds"); HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, New York Tax-Free Bond Fund (the "Income Funds"); HSBC Investor Growth Fund, HSBC Investor Value Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund and HSBC Investor Opportunity Fund ("Equity Funds," Income Funds and Equity Funds together, the "Retail Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trusts' other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

      An investor will receive Class A Shares of a Fund in exchange for Class A shares of other HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares, and Advisor Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A or Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

      Because Class R Shares of the LifeLine Funds are held within retirement plans, exchange privileges are only available for other Class R Shares of the LifeLine Funds. Please contact your retirement plan administrator for information on how to exchange your Class R Shares within your retirement plan.

      The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange.

      An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trusts at 800-782-8183, by contacting his or her broker-dialer or by providing written instruction to the Distributor.

AUTOMATIC INVESTMENT PLAN

      The Trusts offer a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trusts and the investor's bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trusts, there may be a delay between the time of bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the net asset value per share determined on the Fund Business Day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

      For further information on how to purchase Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

      Shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Shareholder Servicing Agents and securities brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre- authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

      Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds' custodian bank by following the procedures described above.

      For further information on how to direct a securities broker or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

                                  SALES CHARGES

CLASS A SHARES

      The public offering price of the Class A Shares of the Funds equals net asset value plus the applicable sales charge. BISYS receives this sales charge as distributor and may reallow it as dealer discounts and brokerage commissions as follows:

Equity Funds

                                             SALES CHARGES AS:

                                           PERCENTAGE OF OFFERING
SIZE OF TRANSACTION AT OFFERING PRICE              PRICE              PERCENTAGE OF NET AMOUNT INVESTED
-------------------------------------      ----------------------     ---------------------------------
Less than $50,000                                  5.00%                         5.26%
$50,000 but less than $100,000                     4.50%                         4.71%
$100,000 but less than $250,000                    3.75%                         3.90%
$250,000 but less than $500,000                    2.50%                         2.56%
$500,000 but less than $1,000,000                  2.00%                         2.04%
$1,000,000 and over                                1.00%                         1.01%

      Income Funds

                                                SALES CHARGES AS:

SIZE OF TRANSACTION AT OFFERING PRICE      PERCENTAGE OF OFFERING PRICE   PERCENTAGE OF NET AMOUNT INVESTED
-------------------------------------      ----------------------------   ---------------------------------
Less than $50,000                                  4.75%                             4.99%
$50,000 but less than $100,000                     4.25%                             4.44%
$100,000 but less than $250,000                    3.50%                             3.63%
$250,000 but less than $500,000                    2.50%                             2.56%
$500,000 but less than $1,000,000                  2.00%                             2.04%
$1,000,000 and over                                1.00%                             1.01%

SALES CHARGE WAIVERS

      The Distributor may waive sales charges for the purchase of Class A Shares of the Funds by or on behalf of (1) purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of HSBC, BISYS and any affiliates thereof, (3) Trustees of the Trusts, (4) directors and retired directors (including spouses and children of directors and retired directors) of HSBC and any affiliates thereof, (5) purchasers who use proceeds from an account for which HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Class A Shares of the Fund, (6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals), (7) investment advisers or financial planners that have entered into an agreement with the Distributor and that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent that has entered into an agreement with the Distributor, (8) orders placed on behalf of other investment companies distributed by BISYS, The BISYS Group, Inc., or their affiliated companies, and
(9) shares purchased by tax-qualified employee benefit plans. In addition, the Distributor may waive sales charges for the purchase of the Funds'

Class A Shares with the proceeds from the recent redemption of shares of a non-money market mutual fund (except one of the other funds of the Trust) sold with a sales charge or received from the automatic conversion of Class B shares. The Distributor may also waive sales charges for the purchase of the Funds Class A shares with the proceeds from the recent redemption of Class B shares of the Funds. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. To receive a sales charge waiver in conjunction with any of the above categories, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification.

CONCURRENT PURCHASES

      For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Class A Shares of any fund in the HSBC Investor Family of Funds. For example, if a Shareholder concurrently purchases Class A Shares in one of the funds of the Trusts sold with a sales charge at the total public offering price of $25,000 and Class A Shares in another fund sold with a sales charge at the total public offering price of $75,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

LETTER OF INTENT

      An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A Shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her purchase(s) of Class A Shares during this 90-day period at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

      A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares, are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A Shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. For further information about Letters of Intent, interested investors should contact the Trusts at 1-800-782-8183. This program, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

RIGHT OF ACCUMULATION

      Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A Shares of the Funds then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Class A Shares of the Funds. Class A Shares sold to purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial (other than retirement accounts), agency, or similar capacity are not presently subject to a sales charge. The "purchaser's combined holdings" described above shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") - CLASS B SHARES

      Class B Shares of the Funds, which are redeemed less than four years after purchase will be subject to a declining CDSC. The CDSC will be based on the lesser of the net asset value at the time of purchase of the Class B Shares being redeemed or the net asset value of such Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions, or that are purchased by "Institutional Investors" such as corporations, pension plans, foundations, charitable institutions, insurance companies, banks and other banking institutions, and non-bank fiduciaries.

      Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Class B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed.

      Class B Shares of the Funds may be purchased for individual accounts only in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class B Shares, but investors may be subject to a CDSC. In such cases, the CDSC will be:

YEARS SINCE PURCHASE   CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
         0-1                                4.00%
         1-2                                3.00%
         2-3                                2.00%
         3-4                                1.00%
     More than 4                            None

      The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. If an investor sells some but not all his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

      The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and
(iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

CONVERSION FEATURE -- CLASS B SHARES

      Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase the shareholder's investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one Fund which he or she exchanged for Class B Shares of another Fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares the investor receives will equal the dollar value of the Class B shares converted.

LEVEL LOAD ALTERNATIVE -- CLASS C SHARES

      Class C Shares of the Funds may be purchased for individual accounts normally in amounts of less than $100,000. Class C Shares of the Funds are sold at net asset value without an initial sales charge but are subject to a CDSC of 1.00% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section Contingent Deferred Sales Charge ("CDSC") -- Class B Shares" except that the references to three years and four years in the first paragraph of that section shall mean one year in the case of Class C Shares. Class C Shares are subject to an annual 12b-1 fee of up to 1.00% of the average daily net assets of the Class. Unlike Class B Shares, Class C Shares have no conversion feature and, accordingly, an investor that purchases Class C Shares will be subject to 12b-1 fees applicable to Class C Shares for an indefinite period subject to annual approval by each Fund's Board of Trustees and regulatory limitations.

      The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower net asset value than Class A Shares. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to 1.00% of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

      Unlike Class B Shares, Class C Shares have no conversion feature.

                              REDEMPTION OF SHARES

      A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class R and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

      The proceeds of a redemption are normally paid from each Fund in U.S. dollars on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trusts reserve the right to redeem upon not less than 30 days' notice all shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

      Unless shares have been purchased directly from the Distributor, a shareholder may redeem shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

REDEMPTION FEE

      The Funds impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 30 days.

SYSTEMATIC WITHDRAWAL PLAN

      Any shareholder who owns shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

      Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Funds' transfer agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

      Redemption by Wire or Telephone. An investor may redeem Class A, Class B and Class C Shares of the Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trusts. These redemptions may be paid from the applicable Fund by wire or by check. The Trusts reserve the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trusts. Instructions for wire redemptions are set forth in the Purchase Application. The Trusts employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If either Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

                                RETIREMENT PLANS

      Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS

      Shares of the Fund may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax- qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

DEFINED CONTRIBUTION PLANS

      Investors who are self-employed may purchase shares of the Funds for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax adviser should be consulted.

SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN

      The Funds may be used as investment vehicles for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Funds may also be used as investment vehicles for both 401(k) plans and

403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

      For each Fund, the respective Trust declares all of the Fund's net investment income daily as a dividend to the Fund's shareholders. Dividends substantially equal to a Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes.

      Each Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to each Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Shares begin accruing dividends on the day they are purchased. For the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund, dividends are distributed monthly. For the Growth Fund, dividends are distributed annually, and, for the Value Fund, dividends are distributed semi-annually. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of each Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

      Certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolios and therefore will not be distributed as dividends to the shareholders of the Funds that invest in the Portfolios. Rather, these payments on mortgage-backed securities generally will be reinvested by the Portfolios in accordance with its investment objective and policies.

THE MONEY MARKET FUND

      The Money Market Fund and the Investor Trust declares all of the Fund's net investment income daily as a dividend to the Fund's shareholders. Dividends substantially equal to a Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes.

      Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional shares of the Funds at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

      For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in a Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

      Since the net income of the Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account. It is expected that the Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

       INVESTOR TRUST AND ADVISOR TRUST


      Each Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Investor Trust has 18 series of shares and the Advisor Trust has 3 series of share. The separate series of each Trust constitute a separately managed"Fund". The Trusts reserve the right to create additional series of shares. Currently, the Funds issue separate classes of shares as described under "General Information."



      Each share of each class of the Funds, if applicable, represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trusts are not required and have no current intention to hold annual meetings of shareholders, although the Trusts will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.


      Under each Trust's Declaration of Trust, the Trusts are not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that either the Investor Trust or the Advisor Trust will hold shareholders' meetings unless required by law or its respective Declaration of Trust. In this regard, each Trust will be required to hold a meeting to elect Trustees (i) to fill any existing vacancies on the Board if after filling the vacancy, less than two-thirds of the Trustees then holding office would have been elected by shareholders, or (ii) if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Investor Trust's and Advisor Trust's Declaration of Trust provide that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

      The Trusts' shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Interests in a Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.


      The respective series (or "Portfolios" of the Portfolio Trust will vote separately or together in the same manner as described above for the Trusts. Under certain circumstances, the investors in one or more Portfolios of the Portfolio Trust could control the outcome of these votes. Whenever the Portfolio Trust is requested to vote on a matter pertaining to the Portfolio, the Advisor Trust and/or the Investor Trust will hold a meeting of the affected Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Investor Trust and Advisor Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.


      Shareholders of each Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the same Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of a Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Each of the Investor Trust and Advisor Trust's Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

      Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PORTFOLIO TRUST

      The Portfolio Trust is organized as a master trust fund under the laws of the State of New York. The Portfolios are separate series of the Portfolio Trust, which currently has six series. The Portfolio Trust's Declaration of Trust provides that the Fund and other entities investing in each Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of their respective Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees believe that neither Fund nor their shareholders will be adversely affected by reason of the investment of all of its assets in the Portfolio.

OWNERSHIP OF THE FUNDS


      As of February 1, 2005, the following persons owned of record 5% or more of a Fund or class of shares:



                                                                   PERCENT OF THE
                                                                      CLASS TOTAL
                                                                   ASSETS HELD BY
FUND/CLASS                                  NO. OF SHARES          THE SHAREHOLDER
---------------------------------           -------------          ---------------
HSBC INVESTOR BOND FUND - CLASS A

HSBC SECURITIES  USA  INC
IRA FBO WESLEY A COWAN
452 FIFTH AVENUE
NY  NY  10018
                                            1,598,520.015                   88.49%

HSBC BANK USA TTEE
HOPES WINDOWS SALARIED 401K
PO BOX 1329
BUFFALO  NY  142401329
                                              202,305.027                   11.20%

HSBC INVESTOR BOND FUND - CLASS B

HSBC SECURITIES  USA  INC
IRA FBO HOMER C MC PHERSON
452 FIFTH AVENUE
NY  NY  10018
                                              656,684.936                   99.73%

HSBC INVESTOR BOND FUND - CLASS C

HSBC SECURITIES  USA  INC
MARIA GIANNONI ALBANI
452 FIFTH AVENUE
NY  NY  10018
                                               38,638.151                  100.00%


HSBC INVESTOR CA TAX-FREE MMKT-CLASS D

HSBC BANK USA

452 5TH AVE

ATTN DAVID MORRERO

NEW YORK  NY  10018                        162,453,523.55        100.00%

HSBC INVESTOR CA TAX-FREE MMKT-CLASS Y

HSBC BANK USA
452 5TH AVE
ATTN KEVIN L PARKER
NEW YORK  NY  10018                           2,422,913.4         54.61%

HSBC INVESTOR FUNDS  2/1/2005

                                                                      PERCENT OF THE
                                                                         CLASS TOTAL
                                                                      ASSETS HELD BY
FUND/CLASS                                     NO. OF SHARES         THE SHAREHOLDER
----------                                     -------------         ---------------
KINCO AND CO
PO BOX 1329
C/O HSBC BANK USA
BUFFALO  NY  14240                              2,014,120.31              45.39%

HSBC INVESTOR FIXED INCOME FUND -CLASS Y

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO  NY  142401329
                                               3,945,846.587              38.55%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE  PA  19087
                                               3,758,339.795              36.71%

KINCO AND CO
FBO 85610114
ONE HANSON PLACE LOWER LEVEL
BROOKLYN  NY  11243
                                               1,387,017.402              13.55%

HSBC SECURITIES  USA  INC
IRA FBO ROBERT ALLEVA
452 FIFTH AVENUE
NY  NY  10018
                                                1,131,910.24              11.06%

HSBC INVESTOR FIXED INCOME LTD

FBO 85610584
C O HSBC BANK USA
ONE HANSON PLACE
BROOKLYN  NY  11243
                                               1,131,716.545              72.40%

HSBC SECURITIES  USA  INC
LETICIA CHABA KALACH DE SALAME
452 FIFTH AVENUE
NY       NY 10018  127
                                                 362,933.784              23.22%

HSBC INVESTOR FIXED INCOME LTD-A



HSBC INVESTOR FUNDS             2/1/2005

                                                                     PERCENT OF THE
                                                                        CLASS TOTAL
                                                                     ASSETS HELD BY
FUND/CLASS                                       NO. OF SHARES      THE SHAREHOLDER
----------                                       -------------      ---------------
HSBC INVESTMENTS
GLATEGNY ESPLANADE ST PETER PORT
PO BOX 671 REGENCY COURT
GUERNSEY  GY1 3ST  256                                43,154.805         95.23%

HSBC INVESTOR FIXED INCOME LTD-B

BISYS FUND SERVICES
ATTN  RAY RICE
3435 STELZER
COLUMBUS  OH  43219
                                                           6.725        100.00%

HSBC INVESTOR GROWTH & INCOME-CLASS A

HSBC SECURITIES  USA  INC
PAMELA LANKOWSKY
452 FIFTH AVENUE
NY  NY  10018
                                                     118,575.987         71.25%

HSBC BANK USA TTEE
HOPES WINDOWS SALARIED 401K
PO BOX 1329
BUFFALO  NY  142401329
                                                      25,595.073         15.38%

KINCO   CO
FBO 9333
PO BOX 1329
BUFFALO  NY  142401329
                                                      22,255.674         13.37%

HSBC INVESTOR GROWTH & INCOME-CLASS B

HSBC SECURITIES  USA  INC
IRA FBO BONNIE A LANCASTER
452 FIFTH AVENUE
NY  NY  10018
                                               444,230.704999999         99.95%

HSBC INVESTOR GROWTH & INCOME-CLASS C



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                                     A-165

                                                                     PERCENT OF THE
                                                                        CLASS TOTAL
                                                                     ASSETS HELD BY
FUND/CLASS                                     NO. OF SHARES        THE SHAREHOLDER
----------                                     -------------        ---------------
HSBC SECURITIES  USA  INC
VALERIE M VACCARO
452 FIFTH AVENUE
NY  NY  10018
                                                   4,689.843             98.61%

HSBC INVESTOR GROWTH & INCOME-CLASS Y

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO  NY  142401329
                                               6,682,311.551             76.85%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE  PA  19087
                                                4,979,936.66             22.94%

HSBC INVESTOR GROWTH FUND CLASS A

HSBC SECURITIES  USA  INC
JOYCE A BUBIE
452 FIFTH AVENUE
NY  NY  10018
                                               1,531,873.519             96.23%

HSBC INVESTOR GROWTH FUND CLASS B

HSBC SECURITIES  USA  INC
IRA FBO ERNEST MUNIZ
452 FIFTH AVENUE
NY  NY  10018
                                                 114,970.995             99.58%

HSBC INVESTOR GROWTH FUND CLASS C

HSBC SECURITIES  USA  INC
IRA FBO ARTHUR BISCHOFF JR
452 FIFTH AVENUE
NY  NY  10018
                                                  25,069.341            100.00%

HSBC INVESTOR GROWTH FUND CLASS Y



HSBC INVESTOR FUNDS             2/1/2005

                                                                         PERCENT OF THE
                                                                            CLASS TOTAL
                                                                         ASSETS HELD BY
FUND/CLASS                                       NO. OF SHARES          THE SHAREHOLDER
----------                                       -------------          ---------------
HSBC SECURITIES  USA  INC
IRA FBO ROBERT J BUCHANAN
452 FIFTH AVENUE
NY  NY  10018
                                               605,604.922000001              38.97%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE  PA  19087
                                                       445,614.3              28.68%

KINCO AND CO
FBO 5667
ONE HANSON PLACE LOWER LEVEL
BROOKLYN  NY  11243
                                                     284,009.467              18.28%

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO  NY  142401329
                                                     218,753.187              14.08%

HSBC INVESTOR INT'L EQUITY LTD

FBO 85510581
C O HSBC BANK USA
ONE HANSON PLACE
BROOKLYN  NY  11243
                                                   1,639,215.204              88.05%

HSBC SECURITIES  USA  INC
BLANCA R CARVAJAL
452 FIFTH AVENUE
NY       NY 10018  046
                                                     215,997.068              11.60%

HSBC INVESTOR INT'L EQUITY LTD-A

FIELD NOMINEE 1343039
65 FRONT STREET
ATTN  SUSAN EDNEY
HAMILTON BERMUDA  020                                130,441.862             100.00%

HSBC INVESTOR INT'L EQUITY LTD-B



HSBC INVESTOR FUNDS             2/1/2005

                                                                         PERCENT OF THE
                                                                            CLASS TOTAL
                                                                         ASSETS HELD BY
FUND/CLASS                                     NO. OF SHARES            THE SHAREHOLDER
----------                                     -------------            ---------------
HSBC SECURITIES  USA  INC
KENNETH A DURR CUST FOR
452 FIFTH AVENUE
NY  NY  10018
                                                         554                99.11%

HSBC INVESTOR INT'L EQUITY-CLASS Y

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO  NY  142401329
                                               4,146,794.806                40.85%

FBO 85510583
C O HSBC BANK USA
ONE HANSON PLACE
BROOKLYN  NY  11243
                                               3,457,806.467                34.06%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE  PA  19087
                                               1,961,377.776                19.32%

HSBC SECURITIES  USA  INC
IRA FBO LOUIS D MAGGUILLI
452 FIFTH AVENUE
NY  NY  10018
                                                 507,637.307                 5.00%

HSBC INVESTOR LARGE CAP GRWTH EQTY LTD

HSBC SECURITIES  USA  INC
OSCAR ERNESTO RODRIGUEZ
452 FIFTH AVENUE
NY       NY 10018  009
                                                 673,691.286                53.61%

REPUBLIC NOMINEES LIMITED A/C 1378
HSBC REPUBLIC BANK GUERNSEY LTD
ST PETER PORT
RUE DU PRE
GUERNSEY  CHANNEL ISLAND  205 GY1 1LU                500,000                39.79%



HSBC INVESTOR FUNDS             2/1/2005

                                                                         PERCENT OF THE
                                                                            CLASS TOTAL
                                                                         ASSETS HELD BY
FUND/CLASS                                     NO. OF SHARES            THE SHAREHOLDER
----------                                     -------------            ---------------
KINCO   CO
FBO 10-518900
PO BOX 1329
BUFFALO  NY  142401329
                                                  83,059.015                    6.61%

HSBC INVESTOR LARGE CAP GRWTH EQTY LTD-A

FIELD NOMINEE 1343039
65 FRONT STREET
ATTN  SUSAN EDNEY
HAMILTON BERMUDA  020                            268,708.212                  100.00%

HSBC INVESTOR LARGE CAP GRWTH EQTY LTD-B

HSBC SECURITIES  USA  INC
RUI PING HE
452 FIFTH AVENUE
NY       NY 10018  010
                                                    37,653.9                   99.97%

HSBC INVESTOR LARGE CAP VALUE EQTY LTD

HSBC SECURITIES  USA  INC
TONATIUH INVESTMENT LTD
452 FIFTH AVENUE
NY NY  212 10018
                                                 529,661.091                   48.06%

REPUBLIC NOMINEES LIMITED A/C 1378
HSBC REPUBLIC BANK GUERNSEY LTD
ST PETER PORT
RUE DU PRE
GUERNSEY  CHANNEL ISLAND  205 GY1 1LU                500,000                   45.37%

KINCO   CO
FBO 10-518900
PO BOX 1329
BUFFALO  NY  142401329
                                                  72,481.632                    6.58%

HSBC INVESTOR LARGE CAP VALUE EQTY LTD-A



HSBC INVESTOR FUNDS             2/1/2005

                                                                         PERCENT OF THE
                                                                            CLASS TOTAL
                                                                         ASSETS HELD BY
FUND/CLASS                                     NO. OF SHARES            THE SHAREHOLDER
----------                                     -------------            ---------------
FIELD NOMINEE 1343039
65 FRONT STREET
ATTN  SUSAN EDNEY
HAMILTON BERMUDA  020                            130,904.262                  94.91%

HSBC SECURITIES  USA  INC
LIXIN PENG
452 FIFTH AVENUE
NY  NY 10018  043
                                                   7,003.133                   5.08%

HSBC INVESTOR LARGE CAP VALUE EQTY LTD-B

BISYS FUND SERVICES
ATTN  RAY RICE
3435 STELZER
COLUMBUS  OH  43219
                                                       10.07                 100.00%

HSBC INVESTOR LIMITED MATURITY LTD

FBO 85310584
C O HSBC BANK USA
ONE HANSON PLACE
BROOKLYN  NY  11243
                                               1,551,662.749                  92.99%

HSBC BRASIL PREMIUM FUND LTD
ACTIV BALANCE BLUE CHIP
AV BRIG FARIA LIMA 3064-2ND FLOOR
SAOPAULO S P BRAZIL  024 01451-000
                                                 101,902.173                   6.11%

HSBC INVESTOR LIMITED MATURITY LTD-A

FIELD NOMINEE 1343039
65 FRONT STREET
ATTN  SUSAN EDNEY
HAMILTON BERMUDA  020                             57,101.659                  94.84%

HSBC SECURITIES  USA  INC
LIXIN PENG
452 FIFTH AVENUE
NY  NY 10018  043
                                                   3,099.078                   5.15%



HSBC INVESTOR FUNDS             2/1/2005

                                                            PERCENT OF THE
                                                               CLASS TOTAL
                                                            ASSETS HELD BY
FUND/CLASS                                NO. OF SHARES    THE SHAREHOLDER
--------------------------------------    -------------    ---------------
HSBC INVESTOR LIMITED MATURITY LTD-B
HSBC SECURITIES  USA  INC

CHEUNG KWAN NG
452 FIFTH AVENUE
NY NY 10018 090
                                              4,155.071              99.77%
HSBC INVESTOR LIMITED MATURITY-CLASS A

HSBC SECURITIES  USA  INC
STEPHEN CORBA
452 FIFTH AVENUE
NY NY 10018
                                            143,228.748              99.99%
HSBC INVESTOR LIMITED MATURITY-CLASS B

HSBC SECURITIES  USA  INC
NANCY A  GARCIA C F
452 FIFTH AVENUE
NY NY 10018
                                             605,836.57              99.59%
HSBC INVESTOR LIMITED MATURITY-CLASS C

HSBC SECURITIES  USA  INC
IRA FBO FLORA M MUGAMBI
452 FIFTH AVENUE
NY NY 10018
                                             62,480.268             100.00%
HSBC INVESTOR LIMITED MATURITY-CLASS Y

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE  PA 19087
                                          1,197,695.569              39.42%

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO  NY 142401329
                                          1,013,220.685              33.35%



HSBC INVESTOR FUNDS   2/1/2005

                                                                PERCENT OF THE
                                                                   CLASS TOTAL
                                                                ASSETS HELD BY
FUND/CLASS                                  NO. OF SHARES      THE SHAREHOLDER
--------------------------------------    -----------------    ---------------
FBO 85310612
C O HSBC BANK USA
PO BOX 1329
BUFFALO  NY  142401329
                                                757,293.389              24.93%
HSBC INVESTOR MID-CAP FUND - CLASS A

HSBC SECURITIES  USA  INC
IRA FBO MATTHEW KAJDASZ
452 FIFTH AVENUE
NY  NY  10018
                                                183,368.537              83.63%

HSBC BANK USA
FBO HULBERT BROS 401K DAILY
PO BOX 1329
BUFFALO  NY  142401329
                                                 35,790.407              16.32%
HSBC INVESTOR MID-CAP FUND - CLASS B

HSBC SECURITIES  USA  INC
BAO ZHU DENG
452 FIFTH AVENUE
NY  NY  10018
                                          836,535.098999999              99.77%
HSBC INVESTOR MID-CAP FUND - CLASS C

HSBC SECURITIES  USA  INC
MELBA UTICA PACKING CO INC
452 FIFTH AVENUE
NY  NY  10018
                                                 11,380.555              99.99%
HSBC INVESTOR MID-CAP FUND - TRUST

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO  NY  142401329
                                             10,254,422.755              80.29%



HSBC INVESTOR FUNDS             2/1/2005

                                                              PERCENT OF THE
                                                                 CLASS TOTAL
                                                              ASSETS HELD BY
FUND/CLASS                                  NO. OF SHARES    THE SHAREHOLDER
--------------------------------------    ---------------    ---------------
FBO W14812
C O HSBC BANK USA
PO BOX 1329
BUFFALO  NY  142401329
                                            1,628,406.391              12.75%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE  PA  19087
                                              879,274.742               6.88%
HSBC INVESTOR MONEY MARKET - CLASS I

HSBC BANK USA
ONE HSBC CENTER 17TH FL
BUFFALO  NY  14240
                                           638,916,775.99              27.99%

CHICAGO MERCANTILE EXCHANGE INC
30 S WACKER DR
8 NORTH TREASURY
CHICAGO  IL  60606                         246,358,632.67              10.79%

HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK  NY  10018
                                           238,171,033.54              10.43%

ELECTRONIC DATA SYSTEMS CORPORATION
5400 LEGACY DR
ATTN DAVID L O'BRIEN ASSISTANT TREASURER
PLANO  TX  75024                              200,000,000               8.76%

WPP GROUP US FINANCE CORP
125 PARK AVE
NEW YORK  NY  10017
                                              144,000,000               6.31%



HSBC INVESTOR FUNDS             2/1/2005

                                                            PERCENT OF THE
                                                               CLASS TOTAL
                                                            ASSETS HELD BY
FUND/CLASS                                NO. OF SHARES    THE SHAREHOLDER
--------------------------------------    --------------   ---------------
WOODLANDS INSURANCE COMPANY INC
ATTN ALYSSA BOWERS 5N-25
1 PEPSI WAY
SOMERS  NY  10589
                                          118,406,678.32              5.19%
HSBC INVESTOR MONEY MARKET - CLASS Y

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO  NY  142401329
                                          327,743,301.45             63.51%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE  PA  19087
                                          139,222,226.43             26.98%

KINCO AND CO
PO BOX 1329
C/O HSBC BANK USA
BUFFALO  NY  14240                          35,095,883.7              6.80%

HSBC INVESTOR MONEY MARKET - INVESTOR

HSBC BANK USA
ONE HSBC CENTER 17TH FL
BUFFALO  NY  14240
                                          173,218,013.87             62.61%
HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK  NY  10018
                                           95,693,331.22             34.59%
HSBC INVESTOR MONEY MARKET FUND-CLASS B

HSBC SECURITIES  USA  INC
KEAT BOON
452 FIFTH AVENUE
NY  NY  10018
                                               141,921.2            100.00%



HSBC INVESTOR FUNDS             2/1/2005

                                                             PERCENT OF THE
                                                                CLASS TOTAL
                                                             ASSETS HELD BY
FUND/CLASS                                NO. OF SHARES     THE SHAREHOLDER
---------------------------------------   --------------    ---------------
HSBC INVESTOR MONEY MARKET FUND-CLASS C

HSBC BANK USA
452 5TH AVE
ATTN DAVID MORRERO
NEW YORK  NY  10018                       165,675,092.92             100.00%

HSBC INVESTOR MONEY MARKET FUND-CLASS D

HSBC BANK USA TTEE
AAA WESTERN AND CENTRAL NY 401K
PO BOX 1329
BUFFALO  NY  142401329
                                          679,988,261.34              72.78%
HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK  NY  10018
                                          194,620,810.5               20.83%
HSBC INVESTOR NY TAX FREE MMKT-CLASS A

HSBC BANK USA
ONE HSBC CENTER 17TH FL
BUFFALO  NY  14240
                                          111,742,592.53              52.86%
HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK  NY  10018
                                           99,572,200.81              47.10%
HSBC INVESTOR NY TAX FREE MMKT-CLASS B

HSBC SECURITIES  USA  INC
ELIO DINORCIA
452 FIFTH AVENUE
NY  NY  10018
                                              640,885.38             100.00%
HSBC INVESTOR NY TAX FREE MMKT-CLASS D



HSBC INVESTOR FUNDS             2/1/2005

                                                            PERCENT OF THE
                                                               CLASS TOTAL
                                                            ASSETS HELD BY
FUND/CLASS                                NO. OF SHARES    THE SHAREHOLDER
--------------------------------------    --------------   ---------------
HSBC BANK USA
452 5TH AVE
ATTN DAVID MARRERO
NEW YORK  NY  10018                        73,403,218.17             49.47%

HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK  NY  10018
                                           65,671,043.41             44.26%
KINCO AND CO
PO BOX 1329
C/O HSBC BANK USA
BUFFALO  NY  14240                          9,183,516.68              6.19%

HSBC INVESTOR NY TAX FREE MMKT-CLASS Y

HSBC BANK USA
ONE HSBC CENTER 17TH FL
BUFFALO  NY  14240
                                           80,245,777.73             58.44%
KINCO & COMPANY
PO BOX 1329
BUFFALO  NY  14240
                                           43,445,515.12             31.64%
HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK  NY  10018
                                           13,625,189.61              9.92%
HSBC INVESTOR NY TAX-FREE BOND -CLASS A

HSBC SECURITIES  USA  INC
DORIS A LEVIN
452 FIFTH AVENUE
NY  NY  10018
                                           3,050,951.212             98.37%
HSBC INVESTOR NY TAX-FREE BOND -CLASS C



HSBC INVESTOR FUNDS                 2/1/2005

                                                            PERCENT OF THE
                                                               CLASS TOTAL
                                                            ASSETS HELD BY
FUND/CLASS                                NO. OF SHARES    THE SHAREHOLDER
--------------------------------------    --------------   ---------------
HSBC SECURITIES  USA  INC
KURIEN MATHEW
452 FIFTH AVENUE
NY  NY  10018
                                             185,225.157            100.00%
HSBC INVESTOR NY TAX-FREE BOND -CLASS Y

HSBC BANK USA
ONE HSBC CENTER 17TH FL
BUFFALO  NY  14240
                                             981,867.268             58.13%
HSBC BANK USA
ONE HSBC CENTER 17TH FLOOR
BUFFALO  NY  14203
                                             556,678.453             32.96%
HSBC SECURITIES  USA  INC
S-R ART INVESTORS LLC
452 FIFTH AVENUE
NY  NY  10018
                                             133,383.041              7.90%
HSBC INVESTOR NY TAX-FREE BOND-CLASS B

HSBC SECURITIES  USA  INC
KRYSTYNA COMBS
452 FIFTH AVENUE
NY  NY  10018
                                            1,504,069.54             99.04%
HSBC INVESTOR OPPORTUNITY FUND - CLASS A

HSBC SECURITIES  USA  INC
ERIC T WONG -C F
452 FIFTH AVENUE
NY  NY  10018
                                           1,655,205.655             82.99%
STRAFE & CO
FAO EVELYN MENDELSSOHN TR FOR HM BAHL
PO BOX 160
WESTERVILLE  OH  430860160
                                             250,230.463             12.55%



HSBC INVESTOR FUNDS             2/1/2005

                                                                                                  PERCENT OF THE
                                                                                                     CLASS TOTAL
                                                                                                  ASSETS HELD BY
FUND/CLASS                                                             NO. OF SHARES              THE SHAREHOLDER
----------                                                             -------------              ---------------
HSBC INVESTOR OPPORTUNITY FUND - CLASS B

HSBC SECURITIES  USA  INC
IRA FBO FRANK RODRIGUEZ
452 FIFTH AVENUE
NY  NY  10018
                                                                          439,937.97                       99.48%

HSBC INVESTOR OPPORTUNITY FUND - CLASS C

HSBC SECURITIES  USA  INC
MADELEINE MAGO C F
452 FIFTH AVENUE
NY  NY  10018
                                                                          26,283.932                       99.54%

HSBC INVESTOR OVERSEAS EQUITY - CLASS A

HSBC SECURITIES  USA  INC
IRA FBO SERGE ARUTUNJAN
452 FIFTH AVENUE
NY  NY  10018
                                                                       1,398,104.798                       96.02%

HSBC INVESTOR OVERSEAS EQUITY - CLASS B

HSBC SECURITIES  USA  INC
SEP FBO NIKA TRAKHTENBERG
452 FIFTH AVENUE
NY  NY  10018
                                                                         164,792.811                       99.84%

HSBC INVESTOR OVERSEAS EQUITY - CLASS C

HSBC SECURITIES  USA  INC
NATHAN L DEMBIN-TRUSTEE
452 FIFTH AVENUE
NY  NY  10018
                                                                           10,249.59                      100.00%

HSBC INVESTOR SMALL CAP EQUITY LTD

KINCO AND CO
FBO 85410202
ONE HANSON PLACE LOWER LEVEL
BROOKLYN  NY  11243
                                                                       1,758,763.531                       89.34%



HSBC INVESTOR FUNDS             2/1/2005

                                                                                                  PERCENT OF THE
                                                                                                     CLASS TOTAL
                                                                                                  ASSETS HELD BY
FUND/CLASS                                                             NO. OF SHARES              THE SHAREHOLDER
----------                                                             -------------              ---------------
HSBC SECURITIES  USA  INC
NORA R BRUCILOVSKY
452 FIFTH AVENUE
NY  NY 10018  127
                                                                         199,961.932                       10.16%

HSBC INVESTOR SMALL CAP EQUITY LTD-A

FIELD NOMINEE 1343039
65 FRONT STREET
ATTN  SUSAN EDNEY
HAMILTON BERMUDA  020
                                                                         151,233.376                       99.27%

HSBC INVESTOR SMALL CAP EQUITY LTD-B

HSBC SECURITIES  USA  INC
RUI PING HE
452 FIFTH AVENUE
NY  NY 10018  010
                                                                           2,248.906                       99.81%

HSBC INVESTOR SMALL CAP EQUITY-CLASS Y

FBO 85410583
C O HSBC BANK USA
ONE HANSON PLACE
BROOKLYN  NY  11243
                                                                       7,482,340.261                       46.16%

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO  NY  142401329
                                                                       5,367,306.148                       33.11%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE  PA  19087

                                                                       1,564,486.655                        9.65%

HSBC INVESTOR TAX-FREE MMKT FUND CLASS D


HSBC INVESTOR FUNDS             2/1/2005

                                                                                                  PERCENT OF THE
                                                                                                     CLASS TOTAL
                                                                                                  ASSETS HELD BY
FUND/CLASS                                                             NO. OF SHARES              THE SHAREHOLDER
----------                                                             -------------              ---------------
KINCO AND CO
PO BOX 1329
C/O HSBC BANK USA
BUFFALO  NY  14240
                                                                        2,362,633.46                       92.05%

HSBC BANK USA
452 5TH AVE
ATTN DAVID MARRERO
NEW YORK  NY  10018
                                                                          204,136.94                        7.95%

HSBC INVESTOR TAX-FREE MMKT FUND CLASS Y

KINCO AND CO
PO BOX 1329
C/O HSBC BANK USA
BUFFALO  NY  14240
                                                                       17,986,605.23                       99.97%

HSBC INVESTOR US GOVT MONEY MKT-CLASS A

HSBC BANK USA
452 5TH AVE
ATTN DAVID MARRERO
NEW YORK  NY  10018
                                                                      581,115,501.33                       87.74%

HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK  NY  10018
                                                                       63,962,634.15                        9.66%

HSBC INVESTOR US GOVT MONEY MKT-CLASS B

HSBC SECURITIES  USA  INC
KWOK K CHAN
452 FIFTH AVENUE
NY  NY  10018

                                                                           17,023.14                      100.00%

HSBC INVESTOR US GOVT MONEY MKT-CLASS D



HSBC INVESTOR FUNDS             2/1/2005

                                                              PERCENT OF THE
                                                                 CLASS TOTAL
                                                              ASSETS HELD BY
FUND/CLASS                                   NO. OF SHARES    THE SHAREHOLDER
----------------------------------------    --------------    ---------------
HSBC BANK USA TTEE
AAA WESTERN AND CENTRAL NY 401K
PO BOX 1329
BUFFALO  NY  142401329                      465,783,433.61        93.82%
                                            --------------    ---------------

HSBC INVESTOR US GOVT MONEY MKT-CLASS Y

HSBC BANK USA
ONE HSBC CENTER 17TH FL
BUFFALO  NY  14240                          388,380,476.98        93.46%
                                            --------------    ---------------

KINCO & COMPANY
PO BOX 1329
BUFFALO  NY  14240                           22,986,682.87         5.53%
                                            --------------    ---------------

HSBC INVESTOR US TREAS MMKT FUND-CLASS A

HSBC BANK USA
452 5TH AVE
ATTN DAVID MARRERO
NEW YORK  NY  10018                          89,328,564.16        99.29%
                                            --------------    ---------------

HSBC INVESTOR US TREAS MMKT FUND-CLASS B

HSBC SECURITIES  USA  INC
IRA FBO ROBERT J K OLIVER
452 FIFTH AVENUE
NY  NY  10018                                    38,253.37        99.97%
                                            --------------    ---------------

HSBC INVESTOR US TREAS MMKT FUND-CLASS C

BISYS FUND SERVICES OHIO INC
3435 STELZER RD
ATTN RAY RICE
COLUMBUS  OH  43219                                     10       100.00%
                                            --------------    ---------------

HSBC INVESTOR US TREAS MMKT FUND-CLASS D

                                                              PERCENT OF THE
                                                                CLASS TOTAL
                                                              ASSETS HELD BY
FUND/CLASS                                   NO. OF SHARES    THE SHAREHOLDER
----------------------------------------    --------------    ---------------
KINCO AND CO
PO BOX 1329
C/O HSBC BANK USA
BUFFALO  NY  14240                          162,928,645.05         67.26%
                                            --------------    ---------------

HSBC BANK USA
ONE HSBC CENTER 17TH FL
BUFFALO  NY  14240                           77,872,607.58         32.15%
                                            --------------    ---------------

HSBC INVESTOR US TREAS MMKT FUND-CLASS I

MID STATE MANAGEMENT CORP.
97-77 QUEENS BOULEVARD
REGO PARK  NY  11374                            30,000,000        100.00%
                                            --------------    ---------------

HSBC INVESTOR US TREAS MMKT FUND-CLASS Y

HSBC BANK USA TTEE
ELECTROCOMPONENTS US EMPLOYEES
P O BOX 1329
BUFFALO  NY  142401329                       94,654,731.37         90.68%
                                            --------------    ---------------

HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK  NY  10018                           9,725,924.27          9.32%
                                            --------------    ---------------

HSBC INVESTOR VALUE FUND CLASS A

HSBC SECURITIES  USA  INC
LINDA KONRAD
452 FIFTH AVENUE
NY  NY  10018                                1,610,851.991         95.54%
                                            --------------    ---------------

HSBC INVESTOR VALUE FUND CLASS B

                                                              PERCENT OF THE
                                                                 CLASS TOTAL
                                                              ASSETS HELD BY
FUND/CLASS                                  NO. OF SHARES     THE SHAREHOLDER
----------------------------------------    --------------    ---------------
HSBC SECURITIES  USA  INC
HELEN ESANBOR
452 FIFTH AVENUE
NY  NY  10018                                 150,171.501         99.59%
                                            --------------    ---------------

HSBC INVESTOR VALUE FUND CLASS C

HSBC SECURITIES  USA  INC
IRA FBO ARTHUR BISCHOFF JR
452 FIFTH AVENUE
NY  NY  10018                                  30,719.477        100.00%
                                            --------------    ---------------

HSBC INVESTOR VALUE FUND CLASS Y

HSBC SECURITIES  USA  INC
IRA FBO ROBERT J BUCHANAN
452 FIFTH AVENUE
NY  NY  10018                                 651,031.926         34.87%
                                            --------------    ---------------

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE  PA  19087                              602,634.217         32.27%
                                            --------------    ---------------

KINCO AND CO
FBO 5667
ONE HANSON PLACE LOWER LEVEL
BROOKLYN  NY  11243                           368,297.049         19.72%
                                            --------------    ---------------

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO  NY  142401329                        245,269.782         13.14%
                                            --------------    ---------------

                                    TAXATION

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

      The Funds intend to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on municipal securities) would be taxable to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits.

      As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all or substantially all of such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least

98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

      A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

THE PORTFOLIOS

      Each Portfolio has obtained a ruling from the Internal Revenue Service that the Portfolio will be treated as a partnership for federal income tax purposes. For purposes of determining whether a Fund satisfies the income and diversification tests to maintain its status as a regulated investment company, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's income and assets.

DISTRIBUTIONS IN GENERAL

      Distributions of investment company taxable income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares (see below for information concerning reduced rates of tax for certain dividends exempt-interest dividends and capital gain dividends). Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

      Generally, the maximum tax rate for individual taxpayers on long-term capital gains and on certain qualifying dividends on corporate stock is 15%. These rates do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions form Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies (the rules governing foreign personal holding companies and foreign investment companies have been repealed for foreign corporations' tax years beginning after December 31, 2004.), and passive foreign investment companies are not treated as "qualified foreign corporations."

      The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are subject to a maximum federal income tax rate of 15% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income.

      Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a partial return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

TAX-EXEMPT INCOME (NEW YORK TAX-FREE BOND FUND)

      The Fund intend to invest a sufficient amount of its assets in municipal securities to qualify to distribute "exempt-interest dividends" (as defined in the Code) to shareholders. Such dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund intends to distribute such income. Such distributions will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

      Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" (as defined in the Code). A "substantial user" generally includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or "related persons' of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

      Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's Adviser attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither the Adviser nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

DISPOSITIONS

      Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. If an individual shareholder has held the shares as a capital asset for more than 12 months, the maximum current federal income tax rate is 15%. Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from a Fund are designated as exempt-interest dividends. Any loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

      If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

BACKUP WITHHOLDING

      The Funds generally will be required to withhold federal income tax at a rate of 28% (in 2005) ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Funds with the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

      Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Subject to certain limitations, dividends payable to certain non-U.S. shareholders will be exempt from withholding of U.S. tax through 2007 to the extent such dividends are attributable to interest or short-term capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

FUND INVESTMENTS

      Market Discount. If the Portfolio purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount not previously taken into account."

      Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

      Options Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

      Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

      Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Portfolio are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Portfolio, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

      Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

      Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

      Alternative Minimum Tax. While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

      All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Funds will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

SPECIAL TAX CONSIDERATIONS

      Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exe mpt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Gain on the sale of redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                                OTHER INFORMATION

CAPITALIZATION

      The Advisor Trust is a Massachusetts business trust established under a Declaration of Trust dated April 5, 1999.

      The Investor Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994 the name of the Investor Trust was "Fund Trust". Prior to April 12, 2001, the name of the Investor Trust was Republic Funds.

      The capitalization of each of the Investor Trust and Advisor Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional class or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Board of Trustees has appointed KPMG LLP as the independent registered public accounting firm of the Trusts for the fiscal year ending October 31, 2005. KPMG LLP will audit each Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 191 West

Nationwide Blvd., Suite 500, Columbus, OH 43215.

COUNSEL

      Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trusts, and also acts as counsel to the Trusts.

CODE OF ETHICS

      Each Trust, the Adviser, the Sub-Advisers and BISYS each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT

      This Statement of Additional Information and the Prospectus do not contain all the information included in each Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

      Each Fund's current audited financial statements (and the audited financial statements of the corresponding Portfolios) dated October 31, 2004 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2004 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement of Additional Information.

SHAREHOLDER INQUIRIES

      All shareholder inquiries should be directed to the Trusts, P.O. Box 182845, Columbus, Ohio 43218-2845.

           GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL/FREE)

                                   APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S RATING SERVICES (S&P)

Corporate and Municipal Bonds

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA An obligation rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A An obligation rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB An obligation rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB An obligation rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Plus (+) or       The ratings from `AA' to `BB' may be modified by the addition
Minus (-)         of a plus or minus sign to show
                  relative standing within the major rating categories.

Corporate and Municipal Notes

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3              Speculative capacity to pay principal and interest.

Note: A S&P rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term rating.

Commercial Paper

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. However, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Variable Rate Demand Obligations:

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (i.e., `AAA/A-1+). With short term demand debt, note rating symbols are used with the commercial paper symbols (i.e., `SP-1+/A-1+).

MOODY'S INVESTORS SERVICE

U.S. Municipal Bonds

Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Bb. The modifier
                  1 indicates that the obligation rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1/            This designation denotes superior credit quality. Excellent
VMIG 1            protection is afforded by established cash flows, highly
                  reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/            This designation denotes strong credit quality. Margins of
VMIG 2            protection are ample, although not as large as in the
                  preceding group.

MIG 3/            This designation denotes acceptable credit quality. Liquidity
VMIG 3            and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

Note: A two component rating is assigned to variable demand obligations (VRDOs). The first element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG rating expire at note maturity, while VMIG ratings expirations will be a function of each issuer's specific structural or credit features.

Commercial Paper

Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  -     Leading market positions in well established industries.

                  -     High rates of return on funds employed.

                  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  - Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
                  Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

FITCH, INC.

Long Term Credit Ratings (includes U.S. Public Finance securities)

AAA Highest credit quality. `AAA' denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. Single `A' rating denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Plus (+) or          Plus and minus signs may be appended to denote relative
Minus (-)            status within major ratings categories. Plus and minus
                     signs, however, are not added to the `AAA' category.

Short-Term Credit Ratings (includes Note & Commercial Paper)

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added plus (+) sign to denote exceptionally strong credit feature.

F-2 Good credit quality. Indicates a satisfactory capacity for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or F-1" ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Plus (+) The plus sign may be appended to a `F-1' category to denote relative status within the category.

Variable Rate Demand Obligations

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as 'AAA/F1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

                                   APPENDIX B

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

      Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

      The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending" on numerous factors.

      Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

      1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

      2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

      3. Tax And Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

      4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

      Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

      The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Standard & Poor's Rating Services and Fitch, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                   APPENDIX C

                        ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS

      The following information is a summary of special factors affecting investments in New York municipal obligations. It does not purport to be a complete description and is based on information from the Annual Information Statement ("AIS") of the State of New York dated May 30, 2003 and the Update to the AIS dated January 26, 2004 ("Update").(1)

                                  INTRODUCTION

      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Beginning in 2003, Federal and state government employment and wage statistics are being reported in accordance with the new NAICS industrial classification system.

      Services: The services sector, which includes professional and business services, education and healthcare, leisure and hospitality services and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

      Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

      Trade: As defined under NAICS, wholesale and retail trade is the largest sector in terms of nonagricultural jobs in New York but only the third largest when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

      Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for less than one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

      Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy

------------------
(1) Readers may obtain informational copies of the AIS, updates, and supplements by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or the Office of the State Comptroller, Gov. A.E. Smith State Office Building, Albany, NY 12236, (518) 474-4015. This information is also available electronically on the Division of the Budget (DOB) Internet site at www.budget.state.ny.us/dob.

products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

      Government: Federal, State and local governments together are the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

      Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

      The State's economy suffered more than the nation as a whole during the recession due to the September 11 devastation of downtown New York City and the importance of the finance and tourism industries to the State economy. However, the State is slowly emerging from recession and growth is evident in several sectors. State nonagricultural employment is expected to rise 0.8 percent in 2004. Wages are expected to rise 5.1 percent in 2004. Total State personal income is projected to increase 5.1 percent in 2004, primarily reflecting strength in wage growth. The growth is attributable primarily to an improved outlook in the financial and insurance sector.

      The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could hinder the State's recovery. This would result in even slower employment and income growth than projected. Financial sector activity remains the largest risk to the New York forecast. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

ECONOMIC AND DEMOGRAPHIC TRENDS

      State Economy

      In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990 - 1991 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

      State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

      U.S. Economy

      Following a sluggish recovery period, the U.S. economy finally appears to be on a sustainable expansionary path. The climate of uncertainty caused by the September 11th terrorist attacks, a string of corporate governance scandals and the war in Iraq and its aftermath seems to have subsided and business confidence appears to be improving. Real U.S. Gross Domestic Product (GDP) is expected to grow at an annual rate of 4.7 percent, following growth of 3.1 percent in 2003.

      Equity prices are rising in response to brisk profit growth and monetary policy is expected to remain accommodative. Household spending is expected to rise, supported by rising employment and incomes, and the continued impact of the 2003 tax cuts. Finally, the combined impact of a moderately falling dollar and accelerating growth in the world economy is expected to increase the demand for U.S. exports in 2004, although on balance, the trade deficit is expected to widen. Persistent slack in the economy and declining oil prices, will likely lower the inflation rate, as measured by growth in the Consumer Price Index
(CPI), to 1.8 percent in 2004 from 2.3 percent in 2003. Personal income is expected to increase 4.7 percent in 2004 following an increase of 3.3 percent in 2003. The national unemployment rate is expected to average 5.7 percent in 2004, after averaging 6.0 in 2003.

                              FISCAL YEAR 2003-2004

EVENTS RELATED TO 2003 - 2004 FINANCIAL PLAN

      The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. The Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-2004 fiscal year on March 31, 2003, and the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year on May 2, 2003. The Governor did vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003.

      In January 2003, the Governor presented a balanced 2003-04 Executive Budget with proposals that closed a combined 2002-03 and 2003-04 General Budget gap of over $11.5 billion. In May 2003, the DOB projected a shortfall of approximately $900 billion from the Executive Plan resulting primarily from spending additions and lower than projected receipts associated with the final settlement of a 2002 tax liability. On May 28, 2003, DOB issued a revised 2003-04 Financial Plan following final action on the budget by the State Legislature (the Enacted Plan) to reflect final action on the 2003-2004 State Budget by the Legislature.

OVERVIEW OF THE 2003 - 2004 FINANCIAL PLAN

      The 2003 - 2004 January Financial Plan Update reflects revisions based on a review of actual operating results through mid-January 2004, and an updated analysis of underlying economic, revenue, and spending trends.. DOB projected a potential imbalance in the General Fund of roughly $900 million in 2003-04 prior to the anticipated receipt of Federal Funds from the Federal economic stimulus legislation. The stimulus package provided $1.07 billion of fiscal relief to the State, including $645 million in one-time Federal revenue sharing payments and $422 million from a 15-month increase in the Federal matching rate on Medicaid costs (FMAP). An additional $170 million of fiscal savings occurred from the delay in providing payments to New York City associated with the LGAC/Municipal Assistance Corporation (MAC) transaction for a total benefit of $1.24 billion. All other revisions since the Enacted Budget resulted in no significant change to budget balance, and incorporate a slightly improved receipts forecast, higher spending in Medicaid, welfare and TAP, and lower spending in State Operations and debt service. Thus, the net positive impact of $1.24 billion, mostly from the Federal stimulus package, eliminated the potential $912 million potential imbalance.

      Projected spending has increased $1.9 billion since the Enacted Budget. This is primarily attributable to higher projected spending in Medicaid for direct program needs, upward re-estimates to Federal grant levels, and higher Federal matching aid related to the one-time FMAP increase ($1.20 billion); an increase in Federal pass-through aid for the World Trade Center ($556 million); and growth in Federal aid for education ($515 million) and child care spending ($126 million). These increases are partially offset by lower projected disbursements from the Community Projects Fund ($300 million).

2003 - 2004 STATE FINANCIAL PLAN

      Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board. This section discusses significant activities in the General Fund and the other governmental funds anticipated in 2003 - 2004.

GENERAL FUND

      The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003 - 2004 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements and 67 percent of State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2003 - 2004 Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. See the section entitled "Special Considerations" below for a discussion of certain risks and uncertainties faced by the State.

General Fund Receipts

      Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are now estimated at $42.26 billion for 2003-2004, an increase from 2002-2003 of $4.86 billion. General Fund receipts are projected to be $108 million below the projections contained in the Mid-Year Update. The increase is largely the result of the collection of $4.2 billion in tobacco securitization proceeds and $645 million in Federal revenue sharing grants.

      The personal income tax is imposed on individuals, estates and trusts and is based, with certain modifications, on federal definitions of income and deductions. After RBT deposits, personal income tax receipts for 2003-04 are estimated to reach $15.79 billion, a decrease of $1 billion (5.9.) from 2002-03.

      User taxes and fees are comprised of the State's sales and use tax; and cigarette, tobacco, alcoholic beverage, and auto rental taxes. They also include receipts from motor vehicle fees and alcoholic beverage license fees. Dedicated transportation funds outside the General Fund receive all the revenues of the motor fuel tax and motor vehicle registration fees, and all highway use taxes and fees. Receipts from user taxes and fees are projected to total $7.9 billion in fiscal year 2003 - 2004, $834 million or 11.8 percent above 2002-03 collections.

      Business taxes include franchise taxes based generally on the net income of business, banking, and insurance corporations, taxes based on the gross receipts of utilities, and gallonage-based petroleum business taxes. Total business tax collections are projected to total $3.39 billion in fiscal year 2003 - 2004, $15 million higher than 2002 - 2003 receipts, due primarily to an increase in insurance tax collections as a result of tax restructuring.

      Other taxes include the estate and gift tax, the real property gains tax, and pari-mutuel taxes. The yield from other taxes in 2003-04 is estimated at $784 million, an increase of $41 million from 2002 - 2003. This increase is principally caused by a boost in the collections of the estate tax, which reflects and increase of market equity values form the recent improvement in the economy.

      Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain license and fee revenues. Receipts in this category are estimated at $5.97 billion in fiscal year 2003 - 2004, an increase of $3.88 billion from 2002 - 2003, due largely in part from $4.2 billion in tobacco securitization proceeds.

      Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, including the one percent sales tax used to support payments to the Local Government Assistance Corporation
(LGAC). Transfers from other funds are estimated at $7.77 billion in fiscal year 2003 - 2004, an increase of $610 million from 2002 - 2003. The increase reflects better-than-anticipated year-to-date collection experience for the personal income, sales and real estate transfer taxes.

      General Fund Disbursements

      General Fund disbursements, including transfers to other funds, are projected to total $42.06 billion in fiscal year 2003 - 2004, a net decrease of $392 million from the restated Mid-Year Update. The revisions include lower estimated spending from the Community Projects Fund ($200 millions) now projected to occur in 2004-05. The remaining decrease of $192 million primarily reflects: a net reduction in State Operations spending ($87 million) including increase mental hygiene offsets, lower spending for the Judiciary, and a net reduction in costs across several agencies from the ongoing statewide austerity measures; lower debt service costs provided from debt management actions ($73 million); and downward reestimates to all other transfers ($41 million), offset by a projected deficiency in nonpublic school aid ($16 million).

      Grants to local governments is the largest category of General Fund disbursements and includes financial aid to local governments and non-profit organizations, as well as entitlement payments for individuals. The largest areas of spending in local assistance are for aid to public schools (44 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for mental hygiene programs (6 percent), higher education programs (5 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

      Spending in local assistance was projected to total $28.01 billion in fiscal year 2003 - 2004, an increase of $1.30 billion (4.9 percent) from 2002 - 2003. This net spending growth is primarily attributable to welfare assistance programs ($631 million), Medicaid ($318 million), additional spending in Community Fund Projects ($350 million), higher spending for the Higher Education Service Corporation ($123 million) and various other local assistance programs. These increases are partially offset by an annual decline in spending for the City University of New York ($176 million) and a scheduled decline in payments for the Yonkers settlement agreement ($110 million).

      General Fund spending for school aid was projected at $12.31 billion in fiscal year 2003 - 2004 (on a State fiscal year basis) an increase of $34 million over 2002-03. This net increase reflects the "tail" cost of the 2002-2003 school year increase offset in part by the reduced spending in the 2003-04 enacted school year aid package.

      Medicaid spending was estimated at $6.27 billion in fiscal year 2003 - 2004, an increase of $318 million (5.3 percent) from 2002 - 2003. The underlying spending growth of roughly 8 percent ($478 million) is partially offset by increased Federal aid ($324 million), additional financing through HCRA ($117 million), and various cost containment proposals.

      Spending on welfare was projected at $1.13 billion in fiscal year 2003 - 2004, an increase of $637 million (127.2 percent) from 2002 - 2003. This increase is largely attributable to additional use of federal TANF funds to offset spending in 2002-2003 ($465 million) and the increased cost of the welfare caseload ($166 million).

      Higher Education Service Corporation (HESC) spending was projected at $442 million, an increase of $123 million (38.6 percent) from 2002-03. This increase reflects underlying program growth ($163 million) and a reduction in available federal TANF funds ($64 million), offset by a deferral of Tuition Assistance Program costs into the 2004-05 fiscal year ($104 million).

      Spending for all other local assistance programs will total $7.18 billion in fiscal year 2003 - 2004, a net increase of $366 million (5.4 percent) from 2002-03. This includes increased State support for children and family services ($90 million), public health programs ($41 million), mental hygiene programs ($27 millions), partially offset an annual decrease in the funding for the Yonkers settlement agreement ($110 million).

      State operations pays for the costs of operating the Executive, Legislative, and Judicial branches of government. State operations spending in this category was projected at $7.17 billion in fiscal year 2003 - 2004, a decrease of $547 million (7.1 percent) over the prior year. The State's overall workforce is projected to total 186,000 persons by the end of 2003-04, down approximately 10,000 from November 2001 when the Governor announced a series of cost savings actions following the September 11 attacks.

      General State charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive branch, Legislature, and Judiciary. These payments, many of which are mandated by statute and collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation, and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

      Disbursements for GSCs are estimated at $3.20 billion in fiscal year 2003
- 2004, an increase of $467 million from the prior year. The growth results from higher health insurance costs, primarily to cover the increasing cost of providing health insurance benefits for State employees, as well as higher costs for pensions and related benefits.

      Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. For a full discussion of the State's capital and debt programs, see the section entitled "Debt and Other Financing Activities" in this AIS.

      Transfers for debt service total $1.58 billion in 2003-04, an increase of $87 million. The increase is primarily attributable to planned growth in underlying debt service costs, offset by continued debt reduction efforts.

      Transfers for capital projects pay for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. Transfers for capital projects in 2003-04 are projected to increase by $81 million and reflect year-to-year increases in pay-as-you-go financing for certain projects and changes in the timing of the receipt of bond proceeds to reimburse capital spending.

      The State's cost of transfers to the State University are projected to increase by $119 million over 2003-04 primarily due to financing the State's share of an outstanding SUNY loan.

      All other transfers, which include all remaining transfers from the General Fund to other funds, are estimated to total $482 million in 2003-04, an decrease of $179 million. The growth is attributable to decreases in the Community Service Provider Assistance Program ($100 million), Medicaid payments to SUNY hospitals ($48 million), and payments to the State Lottery Fund ($17 million).

NON-RECURRING ACTIONS

      The non-recurring actions incorporated in the 2003-04 Enacted Plan, are primarily intended to finance the extraordinary revenue losses associated with the 2002 tax year that DOB expects will not recur.

      A total of $5.1 billion in gross nonrecurring actions, with a net impact of $3.2 billion on the Financial Plan, are incorporated into the 2003-04 Enacted Plan. These include resources from the securitization of tobacco settlement payments ($3.8 billion), the use of federal TANF moneys to offset General Fund welfare, HESC, and school aid program spending ($458 million), spending delays fro a Medicaid cycle and TAP payments ($274 million), the one-time shift of various pay-as-you-go capital projects to bonding ($122 million), debt management actions to reduce debt service costs ($161 millions), recoveries of school aid and welfare overpayments ($88 million), abandoned property collections ($75 million), and various routine fund sweeps ($138 million).

GENERAL FUND CLOSING BALANCE

      The 2003-04 Financial Plan projects a closing balance in the General Fund of $1.01 billion. The closing balance is comprised of $794 million in the Tax Stabilization Reserve Fund, $200 million in the Community Projects Fund, and $20 million in the Contingency Reserve Fund. The projected increase of $284 million from the Mid-Year Update reflects an additional $200 million balance in the Community Projects Fund resulting from spending delays and a planned deposit of $84 million to the Tax Stabilization Reserve Fund. The closing fund balance excludes $661 million expected to be on deposit in the tax refund reserve account at the close of 2003-04.

OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS

      It is currently estimated that spending and revenue actions in the Enacted Plan in concert with events since the presentation of Executive Plan will result in projected General Fund budget gaps of $6 billion for 2004-05 and $8 billion for 2005-06, before reflecting savings from the Fiscal Management Plan or extra federal aid, which are expected to reduce the gaps by approximately $900 million in each year.

      In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1.0 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03.

OTHER GOVERNMENTAL FUNDS

      In addition to the General Fund, the 2003-04 Enacted Plan includes Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. These are discussed below.

      All Governmental Funds spending is estimated at $98.29 billion in 2003-04, an annual increase of $314 million from the Mid-Year Update. This increase is primarily due to higher than anticipated disbursements for education ($518 million), Medicaid costs relating to the 15-month increase in the federal matching rate ($379 million), and child care spending ($142 million), offset by a decline in State Funds..

SPECIAL REVENUE FUNDS

      Total disbursements for programs supported by Special Revenue Funds are projected at $47.05 billion. Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.

      Federal grants account for 66 percent of all special revenue spending in 2003-04, comparable to prior years. Disbursements from Federal funds, excluding aid for capital programs, are estimated at $33.44 billion, an increase of $202 million from 2002-03. Medicaid is the largest program within Federal funds, accounting for over half of total spending in this category. In 2003-04, Federal support for Medicaid spending is projected to increase $1.03 billion (6 percent) over 2002-03. Other increases enhanced social welfare initiatives authorized under ($426 million), and the Federal share of Child Health Plus ($324 million).

      State special revenue spending is projected to be $15.16 billion. Spending from State special revenue funds for Medicaid is projected to grow by $121 million in 2003-04. Additional HCRA financing, workforce recruitment and retention programs and additional funding for Medicaid pharmacy costs represent $389 million in net growth in the Special Revenue Funds, which is partially offset by lower spending attributable to the use of balances in the Indigent Care Fund, the sunset of the Tobacco Transfer Fund and the legislative reduction of the nursing home gross receipts assessment from 6 percent to 5 percent.

      Other components of the State Funds spending increase include program growth in public health spending ($154 million), EPIC prescription drug program ($105 million), Child Health Plus ($68 million), State aid for education ($104 million), aid to local social service providers through the community service provider assistance program ($188 million), aid to transit systems ($79 million), and growth in the STAR local tax relief program ($136 million).

CAPITAL PROJECTS FUNDS

      Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).

DEBT SERVICE FUNDS

      Spending from Debt Service Funds is estimated at $3.39 billion in 2002-03, an increase of $349 million or 11.5 percent from 2002-03. The increase reflects planned growth in costs, and additional bonding enacted by the Legislature for the CHIPs capital programs and equipment for E-911 cellular emergency systems.

                        2002-03 GAAP-BASIS FINANCIAL PLAN

      State law requires the State to update its projected GAAP-basis financial results for the current fiscal year on or before September 1 of each year. The State will base its GAAP projections on the cash estimates in the Enacted Plan and on actual results for the 2002-03 fiscal year as reported by the State Comptroller in July 2003.

SPECIAL CONSIDERATIONS

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

      The Executive is reviewing legal questions surrounding certain actions taken by the Legislature in enacting the 2003-04 budget. The State Constitution provides that the Legislature may not alter an appropriation bill submitted by the Governor except to strike out or reduce items, or to add appropriations that are stated separately and distinctly from the original appropriations. A number of court cases have interpreted and clarified the Legislature's powers to act on the appropriations contained in the Executive Budget. In light of the provisions of the State Constitution and existing case law, the Executive believes the Legislature, in enacting changes to the Governor's Executive Budget for 2003-04, may have acted in a manner that violates State constitutional and statutory requirements.

      Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are underway on a new round of contracts. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a Financial Plan cost of approximately $80 million.

      An ongoing risk to the Enacted Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Enacted Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

      In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $730 million in General Fund reserves.

TAX REFUND RESERVE ACCOUNT

      Net personal income tax collections in recent years have been affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits into this account tax receipts at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections was deposited directly in the School Tax Reduction (STAR) Fund to be used to make payments to reimburse local governments for their revenue decreases due to the STAR program. The 2000-01 and 2001-02 Financial Plans also included an additional $250 million deposit of personal income tax receipts to the Debt Reduction Reserve Fund.

                               PRIOR FISCAL YEARS

                    CASH-BASIS RESULTS FOR PRIOR FISCAL YEARS

      The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (GAAP), showing revenues and expenditures.

GENERAL FUND 2000-01 THROUGH 2002-03

      The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

      New York State's financial operations had improved during recent fiscal years but were adversely affected by the national recession, the ongoing weakness in the financial sector and the terrorist attack of September 11, 2001. Nonetheless, during its last ten fiscal years, the State has recorded balanced budgets on a cash basis, with positive year-end fund balances.

      A narrative description of cash-basis results in the General Fund for the prior three fiscal years is presented below, followed by tables that summarize actual General Fund results. For a description of the principal State taxes and fees, see Exhibit B to this AIS.

2002-03 FISCAL YEAR

      In a revised 2002-03 Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and to reduce the projected budget gaps for 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

      After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.1 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund., $20 million in the Contingency Reserve Fund to pay costs related to litigation against the State, and $85 million in the Community Projects Fund, which pays primarily for legislative "member items."

      The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

      General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

2001-02 FISCAL YEAR

      The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund (CRF), $159 million in the Community Projects Fund (CPF), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

      General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year, as discussed previously in the AIS. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial
Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

      General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-01 FISCAL YEAR

      The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (TSRF) (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (CRF), $292 million in the Community Projects Fund (CPF), and $29 million in the Universal Pre-Kindergarten Fund.

      The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation (LGAC) that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

      The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund
(DRRF) for debt reduction in fiscal year 2001-02.

      General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

                       DEBT AND OTHER FINANCING ACTIVITIES

LEGAL CATEGORIES OF STATE DEBT AND OTHER FINANCINGS

      Financing activities of the State include general obligation debt and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation and other financings through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. These categories are described in more detail below.

      The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

GENERAL OBLIGATION AND STATE-GUARANTEED FINANCING

      There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years (see "Debt Reform Act - Limitations on State-Supported Debt" below).

      The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (TRANs), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (BANs). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. However, since 1990, the State's ability to issue TRANs has been limited due to enactment of the fiscal reform program which created LGAC (see "Local Government Assistance Corporation" below). BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing. The State does not anticipate issuing new BANs during the 2003-04 fiscal year.

      Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (JDA). The State has never been called upon to make any direct payments pursuant to any such guarantees.

      In February 1997, the JDA issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. In February of 2003, JDA issued $30 million of State Guaranteed Commercial Paper Notes. It is anticipated that the audit report as of March 31, 2003 will indicate that JDA will have a positive fund (net worth) balance. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 2003-04 fiscal year.

      Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

STATE PERSONAL INCOME TAX REVENUE FINANCING

      In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

      The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to the STAR Fund) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that
(i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

      The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2003, approximately $2.4 billion of State Personal Income Tax Revenue Bonds have been issued and are outstanding.

LEASE-PURCHASE AND CONTRACTUAL-OBLIGATION FINANCING

      The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

      The State has entered into a financing arrangement with LGAC to restructure the way the State makes certain local aid payments (see "Local Government Assistance Corporation" below). Subject to legislative authorization, the State may also participate in the issuance of certificates of participation
(COPs) in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property. The State expects that

State Personal Income Tax Revenue Bonds will be used to finance the acquisition of equipment that are authorized to be issued under this program in 2003-04.

      The State is also committed under numerous capital lease-purchase agreements covering electronic data processing and telecommunications equipment and real property capital lease-purchase agreements. Expenditures for these obligations during the 2001-02 fiscal year were $45.3 million comprised of $32.5 million attributable to principal and $12.8 million attributable to interest. As such obligations do not entail a traditional bond, note, or COPS financing, these amounts are not reflected in the tables describing State-supported debt.

MORAL OBLIGATION AND OTHER FINANCING

      Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency (HFA) pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the Urban Development Corporation (UDC) and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2003-04 fiscal year.

      In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for the City of New York (NYC MAC) was created in 1975 to provide financing assistance to New York City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to New York City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding. In 1995, the State created the Municipal Assistance Corporation for the City of Troy (Troy
MAC). The bonds issued by Troy MAC do not include moral obligation provisions.

LOCAL GOVERNMENT ASSISTANCE CORPORATION

      In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to one percent of the four percent State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued bonds

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and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

      The legislation also imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no TRAN borrowing in the fifth year). This provision limiting the seasonal State's borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No restrictions were placed upon the State's ability to issue deficit notes.

      The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

      Legislation enacted with 2003-04 Budget relating to LGAC and NYC MAC intends that the State assume responsibility for debt service payments on the remaining $2.5 billion in outstanding NYC MAC bonds. Thirty annual payments of $170 million from sales tax receipts dedicated to LGAC are authorized to be pledged to a New York City-created public benefit corporation allowing the maturity of the debt to be extended to 2034, well beyond the original 2008 maturity of the outstanding NYC MAC debt. The Executive believes that the structure may be flawed and is continuing to evaluate the constitutional and legal issues raised by the legislation, the implications on the State's Debt Reform Act of 2000, and the impact on the LGAC bondholders.

2003-04 BORROWING PLAN

      Section 22-c of the State Finance Law requires the Governor to submit the five-year Capital Program and Financing Plan (the Plan) with the Executive Budget. The proposed 2003-04 through 2007-08 Capital Program and Financing Plan was released with the Executive Budget on January 29, 2003 and updated to reflect the 30-Day Amendments on February 28, 2003. The Plan is required to be updated by the later of July 30 or 90 days after the enactment of the State Budget. A copy of the current Plan and the updated Plan, when available, can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website at www.budget.state.ny.us/dob.

      The issuance plan for 2002-03 and the remaining years of the Capital Plan reflects the expectation that State Personal Income Tax Revenue Bonds will be issued to finance certain programs authorized to be secured by service contract or lease-purchase payments.

      The State's 2003-04 borrowing plan projects issuance of $248 million in general obligation bonds. The State Legislature did not authorize the issuance of any COPs in the 2003-04 fiscal year.

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

      Other State-supported borrowings by public authorities to finance various capital programs of the State are projected to total approximately $3.54 billion, which includes Personal Income Tax Revenue Bonds, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 2003-04. Included therein are borrowings by: (i) DASNY for the State University of New York (SUNY), the City University of New York (CUNY), mental health facilities, school construction (RESCUE), capital projects for school districts, university facilities (Jobs 2000), and State court facilities;
(ii) the Thruway Authority for the Consolidated Highway Improvement Program;
(iii) UDC (doing business as the Empire State Development Corporation) for prisons, youth facilities, sports facilities, homeland security, State facilities and Jobs Now Program; (iv) the Environmental Facilities Corporation
(EFC) for State Environmental Infrastructure Projects, including Water Pollution Control and Pipeline for Jobs (Jobs 2000); (v) HFA for housing programs; and
(vi) MTA for service contract bonds related to their debt restructuring. Borrowings for 2002-03 also include the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes which may be issued by the Thruway Authority, DASNY, UDC and HFA; the Strategic Investment Program
(SIP) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC and economic development programs, including the Empire Opportunity Fund program, the Gen*NY*sis biotechnology program, the regional economics program and the Community Capital Assistance Program which may be issued by DASNY and UDC.

      The projections of State borrowings for the 2003-04 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

DEBT REFORM ACT - LIMITATIONS ON STATE-SUPPORTED DEBT

      Chapter 59 of the Laws of 2000 enacted the Debt Reform Act of 2000 (Debt Reform Act). The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only, and established a maximum term of 30 years on such debt.

      The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and is gradually increasing until it is fully phased in at 5 percent in 2013-14.

      The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued.

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

      However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

      Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. On November 8, 2001, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 then outstanding at 0.39 percent of personal income and debt service on such debt at 0.09 percent of total governmental receipts. The Division of the Budget expects that debt outstanding and debt service costs for the 2002-03 fiscal year will also be within the statutory caps.

OUTSTANDING DEBT OF THE STATE AND CERTAIN AUTHORITIES

      For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

STATE-SUPPORTED DEBT OUTSTANDING

General Obligation Bond Programs

      The first type of State-supported debt, general obligation debt, is currently authorized for transportation, environment and housing purposes. The amount of general obligation bonds and BANs issued in the 2000-01 through 2002-03 fiscal years (excluding bonds issued to redeem BANs and refunding bonds) were $219 million, $211 million, and $244 million, respectively. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transit, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2003, the total amount of outstanding general obligation debt was $4.0 billion.

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                           AUTHORITIES AND LOCALITIES

PUBLIC AUTHORITIES

      The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this Appendix, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt under the section entitled" Debt and Other Financing Activities." As of December 31, 2002, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $104.7 billion, only a portion of which constitutes State-supported or State-related debt.

      The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities that are described under the section entitled "Debt and Other Financing Activities" above. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.

METROPOLITAN TRANSPORTATION AUTHORITY

      The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

      Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000 - 2001 Enacted Budget provided State assistance to the MTA totaling approximately $1.35 billion and initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000 - 2004 Capital Program. This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

      State legislation accompanying the 2000 - 2001 Enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the "2000 - 2004 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000 - 2004 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

      The 2000 - 2004 Capital Program approved by the Capital Program Review Board assumes the issuance of an estimated $11.0 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for certain debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

      The 2000 - 2004 Capital Plan assumed $1.6 billion in State support using proceeds from State general obligation bonds under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. The MTA is currently reviewing options to offset the loss of the Bond Act funds.

      There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. Moreover, should the MTA's plans to issue additional debt to replace funding anticipated from the defeated Transportation Infrastructure Bond Act not materialize, the State and the City could come under pressure to provide additional funding to the MTA. Should funding levels ultimately fall below the levels assumed in the plan approved by the Capital Program Review Board, the MTA would have to revise its 2000 - 2004 Capital Program accordingly. If the 2000 - 2004 Capital Plan is delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

      The MTA has reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage includes the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. All estimates of the adverse impact on the MTA and the regional economy are of necessity preliminary and are subject to adjustment as more information becomes available. The MTA currently estimates property damage to the transit system at $855 million. The

MTA currently expects that insurance proceeds in the amount of $1.5 billion (subject to a $15 million deductible) and federal disaster assistance will cover substantially all of the property losses related to this event. Bridges and tunnels operated by the TBTA suffered no structural damage; however, certain bridges and tunnels, particularly the Brooklyn-Battery Tunnel, are subject to sporadic closings and restrictions on traffic coordinated by federal, state, and local agencies. The MTA continues to assess the long-term impact of, among other things, the tragedy and its aftermath on State subsidies generated by regional economic transactions, such as the regional sales and use tax and certain business taxes. While the loss of revenues and increase in expenses may be significant, the MTA does not expect that it will materially affect its ability to meet its obligations to bondholders and others in a timely manner.

            On October 28, 2003, the MTA released a revised 2003 budget and a four-year Financial Plan for itself and its affiliates and subsidiaries for 2004
- 2007 (the 2004-2007 Financial Plan). The 2004-2007 Financial Plan included the fares on the transit and commuter systems and tolls on the TBTA's bridges and tunnels that were increased in May 2003. The 2004-2007 Financial Plan expected that all such entities would be able to maintain their respective operations on a self-sustaining basis through 2004 and anticipated budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The 2004-2007
Financial Plan tracks the final year of the 2000-2004 Capital Programs of the transit and commuter systems that were approved by the Capital Program Review Board.

            On December 18, 2003, the MTA adopted a 2003 final budget estimate that showed an improvement of $152 million in the expected year-end cash balance, as well as an updated 2004 budget. The MTA decided to apply the additional 2003 cash balance to prepayment of 2005 expenses, thereby lowering the anticipated budget gap in 2005 to $688 million.

THE CITY OF NEW YORK

      The fiscal health of the State may also be affected by the fiscal health of New York City ("City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in public credit markets.

      The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

      To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as fund seasonal needs. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC, Inc., in 1999 (local development corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues). The City expects that these actions will provide sufficient financing capacity to continue its capital program through fiscal year 2013.

      For the 2000-2001 and 2001-2002 fiscal years (ending June 30), the City had an operating surplus of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balance operating results after discretionary and other transfers, in accordance with GAAP.

      The June 2002 Financial Plan included gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-2003 gap-closing program included resources from agency actions and actions to be taken by the federal and State governments and municipal unions. The 2002-2003 budgets include nearly

$1.5 billion in bond proceeds from the TFA to cover a portion of the costs and revenue losses related to the September 11 attack on the World Trade Center.

      On June 30, 2003, the City submitted to the State Financial Control Board (the "Control Board") the June Financial Plan for the 2003 through 2007 fiscal years, which related to the City and certain entities that received funds from the City, and which reflects changes as a result of the City's expense and capital budgets for the 2004 fiscal year that were adopted on June 27, 2003. The Financial Plan projected revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projected gaps of $2.0 billion, $3.2 billion, and $3.3 billion for fiscal years 2005, 2006, and 2007, respectively.

      On January 15, 2004, the City issued the January Financial Plan for the 2004 through 2008 fiscal years, which is a modification to the June Financial Plan. The January Plan reflects the Preliminary Budget for fiscal year 2005 and change since the June Financial Plan.

      The January Financial Plan projects revenues and expenditures balanced in accordance with GAAP for both the 2004 and 2005 fiscal years, and projects gaps of $2.0 billion, $2.9 billion and $2.2 billion in fiscal years 2006, 2007 and 2008, respectively. The January Financial Plan included proposed discretionary transfers and prepayments in fiscal year 2004 of $1.39 billion, reflecting prepayments of debt service of $695 million due in each of fiscal years 2005 and 2006.

      Potential risks to the January Financial Plan include the loss of City savings due to the legal challenge concerning the payment of MAC debt with funds provided by the State, the potential for higher uniform overtime costs, and the failure of MTA to assume operation of private bus serviced funded by the City, which total $531 million in fiscal year 2004 and $800 million annually in the 2005 through 2008 fiscal years, as well as assumed State and federal assistance.

      In addition, the January Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits).

      The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, and economic,

FISCAL OVERSIGHT

      In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (NYC
MAC) to provide financing assistance to the City; the New York State Financial Control Board (FCB) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

      Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

MONITORING AGENCIES

      The staffs of the FCB, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its covered organizations with the financial plan.

      The monitoring agencies' reports indicate that recent City budgets have been balanced in part through the use of substantial surpluses and other non-recurring resources and that the City's Financial Plan relies in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office (IBO) has been established, pursuant to the City Charter, to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City. Copies of the most recent staff reports are available by contacting; FCB, 123 William Street, 23 rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, Room 517, One Centre Street, New York, NY 1007-2341, Attention: Deputy Comptroller for Public Finance; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

OTHER LOCALITIES

      Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2003 - 2004 fiscal year or thereafter.

      To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation (Chapter 84 of the Laws of 2000) creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has issued $436 million in bonds as of the date of the Update. The Authority may also impose financial plan requirements on Nassau County. The State paid $30 million in transitional assistance to the County for State fiscal year 2000 - 2001, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years, which is subject to appropriation by the State Legislature. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

      The State has provided extraordinary financial assistance to certain municipalities, primarily cities, since the 1996 - 1997 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year and totaled $200.4 million in 2000 - 2001.

      Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion of that indebtedness represented borrowing to finance budgetary deficits; $108 million in deficit financing was authorized pursuant to

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enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.

      Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

                                   LITIGATION
GENERAL

      The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below, these proceedings could adversely affect the State's finances in the 2003-04 fiscal year or thereafter. The State intends to describe newly initiated proceedings which the State deems to be material, as well as any material and adverse developments in the listed proceedings, in quarterly updates and/or supplements to this AIS.

      For the purpose of this Litigation section of the AIS, the State defines "material and adverse developments" as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State's ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State's ultimate legal position. The State intends to end disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

      As of the date of this AIS, except as described below, there is no current material litigation involving the State's Constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

      The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State's opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State's financial position in the 2003-04 fiscal year or thereafter.

      The General Purpose Financial Statements for the 2002-03 fiscal year reported probable awarded and anticipated unfavorable judgments of $958 million, of which $49 million were expected to be paid during the 2003-04 fiscal year (for more information on the State's estimated liability, see footnote 11 in the General Purpose Financial Statements for the 2002-03 fiscal year). The General Purpose Financial Statement for the 2003-04 fiscal year will update these estimates in July 2004.

      Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 Financial Plan. The State believes that the proposed 2003-04Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2003-04 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund (for a discussion of the State's projected fund balances for the 2003-04 fiscal year, see the section entitled "Current Fiscal Year"). In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2003-04 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 Financial Plan.

STATE FINANCE POLICIES

EMPIRE CONVERSION

      In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public assets fund" to be used for the purpose set forth inSection 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

      By a decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motion to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on the plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motion to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

LINE ITEM VETO

      In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint.

GAMING

      In Dalton, et al. v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of video lottery terminals at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multi-jurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

BUDGET PROCESS

      In Pataki v. McCall, et al., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly. This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.

      By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller's motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of article VII of the State Constitution and denied defendants' cross-motions for summary judgment. Defendants have appealed from the January 17, 2002 order to the Appellate Division, Third Department.

REAL PROPERTY CLAIMS

      On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

      In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

      In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The defenses that were dismissed may not be asserted as to liability, but may still be asserted with respect to damages. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

      Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York.

      In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February, 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

      In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By a decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in the defendants' answers. By a decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

      In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chatauqua Counties. By order dated November 22, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the Thruway right of way and denying the State's motion to dismiss the federal government's damage claims. By decision and order dated June 21, 2002, the District Court granted summary judgment to defendant dismissing that portion of the action relating to the islands on the Niagara River. A judgment entered June 21, 2002, dismissed all aspects of this action. Plaintiff has appealed from the judgment to the U.S. Court of Appeals for the Second Circuit.

CIVIL RIGHTS CLAIMS

YONKERS

      In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), plaintiffs sued the Yonkers Board of Education, the State and others alleging the creation and maintenance of an unlawful dual school system in the City of Yonkers.

      On March 26, 2002, after notice and hearing, the District Court approved the settlement proposed and accepted by all parties. Under the terms of the settlement, the Yonkers public schools are deemed desegregated, and control of the schools by the Yonkers Board of Education resumes. The State has agreed to pay a total of $300 million dollars to finance specified educational programs for the Yonkers public schools over the next five years, with the last payment to be made in the 2006-07 State fiscal year. The settlement takes effect after:
1) the District Court entered an order approving the settlement; 2) the District Court vacated all prior remedial orders; 3) the District Court entered an order severing this action from other claims of housing discrimination; 4) the District Court entered a judgment dismissing the education claims with prejudice, subject only to the Court's retention of ancillary jurisdiction to enforce the terms of the settlement; and 5) the State Legislature approved the first annual funding obligation in the State's 2002-03 fiscal year, expressly recognizing the total amount due under the funding schedule. A judgment has been entered approving the settlement and bringing this case to an end.

SCHOOL AID

      In Campaign for Fiscal Equity, Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

      This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State constitutions and Title VI of the federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

      By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

      By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court's conclusion that New York City schoolchildren were not received the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

STATE PROGRAMS MEDICAID

      Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

      In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

      In related cases, New York Association of Homes and Services for the Aging, Inc. v. Novello, et al., Valley Health Services v. State and Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law Section 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the Sitrin case. Plaintiffs have appealed from this decision.

                                   APPENDIX D

                               HSBC INVESTOR FUNDS
                            HSBC ADVISOR FUNDS TRUST
              HSBC INVESTOR PORTFOLIOS (COLLECTIVELY, THE "TRUST")

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust delegates the authority to vote proxies related to portfolio securities of each series (the "Funds") of the Trust to HSBC Investments (USA) Inc. ("HSBC"), which in turn delegates proxy voting authority for some Funds of the Trust to a Sub-Adviser(1) retained to provide day-to-day portfolio management for that Fund. The Boards of Trustees (the "Board") adopt the proxy voting policies and procedures of HSBC and the Sub-Advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of each Fund. These policies and procedures are attached hereto.

The Board will provide the Trust's consent to vote in matters where HSBC or a Sub-Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

----------------------
(1) The Bernstein Unit of Alliance Capital Management L.P., NWQ Investment Management Company, LLC, Waddell & Reed Investment Management Company, and Westfield Capital Management, LLC (collectively, the "Sub-Advisers").

                                     PART C

Item 23. Exhibits

(a) Form of Declaration of Trust; establishment and designation of series for HSBC Investor Fixed Income Fund; HSBC Investor International Equity Fund, and HSBC Investor Small Cap Equity Fund.(5)

(b)      Form of By-Laws.(1)

(c)      Not applicable.

(d)(1) Form of Investment Advisory Contract Supplement between HSBC Investor Portfolios and HSBC Asset Management (Americas) Inc. regarding HSBC Investor Fixed Income Portfolio.(10)

(e)(1) Form of Distribution Agreement regarding HSBC Investor Fixed Income Fund, HSBC Investor International Equity Fund, HSBC Investor Small Cap Equity Fund. (12)

(e)(2)   Form of Selling Agreement. (13)

(e)(3)   Form of Dealer Agreement. (13)

(f)      Not applicable.

(g)(1)   Form of Custodian Agreement.(7)

(g)(2)   Form of Transfer Agency and Service Agreement.(7)

(h)(1) Form of Administrative Agreement regarding HSBC Investor Fixed Income Fund, HSBC Investor International Equity Fund, HSBC Investor Small Cap Equity Fund.(5)

(h)(2) Form of Administration Agreement between HSBC Advisors Funds Trust and BISYS.(7)

(h)(3)   Form of Fund Accounting Agreement.(7)

(h)(4) Master Services Agreement between BISYS Fund Services Ohio, Inc., HSBC Investor Funds, Trust HSBC Advisor Funds Trust and HSBC Investor Portfolios. (13)

(h)(5) Omnibus Fee Agreement between BISYS Fund Services Ohio, Inc., BISYS Fund Services (Cayman) Limited, HSBC Investor Funds Trust, HSBC Advisor Funds Trust and HSBC Investor Portfolios. (13)

(h)(6) Amendment to Omnibus Fee Agreement between Bisys Fund Services Ohio, Inc., Bisys Fund Services (Cayman), HSBC Investor Funds Trust, HSBC Advisor Funds Trust and HSBC Investor Portfolios. (13)

(i)      Not applicable.

(j)      Consent of Independent Auditors. Filed herewith.

(k)      Not applicable.

(m)      Not applicable.

(n)      Not applicable.

(p)(1)   Code of Ethics for HSBC Asset Management (Americas) Inc.(9)

(p)(2)   Code of Ethics for Alliance Capital Management L.P.(9)

(p)(3)   Code of Ethics for Institutional Capital Corporation.(9)

(p)(4)   Code of Ethics for Capital Guardian Trust Company.(9)

(p)(5)   Code of Ethics for Westfield Capital Management, LLC.(11)

(p)(6)   Code of Ethics for The Bernstein Unit of Alliance Capital Management
         (12)

(p)(7)   Code of Ethics for BISYS. (Filed herewith.)

(p)(8) Code of Ethics for HSBC Investor Funds, HSBC Advisor Funds Trust, and HSBC Portfolios. Filed herewith.

(o)(1) Powers of Attorney of Trustees and Officers of Registrant, HSBC Investor Funds and HSBC Investor Portfolios. (12)

(o)(2) Powers of Attorney of Trustees and Officers of Registrant, HSBC Investor Funds and HSBC Investor Portfolios. (13)

(1) Incorporated herein by reference from registration statement on Form N-1A of the Registrant (File No. 333-2205) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on April 3, 1996.

(2) Incorporated herein by reference from pre-effective amendment no. 1 to the Registration Statement as filed with the SEC on June 24, 1996.

(3) Incorporated herein by reference from pre-effective amendment no. 2 to the

         Registration Statement as filed with the SEC on July 31, 1996.

(4) Incorporated herein by reference from post-effective amendment no. 2 to the Registration Statement as filed with the SEC on November 26, 1996.

(5) Incorporated herein by reference from Post-effective amendment no. 5 to the Registration Statement as filed with the SEC on November 29, 1997.

(6) Incorporated herein by reference from post-effective amendment no. 6 to the Registration Statement as filed with the SEC on November 25, 1998.

(7) Incorporated herein by reference from post-effective amendment no. 9 to the Registration Statement as filed with the SEC on March 1, 1999.

(8) Incorporated herein by reference from post-effective amendment no. 10 to the Registration Statement as filed with the SEC on February 29, 2000.

(9) Incorporated herein by reference from post-effective amendment no. 11 to the Registration Statement as filed with the SEC on February 28, 2001.

(10) Incorporated herein by reference from amendment no. 12 to the Registration Statement as filed with the SEC on January 30, 2002.

(11) Incorporated herein by reference from amendment no. 13 to the Registration Statement as filed with the SEC on February 28, 2003.

(12) Incorporated herein by reference from amendment no. 14 to the Registration Statement as filed with the SEC on March 1, 2004.

(13) Incorporated herein by reference from amendment no. 15 to the Registration Statement as filed with the SEC on December 30, 2004.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    Not applicable.

ITEM 25. INDEMNIFICATION

         Reference is hereby made to Article IV of the Registrant's Declaration of Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees or officers of the Registrant by the Registrant pursuant to the Declaration of Trust of otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, is unenforceable.

         A claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees or officers of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees or officers in connection with the shares being registered, the Registrant will, unless in the opinion of its Counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issues.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

         HSBC Asset Management (Americas), 452 Fifth Avenue, New York, New York 10018, serves as investment adviser and is a wholly-owned subsidiary of HSBC Bank USA, Inc., a New York State chartered bank, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-25999) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

         Information as to the directors and officers of AllianceBernstein Investment Research and Management ("Bernstein"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Bernstein in the last two years, is included in its application for registration as an investment advisor on Form ADV (File No. 801-57937) filed under the Investment Advisers Act of 1940, as amended and is incorporated by reference thereto.

         Information as to the directors and officers of Westfield Capital Management Company ("Westfield") together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers on of Westfield in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-34350) filed under the Investment Advisers Act of 1940, as amended and is incorporation by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS.

Item 27(a)                           BISYS Fund Services Limited
                                     Partnership ("BISYS" or the
                                     "Distributor") acts as principal
                                     underwriter for the following
                                     investment companies:

                                     American Independence Funds Trust
                                     American Performance Funds
                                     AmSouth Funds
                                     BB&T Funds
                                     The Coventry Group
                                     The Hirtle Callaghan Trust
                                     HSBC Advisor Funds Trust
                                     HSBC Investor Funds
                                     HSBC Investor Portfolios
                                     The Infinity Mutual Funds, Inc.
                                     LEADER Mutual Funds
                                     Legacy Funds Group
                                     MMA Praxis Mutual Funds
                                     Old Westbury Funds, Inc.
                                     Pacific Capital Funds
                                     STI Classic Funds
                                     STI Classic Variable Trust
                                     USAllianz Variable Insurance Products Trust
                                     Variable Insurance Funds
                                     The Victory Portfolios
                                     The Victory Variable Insurance Funds
                                     Vintage Mutual Funds, Inc.

BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS' main address is 100 Summer Street, Suite 1500, Boston, MA 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

    Item 27(b) Information about Directors and Officers of BISYS is as follows:

           NAME AND ADDRESS          POSITION WITH UNDERWRITER          POSITION WITH FUND

BISYS Fund Services Ohio, Inc.         Sole Limited Partner                   None
3435 Stelzer Road
Columbus, OH 43219

BISYS Fund Services, Inc.*             Sole General Partner                   None
3435 Stelzer Road
Columbus, OH 43219

* Richard F. Froio - Executive Representative and Supervising Principal William J. Tomko - Supervising Principal, Columbus OSJ

    Item 27(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of: HSBC Asset Management (Americas), 452 Fifth Avenue, New York, New York 10018; BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035; Institutional Capital Corporation, 225 West Wacker Drive, Chicago, Illinois, 60606; Sanford C. Bernstein & Co., LLC, 1345 Avenue Of The Americas, New York, NY 10105 ; and Westfield Capital Management LLC, 21 Fellow Street, Boston, MA 02119.

ITEM 29. MANAGEMENT SERVICES

    Not applicable.

ITEM 30. UNDERTAKINGS

(a) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement on Form N-lA (File No. 333-02205) (the "Registration Statement") to be signed on its behalf by the undersigned, thereto duly authorized on the 25th day of February, 2005.

HSBC Advisor Funds Trust

Richard Fabietti**
---------------------------
Richard Fabietti, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 25, 2005.

Richard Fabietti**                                   Troy Sheets**
------------------------------------                 -----------------
Richard Fabietti                                     Troy Sheets
President                                            Treasurer

Alan S. Parsow*                                      Stephen Baker**
------------------------------------                 -----------------
Alan S. Parsow                                       Stephen Baker
Trustee                                              Trustee

Michael Seely*                                       Larry M. Robbins*
------------------------------------                 -----------------
Michael Seely                                        Larry M. Robbins
Trustee                                              Trustee

                                                     Frederick C Chen*
                                                     -----------------
                                                     Frederick C Chen
                                                     Trustee

/s/David J. Harris
------------------------------------
*David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as Exhibit (o)(1) to Post-Effective Amendment No. 14 filed on March 1, 2004.

/s/David J. Harris
---------------------------
**David J. Harris, as attorney-in-fact pursuant to powers of attorney filed as Exhibit (o)(2) to Post-Effective Amendment No. 15 filed on December 30, 2004.

HSBC Investor Portfolios (the "Portfolio Trust") has duly caused this amendment to the Registration Statement on Form N-1A of HSBC Advisor Funds Trust (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized on the 25th day of February, 2005.

HSBC INVESTOR PORTFOLIOS

Richard Fabietti**
---------------------------
Richard Fabietti
President

    Pursuant to the requirements of the Investment Company Act of 1940, this post-effective amendment to the Trust's Registration Statement has been signed below by the following persons in the capacities indicated on February 25, 2005.

Richard Fabietti**
---------------------------
Richard Fabietti
President

Troy Sheets**
---------------------------
Troy Sheets
Treasurer

Alan S. Parsow*
---------------------------
Alan S. Parsow
Trustee of the Portfolio Trust

Larry M. Robbins*
---------------------------
Larry M. Robbins
Trustee of the Portfolio Trust

Michael Seely*
---------------------------
Michael Seely
Trustee of the Portfolio Trust

Frederick C. Chen*
---------------------------
Frederick C. Chen
Trustee of the Portfolio Trust*

Stephen Baker**
---------------------------
Stephen Baker
Trustee of the Portfolio Trust*

/s/David J. Harris
---------------------------
*David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as Exhibit (o)(1) to Post-Effective Amendment No. 14 filed on March 1, 2004.

/s/David J. Harris**
---------------------------
David J. Harris, as attorney-in-fact pursuant to powers of attorney filed as
Exhibit (o)(4) to Post-Effective Amendment No.    filed on December 30, 2004.

                                  EXHIBIT INDEX

(j)      Consent of Independent Auditors

(p)(7)   Code of Ethics for BISYS

(p)(8) Code of Ethics for HSBC Investor Funds, HSBC Advisor Funds Trust, and HSBC Portfolios